                                                                   EXHIBIT 10.34

                   OHIO DEPARTMENT OF JOB AND FAMILY SERVICES

                   OHIO MEDICAL ASSISTANCE PROVIDER AGREEMENT
                              FOR MANAGED CARE PLAN

         This provider agreement is entered into this first day of December, 2003, at Columbus, Franklin County, Ohio, between the State of Ohio, Department of Job and Family Services, (hereinafter referred to as ODJFS) whose principal offices are located in the City of Columbus, County of Franklin, State of Ohio, and Buckeye Community Health Plan, Inc., Managed Care Plan (hereinafter referred to as MCP), an Ohio for-profit corporation, whose principal office is located in the city of Toledo, County of Lucas, State of Ohio.

         MCP is an entity eligible to enter into a provider agreement in accordance with 42 CFR 438.6 and is engaged in the business of providing prepaid comprehensive health care services as defined in 42 CFR 438.2. MCP is licensed as a Health Insuring Corporation by the State of Ohio, Department of Insurance (hereinafter referred to as ODI), pursuant to Chapter 1751, of the Ohio Revised Code and is organized and agrees to operate as prescribed by Chapter 5101:3-26 of the Ohio Administrative Code (hereinafter referred to as OAC), and other applicable portions of the OAC as amended from time to time.

         ODJFS, as the single state agency designated to administer the Medicaid program under Section 5111.02 of the Ohio Revised Code and Title XIX of the Social Security Act, desires to obtain MCP services for the benefit of certain Medicaid recipients. In so doing, MCP has provided and will continue to provide proof of MCP's capability to provide quality services, efficiently, effectively and economically during the term of this agreement.

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This provider agreement is a contract between the ODJFS and the undersigned
Managed Care Plan (MCP), provider of medical assistance, pursuant to the federal contracting provisions of 42 CFR 434.6 in which the MCP agrees to provide comprehensive medical services as provided in Chapter 5101:3-26 of the Ohio Administrative Code, assuming the risk of loss, and complying with applicable state statutes, Ohio Administrative Code, and Federal statutes, rules, regulations and other requirements, including but not limited to title VI of the Civil Rights Act of 1964; title IX of the Education Amendments of 1972 (regarding education programs and activities); the Age Discrimination Act of 1975; the Rehabilitation Act of 1973; and the Americans with Disabilities Act.

ARTICLE I  -  GENERAL

A. MCP agrees to report to the Chief of Bureau of Managed Health Care (hereinafter referred to as BMHC) or their designee as necessary to assure understanding of the responsibilities and satisfactory compliance with this provider agreement.

B. MCP agrees to furnish its support staff and services as necessary for the satisfactory performance of the services as enumerated in this provider agreement.

C. ODJFS may, from time to time as it deems appropriate, communicate specific instructions and requests to MCP concerning the performance of the services described in this provider agreement.Upon such notice and within the designated time frame after receipt of instructions, MCP shall comply with such instructions and fulfill such requests to the satisfaction of the department. It is expressly understood by the parties that these instructions and requests are for the sole purpose of performing the specific tasks requested to ensure satisfactory completion of the services described in this provider agreement, and are not intended to amend or alter this provider agreement or any part thereof.

ARTICLE II  -  TIME OF PERFORMANCE

A. Upon approval by the Director of ODJFS this provider agreement shall be in effect from the date entered through June 30, 2004, unless this provider agreement is suspended or terminated pursuant to Article VIII prior to the termination date, or otherwise amended pursuant to Article IX.

ARTICLE III  -  REIMBURSEMENT

A. ODJFS will reimburse MCP in accordance with rule 5101:3-26-09 of the Ohio Administrative Code and the appropriate appendices of this provider agreement.

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ARTICLE IV  -  MCP INDEPENDENCE

A. MCP agrees that no agency, employment, joint venture or partnership has been or will be created between the parties hereto pursuant to the terms and conditions of this agreement. MCP also agrees that, as an independent contractor, MCP assumes all responsibility for any federal, state, municipal or other tax liabilities, along with workers compensation and unemployment compensation, and insurance premiums which may accrue as a result of compensation received for services or deliverables rendered hereunder. MCP certifies that all approvals, licenses or other qualifications necessary to conduct business in Ohio have been obtained and are operative. If at any time during the period of this provider agreement MCP becomes disqualified from conducting business in Ohio, for whatever reason, MCP shall immediately notify ODJFS of the disqualification and MCP shall immediately cease performance of its obligation hereunder in accordance with OAC Chapter 5101:3-26.

ARTICLE V  -  CONFLICT OF INTEREST; ETHICS LAWS

A. In accordance with the safeguards specified in section 27 of the Office of Federal Procurement Policy Act (41 U.S.C. 423) and other applicable federal requirements, no officer, member or employee of MCP, the Chief of BMHC, or other ODJFS employee who exercises any functions or responsibilities in connection with the review or approval of this provider agreement or provision of services under this provider agreement shall, prior to the completion of such services or reimbursement, acquire any interest, personal or otherwise, direct or indirect, which is incompatible or in conflict with, or would compromise in any manner or degree the discharge and fulfillment of his or her functions and responsibilities with respect to the carrying out of such services. For purposes of this article, "members" does not include individuals whose sole connection with MCP is the receipt of services through a health care program offered by MCP.

B. MCP hereby covenants that MCP, its officers, members and employees of the MCP have no interest, personal or otherwise, direct or indirect, which is incompatible or in conflict with or would compromise in any manner of degree the discharge and fulfillment of his or her functions and responsibilities under this provider agreement. MCP shall periodically inquire of its officers, members and employees concerning such interests.

C. Any person who acquires an incompatible, compromising or conflicting personal or business interest shall immediately disclose his or her interest to ODJFS in writing. Thereafter, he or she shall not participate in any action affecting the services under this provider agreement, unless ODJFS shall determine that, in the light of the personal interest disclosed, his or her participation in any such action would not be contrary to the public interest. The written disclosure of such interest shall be made to: Chief, Bureau of Managed Health Care, ODJFS.

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D.       No officer, member or employee of MCP shall promise or give to any
         ODJFS employee anything of value that is of such a character as to manifest a substantial and improper influence upon the employee with respect to his or her duties. No officer, member or employee of MCP shall solicit an ODJFS employee to violate any ODJFS rule or policy relating to the conduct of the parties to this agreement or to violate sections 102.03, 102.04, 2921.42 or 2921.43 of the Ohio Revised Code.

E. MCP hereby covenants that MCP, its officers, members and employees are in compliance with section 102.04 of the Revised Code and that if MCP is required to file a statement pursuant to 102.04(D)(2) of the Revised Code, such statement has been filed with the ODJFS in addition to any other required filings.

ARTICLE VI  -  EQUAL EMPLOYMENT OPPORTUNITY

A. MCP agrees that in the performance of this provider agreement or in the hiring of any employees for the performance of services under this provider agreement, MCP shall not by reason of race, color, religion, sex, sexual orientation, age, disability, national origin, veteran's status, health status, or ancestry, discriminate against any citizen of this state in the employment of a person qualified and available to perform the services to which the provider agreement relates.

B. MCP agrees that it shall not, in any manner, discriminate against, intimidate, or retaliate against any employee hired for the performance or services under the provider agreement on account of race, color, religion, sex, sexual orientation, age, disability, national origin, veteran's status, health status, or ancestry.

C. In addition to requirements imposed upon subcontractors in accordance with OAC Chapter 5101:3-26, MCP agrees to hold all subcontractors and persons acting on behalf of MCP in the performance of services under this provider agreement responsible for adhering to the requirements of paragraphs (A) and (B) above and shall include the requirements of paragraphs (A) and (B) above in all subcontracts for services performed under this provider agreement, in accordance with rule 5101:3-26-05 of the Ohio Administrative Code.

ARTICLE VII  -  RECORDS, DOCUMENTS AND INFORMATION

A. MCP agrees that all records, documents, writings or other information produced by MCP under this provider agreement and all records, documents, writings or other information used by MCP in the performance of this provider agreement shall be treated in accordance with rule 5101:3-26-06 of the Ohio Administrative Code. MCP must maintain an appropriate record system for services provided to members. MCP must retain all records in accordance with 45 CFR 74.

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B.       All information provided by MCP to ODJFS that is proprietary shall be held to be strictly confidential by ODJFS. Proprietary information is information which, if made public, would put MCP at a disadvantage in the market place and trade of which MCP is a part [see Ohio Revised Code Section 1333.61(D)]. MCP is responsible for notifying ODJFS of the nature of the information prior to its release to ODJFS. ODJFS reserves the right to require reasonable evidence of MCP's assertion of the proprietary nature of any information to be provided and ODJFS will make the final determination of whether this assertion is supported. The provisions of this Article are not self-executing.

C. MCP shall not use any information, systems, or records made available to it for any purpose other than to fulfill the duties specified in this provider agreement. MCP agrees to be bound by the same standards of confidentiality that apply to the employees of the ODJFS and the State of Ohio. The terms of this section shall be included in any subcontracts executed by MCP for services under this provider agreement. MCP must implement procedures to ensure that in the process of coordinating care, each enrollee's privacy is protected consistent with the confidentiality requirements in 45 CFR parts 160 and 164.

ARTICLE VIII  -  SUSPENSION AND TERMINATION

A. This provider agreement may be canceled by the department or MCP upon written notice in accordance with the applicable rule(s) of the Ohio Administrative Code, with termination to occur at the end of the last day of a month.

B. MCP, upon receipt of notice of suspension or termination, shall cease provision of services on the suspended or terminated activities under this provider agreement; suspend, or terminate all subcontracts relating to such suspended or terminated activities, take all necessary or appropriate steps to limit disbursements and minimize costs, and furnish a report, as of the date of receipt of notice of suspension or termination describing the status of all services under this provider agreement.

C. In the event of suspension or termination under this Article, MCP shall be entitled to reconciliation of reimbursements through the end of the month for which services were provided under this provider agreement, in accordance with the reimbursement provisions of this provider agreement.

D. ODJFS may, in its judgment, suspend, terminate or fail to renew this provider agreement if the MCP or MCP's subcontractors violate or fail to comply with the provisions of this agreement or other provisions of law or regulation governing the Medicaid program. Where ODJFS proposes to suspend, terminate or refuse to enter into a provider agreement, the provisions of applicable sections of the Ohio Administrative Code with respect to ODJFS' suspension, termination or refusal to enter into a provider agreement shall apply, including the MCP's right to request a public hearing under Chapter 119, of the Revised Code.

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E.       When initiated by MCP, termination of or failure to renew the provider agreement requires written notice to be received by ODJFS at least 75 days in advance of the termination or renewal date, provided, however, that termination or non-renewal must be effective at the end of the last day of a calendar month. In the event of non-renewal of the provider agreement with ODJFS, if MCP is unable to provide notice to ODJFS 75 days prior to the date when the provider agreement expires, and if, as a result of said lack of notice, ODJFS is unable to disenroll Medicaid enrollees prior to the expiration date, then the provider agreement shall be deemed extended for up to two calendar months beyond the expiration date and both parties shall, for that time, continue to fulfill their duties and obligations as set forth herein.

ARTICLE IX  -  AMENDMENT AND RENEWAL

A. This writing constitutes the entire agreement between the parties with respect to all matters herein. This provider agreement may be amended only by a writing signed by both parties. Any written amendments to this provider agreement shall be prospective in nature.

B. This provider agreement may be renewed one or more times by a writing signed by both parties for a period of not more than twelve months for each renewal.

C. In the event that changes in State or Federal law, regulations, an applicable waiver, or the terms and conditions of any applicable federal waiver, require ODJFS to modify this agreement, ODJFS shall notify MCP regarding such changes and this agreement shall be automatically amended to conform to such changes without the necessity for executing written amendments pursuant to this Article of this provider agreement.

ARTICLE X  -  LIMITATION OF LIABILITY

A. MCP agrees to indemnify the State of Ohio for any liability resulting from the actions or omissions of MCP or its subcontractors in the fulfillment of this provider agreement.

B. MCP hereby agrees to be liable for any loss of federal funds suffered by ODJFS for enrollees resulting from specific, negligent acts or omissions of the MCP or its subcontractors during the term of this agreement, including but not limited to the nonperformance of the duties and obligations to which MCP has agreed under this agreement.

C. In the event that, due to circumstances not reasonably within the control of MCP or ODJFS, a major disaster, epidemic, complete or substantial destruction of facilities, war, riot or civil insurrection occurs, neither ODJFS nor MCP will have any liability or obligation on account of reasonable delay in the provision or the arrangement of covered services; provided that so long as MCP's certificate of authority remains in full force and effect, MCP shall be liable for the covered services required to be provided or arranged for in accordance with this agreement.

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ARTICLE XI - ASSIGNMENT

A. MCP shall not assign any interest in this provider agreement and shall not transfer any interest in the same (whether by assignment or novation) without the prior written approval of ODJFS and subject to such conditions and provisions as ODJFS may deem necessary. Any such assignments shall be submitted for ODJFS' review 120 days prior to the desired effective date. No such approval by ODJFS of any assignment shall be deemed in any event or in any manner to provide for the incurrence of any obligation by ODJFS in addition to the total agreed-upon reimbursement in accordance with this agreement.

B. MCP shall not assign any interest in subcontracts of this provider agreement and shall not transfer any interest in the same (whether by assignment or novation) without the prior written approval of ODJFS and subject to such conditions and provisions as ODJFS may deem necessary. Any such assignments of subcontracts shall be submitted for ODJFS' review 30 days prior to the desired effective date. No such approval by ODJFS of any assignment shall be deemed in any event or in any manner to provide for the incurrence of any obligation by ODJFS in addition to the total agreed-upon reimbursement in accordance with this agreement.

ARTICLE XII  -  CERTIFICATION MADE BY MCP

A. This agreement is conditioned upon the full disclosure by MCP to ODJFS of all information required for compliance with federal regulations as requested by ODJFS.

B. By executing this agreement, MCP certifies that no federal funds paid to MCP through this or any other agreement with ODJFS shall be or have been used to lobby Congress or any federal agency in connection with a particular contract, grant, cooperative agreement or loan. MCP further certifies compliance with the lobbying restrictions contained in
         Section 1352, Title 31 of the U.S.Code, Section 319 of Public Law 101-121 and federal regulations issued pursuant thereto and contained in 45 CFR Part 93, Federal Register, Vol. 55, No. 38, February 26, 1990, pages 6735-6756. If this provider agreement exceeds $100,000, MCP has executed the Disclosure of Lobbying Activities, Standard Form LLL, if required by federal regulations. This certification is material representation of fact upon which reliance was placed when this provider agreement was entered into.

C. By executing this agreement, MCP certifies that neither MCP nor any principals of MCP (i.e., a director, officer, partner, or person with beneficial ownership of more than 5% of the MCP's equity) is presently debarred, suspended, proposed for debarment, declared ineligible, or otherwise excluded from participation in transactions by any Federal agency. The MCP also certifies that the MCP has no employment, consulting or any other arrangement with any such debarred or suspended person for the provision of items or services or services that are significant and material to the MCP's contractual obligation with ODJFS. This certification is a material representation of fact upon which reliance was placed when this provider agreement was entered into.

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         If it is ever determined that MCP knowingly executed this certification erroneously, then in addition to any other remedies, this provider agreement shall be terminated pursuant to Article VII, and ODJFS must advise the Secretary of the appropriate Federal agency of the knowingly erroneous certification.

D. By executing this agreement, MCP certifies compliance with Article V as well as agreeing to future compliance with Article V. This certification is a material representation of fact upon which reliance was placed when this contract was entered into.

E. By executing this agreement, MCP certifies compliance with the executive agency lobbying requirements of sections 121.60 to 121.69 of the Ohio Revised Code. This certification is a material representation of fact upon which reliance was placed when this provider agreement was entered into.

F. By executing this agreement, MCP certifies that MCP is not on the most recent list established by the Secretary of State, pursuant to section
         121.23 of the Ohio Revised Code, which identifies MCP as having more than one unfair labor practice contempt of court finding. This certification is a material representation of fact upon which reliance was placed when this provider agreement was entered into.

G. By executing this agreement, MCP certifies compliance with section 4141.044 of the Ohio Revised Code which requires MCP to provide a listing of all available job vacancies to the ODJFS. This requirement does not apply when MCP is filling the vacancy from within the organization or pursuant to a customary and traditional employer-union hiring arrangement.

H. By executing this agreement MCP agrees not to discriminate against individuals who have or are participating in any work program administered by a county Department of Job and Family Services under Chapters 5101 or 5107 of the Revised Code.

I. By executing this agreement, MCP certifies and affirms that, as applicable to MCP, no party listed in Division (I) or (J) of Section 3517.13 of the Ohio Revised Code or spouse of such party has made, as an individual, within the two previous calendar years, one or more contributions in excess of $1,000.00 to the Governor or to his campaign committees. This certification is a material representation of fact upon which reliance was placed when this provider agreement was entered into. If it is ever determined that MCP's certification of this requirement is false or misleading, and not withstanding any criminal or civil liabilities imposed by law, MCP shall return to ODJFS all monies paid to MCP under this provider agreement. The provisions of this section shall survive the expiration or termination of this provider agreement.

J. By executing this agreement, MCP certifies and affirms that HHS, US Comptroller General or representatives will have access to books, documents, etc. of MCP.

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ARTICLE XIII - CONSTRUCTION

A. This provider agreement shall be governed, construed and enforced in accordance with the laws and regulations of the State of Ohio and appropriate federal statutes and regulations. If any portion of this provider agreement is found unenforceable by operation of statute or by administrative or judicial decision, the operation of the balance of this provider agreement shall not be affected thereby; provided, however, the absence of the illegal provision does not render the performance of the remainder of the provider agreement impossible.

ARTICLE XIV - INCORPORATION BY REFERENCE

A. Ohio Administrative Code Chapter 5101:3-26 (Appendix A) is hereby incorporated by reference as part of this provider agreement having the full force and effect as if specifically restated herein.

B. Appendices B through P and any additional appendices are hereby incorporated by reference as part of this provider agreement having the full force and effect as if specifically restated herein.

C. In the event of inconsistence or ambiguity between the provisions of OAC 5101:3-26 and this provider agreement, the provision of OAC 5101:3-26 shall be determinative of the obligations of the parties unless such inconsistency or ambiguity is the result of changes in federal or state law, as provided in Article IX of this provider agreement, in which case such federal or state law shall be determinative of the obligations of the parties. In the event OAC 5101:3-26 is silent with respect to any ambiguity or inconsistency, the provider agreement (including Appendices B through P and any additional appendices), shall be determinative of the obligations of the parties. In the event that a dispute arises which is not addressed in any of the aforementioned documents, the parties agree to make every reasonable effort to resolve the dispute, in keeping with the objectives of the provider agreement and the budgetary and statutory constraints of ODJFS.

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The parties have executed this agreement the date first written above. The agreement is hereby accepted and considered binding in accordance with the terms and conditions set forth in the preceding statements.

BUCKEYE COMMUNITY HEALTH PLAN, INC.:

BY:  /s/ Michael F. Neidorff                            DATE:  11/24/03
     -------------------------------------                    ------------------
     MICHAEL F. NEIDORFF,PRESIDENT

OHIO DEPARTMENT OF JOB AND FAMILY SERVICES:

BY:  /s/ Thomas Hayes                                   DATE:  11/24/03
     -------------------------------------                    ------------------
     THOMAS J. HAYES, DIRECTOR

                            PROVIDER AGREEMENT INDEX

 APPENDIX                   TITLE
----------      -------------------------------
APPENDIX A      OAC RULES 5101:3-26

APPENDIX B      MCP PROCUREMENT AND PRE-
                CONTRACTING REQUIREMENTS

APPENDIX C      MCP RESPONSIBILITIES

APPENDIX D      ODJFS RESPONSIBILITIES

APPENDIX E      RATE METHODOLOGY

APPENDIX F      COUNTY SPECIFICATIONS

APPENDIX G      COVERAGE AND SERVICES

APPENDIX H      PROVIDER PANEL SPECIFICATIONS

APPENDIX I      PROGRAM INTEGRITY

APPENDIX J      FINANCIAL PERFORMANCE

APPENDIX K      QUALITY ASSESSMENT AND
                PERFORMANCE IMPROVEMENT PROGRAM

APPENDIX L      DATA QUALITY

APPENDIX M      PERFORMANCE EVALUATION

APPENDIX N      COMPLIANCE ASSESSMENT SYSTEM

APPENDIX O      PERFORMANCE INCENTIVES

APPENDIX P      MCP TERMINATIONS/NONRENEWALS/
                AMENDMENTS

                                    APPENDIX A

                              OAC RULES 5101:3-26

The managed care program rules can be accessed electronically through the following website:

http://dynaweb.odjfs.state.oh.us:6336/dynaweb/medicaid/MHC/@Generic_BookView;c
s=default;ts=default

                                    APPENDIX B

                MCP PROCUREMENT AND PRE-CONTRACTING REQUIREMENTS

The Ohio Department of Job and Family Services (ODJFS) has an open procurement process (pursuant to 45 CFR Section 74) whereby any qualifying entity may request consideration to receive a Managed Care Plan (MCP) provider agreement from ODJFS. Prospective MCPs interested in participating in Ohio's Medicaid managed care program must submit a formal letter of intent to the Chief of the Bureau of Managed Health Care (BMHC) which specifically states that the prospective MCP wishes to actively pursue a provider agreement with ODJFS. Upon receipt of this letter, BMHC staff will schedule a meeting with the prospective MCP, following which ODJFS will provide the prospective MCP with a follow-up letter further outlining the pre-contracting requirements specified in this Appendix and the projected timetable required for the MCP to receive a provider agreement.

ODJFS may at its discretion allow a prospective MCP to begin the pre-contracting process prior to the receipt of their certificate of authority (COA) from the Ohio Department of Insurance. However, the MCP must have a valid COA prior to entering into a provider agreement with ODJFS. A prospective MCP that previously had a provider agreement with ODJFS must comply with all procurement and pre-contracting requirements prior to receiving a new provider agreement. If the prior provider agreement terminated more than two years prior to the effective date of any new provider agreement, such MCP will be considered a plan new to Ohio Medicaid Managed Care and in its first year of operation.

Prior to ODJFS' issuance of a provider agreement, a prospective MCP must demonstrate the capability to meet all applicable program requirements specified in Chapter 5101:3-26 of the Ohio Administrative Code (OAC) and the ODJFS - MCP Provider Agreement. This demonstration will include a review of documentation and data submitted by the prospective MCP, and may also include an on-site review of the prospective MCP's administrative operations. The ODJFS' review and/or approval of submissions from the prospective MCP will include, but not be limited to the following:

1.       Administrative submissions:

         a. a listing of the counties the prospective MCP initially proposes to serve;

         b. an Ohio Medicaid Provider Number Application, including a request for Taxpayer Identification Number and Certification (W-9) authorization agreement for state Medicaid payments and an electronic funds transfer (EFT) application;

         c. the designation of an individual who will serve as the primary point of contact between the prospective MCP and ODJFS. A different individual may be designated as the contact person for the prospective MCP's management information systems;

         d. a statement confirming the organization's willingness to accommodate on-site visits to their administrative offices, its participating provider facilities, and its subcontractors by ODJFS representatives and/or designees;

         e. a description of the prospective MCP in terms of practice model type (e.g.,group model, staff model, individual practice association, etc.);

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Appendix B
Page 2

         f.       a table of organization;

         g. a statement of affirmative action that the prospective MCP does not discriminate in its employment practices with regard to race, color, religion, sex, sexual orientation, age, disability, national origin, veteran's status, ancestry, health status or need for health services;

         h. information including name, address, and association of any individual/ group/entity that will be assisting the prospective MCP with the submission of documentation to ODJFS;

         i. a signed copy of the ODJFS-required form guaranteeing compliance with noncompetitive bid provisions; and

         j. notification if the MCP elects not to provide, reimburse for, or provide coverage of, a counseling or referral service because of an objection on moral or religious grounds.

2. Completed personalized Model Medicaid Addendums as described in OAC rule 5101:3-26-05 and Appendix H of this provider agreement which incorporate all applicable Ohio Administrative Code rule requirements specific to provider subcontracting.

3.       Completed MCP Delegation of Services form(s), as applicable.

4. Provider panel and subcontracting requirements: Prospective MCPs must submit documentation to verify compliance with provider panel and subcontracting requirements specified in OAC rule 5101:3-26-05 and Appendix H of this provider agreement.

5. MIS Requirements: Prospective MCPs must meet the Health Information Systems requirements and formats specified in Appendix C of this provider agreement and may be required to complete an information systems questionnaire. MCPs must allow adequate time to meet encounter data requirements (on average it has taken most MCPs approximately four months to successfully complete encounter data testing). ODJFS will not accept encounter data test tapes from the prospective MCP or their ODJFS-approved delegated entity(ies) until the prospective MCP has received an Ohio Medicaid Provider Number. Before ODJFS enters into a provider agreement, ODJFS or designee may review the information system capabilities of each prospective MCP as described in Appendix C of this provider agreement. In addition to encounter data testing, the prospective MCP will be required to demonstrate to ODJFS their capability to successfully provide the following required electronic file submissions in the specified formats: Screening Assessment and Case Management System (SACMS), appeals and grievances, newborn notification and member-designated primary care physician (PCP) files.

6. Verification of operational program requirements specified by ODJFS, including but not limited to, the following areas:

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Appendix B
Page 3

         a. Behavioral Health Services/Coordination requirements specified in Appendix G of this provider agreement;

         b. Call Center requirements specified in Appendix C of this provider agreement;

         c. Case Management requirements specified in OAC rule 5101:3-26-03.1 and Appendix G of this provider agreement;

         d. Children with Special Health Care needs requirements specified in Appendix G of this provider agreement;

         e. Program Integrity requirements specified in OAC rule 5101:3-26-06 and Appendix I of this provider agreement;

         f. Appeal, Grievance and State Hearings requirements specified in OAC rules 5101:3-26-08.3, 08.4, and 08.5.

         g. Interpreter Services requirements specified in Appendix C of this provider agreement;

         h. Requirements for marketing materials including marketing staff training (if applicable) and solicitation brochure as specified in OAC rule 5101:3-26-08.2;

         i. New member material requirements including Member Identification (ID) Card, Member Handbook, Provider Directory and Advance Directives Notification as specified in OAC rule 5101:3-26-08.2;

         j. Utilization Management and Prior Authorization requirements specified in OAC rule 5101:3-26-03.1 and Appendix G of this provider agreement; and

         k. Quality Assessment and Performance Improvement (QAPI) requirements specified in OAC rule 5101:3-26-07.1 and Appendix K of this provider agreement.

7. Prospective MCPs must attend and participate in mandatory technical assistance sessions provided by ODJFS.

8. Financial submissions: Prospective MCPs must submit the following documentation to verify compliance with the financial requirements specified in OAC rule 5101:3-26-09 and Appendix J of this provider agreement.

         a. Evidence of reinsurance coverage from a licensed commercial carrier to protect against catastrophic inpatient-related medical expenses incurred by Medicaid members;

         b. Quarterly, Annual and Independently Audited Annual National Association of Insurance Commissioners (NAIC) Financial Statements for the past three years for all lines of business. If the MCP has been operating for fewer than three years, then MCP should provide the referenced NAIC financial statements for the available years; and

         c.       ODJFS-designated Physician Incentive Plan form.

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Appendix B
Page 4

9. Membership Data and Reconciliation: Prospective MCPs must complete the Membership Data Maintenance and Reconciliation questionnaire and demonstrate the following membership data and reconciliation requirements:

         a. Capability to accept and utilize consumer contact record (CCR) data;

         b. Capability to accept and maintain membership data contained on the monthly member roster (MMR);

         c. Capability to accept and reconcile premium and delivery payments with the monthly remittance advice;

         d. Capability to reconcile membership data with remittance advice;

         e. Capability to accept and maintain pending member-provided information, such as PCP choice, hospitalization reporting, etc., prior to receiving and reconciling the CCR and MMR; and

         f. Identification of new members hospitalized prior to and remaining hospitalized on the effective date of MCP membership.

                                   APPENDIX C

                              MCP RESPONSIBILITIES

The MCP must meet on an ongoing basis, all program requirements specified in Chapter 5101:3-26 of the Ohio Administrative Code (OAC) and the Ohio Department of Job and Family Services (ODJFS) - MCP Provider Agreement. The following are MCP responsibilities that are not otherwise specifically stated in OAC rule provisions or elsewhere in the MCP provider agreement.

SFY 2004 Program Provisions

As specified by ODJFS, currently-contracting MCPs may be required to submit verification of any operational program requirements not already verified in order to demonstrate compliance and readiness with the SFY 2004 program provisions.

General Provisions

1. The MCP agrees to implement program modifications in response to changes in applicable state and federal laws and regulations.

2.       The MCP must submit a current copy of their Certificate of Authority
         (COA) to ODJFS within 30 days of issuance by the Ohio Department of Insurance.

3 The MCP must designate a primary contact person (the Medicaid Coordinator) who will dedicate a majority of their time to the Medicaid product line and coordinate overall communication between ODJFS and the MCP. ODJFS may also require the MCP to designate contact staff for specific program areas. The Medicaid Coordinator will be responsible for ensuring the timeliness, accuracy, completeness and responsiveness of all MCP submissions to ODJFS.

4. All MCP employees are to direct all day-to-day submissions and communications to their ODJFS-designated Contract Administrator unless otherwise notified by ODJFS.

5. The MCP must be represented at all meetings and events designated by ODJFS as requiring mandatory attendance.

6.       The MCP must have an administrative office located in Ohio.

7. Upon request by ODJFS, the MCP must submit information on the current status of their company's operations not specifically covered under this provider agreement (for example, other product lines, Medicaid contracts in other states, NCQA accreditation, etc.)

8. The MCP must assure that all new employees are trained on applicable program requirements.

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Appendix C
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9.       If an MCP determines that it does not wish to provide, reimburse, or cover a counseling service or referral service due to an objection to the service on moral or religious grounds, it must immediately notify ODJFS to coordinate the implementation of this change. MCPs will be required to notify their members of this change at least 30 days prior to the effective date. The MCP's member handbook and provider directory, as well as all marketing materials, will need to include information specifying any such services that the MCP will not provide.

10. For any data and/or documentation that MCPs are required to maintain, ODJFS may request that MCPs provide analysis of this data and/or documentation to ODJFS in an aggregate format.

11. The MCP is responsible for determining medical necessity for services and supplies requested for their members as specified in OAC rule 5101:3-26-03. Notwithstanding such responsibility, ODJFS retains the right to make the final determination on medical necessity in specific member situations.

12. In addition to the timely submission of medical records at no cost for the annual external quality review as specified in OAC rule 5101:3-26-07, the MCP may be required for other purposes to submit medical records at no cost to ODJFS and/or designee upon request.

13. Upon request by ODJFS, MCPs may be required to provide written notice to members of any significant change(s) affecting contractual requirements, member services or access to providers.

14. MCPs must notify ODJFS, but are not required to obtain ODJFS prior approval, for services the MCP elects to cover that are in addition to those covered under the Ohio Medicaid fee-for-service program.

15. MCPs must comply with any applicable Federal and State laws that pertain to member rights and ensure that its staff and affiliated providers take those rights into account when furnishing services to members.

16. MCPs must comply with any other applicable Federal and State laws (such as Title VI of the Civil rights Act of 1964, etc.) and other laws regarding privacy and confidentiality.

17. Upon request, the MCP will provide members and potential members with a copy of their practice guidelines.

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Appendix C
Page 3

18. The MCP is responsible for promoting the delivery of services in a culturally competent manner to all members, including those with limited English proficiency and diverse cultural and ethnic backgrounds.

19. Translations for Limited English Proficient (LEP) Members and Eligible Individuals

         In order to assure compliance with OAC rules 5101:3-26-08 and 5101-3-26-08.2, MCPs must provide written translations of certain MCP materials in the prevalent non-English languages of members and eligible individuals.

         When 10% or more of the eligible individuals in the MCP's service area have a common primary language other than English, the MCP must translate all ODJFS-approved marketing materials into the primary language of that group. The MCP must monitor, on an ongoing basis, changes in the eligible population in the service area to determine which, if any, primary language groups meet the 10% threshold.

         When 10% or more of an MCP's members in the MCP's service area have a common primary language other than English, the MCP must translate all ODJFS-approved member materials into the primary language of that group. The MCP must monitor, on an ongoing basis, changes in their membership to determine which, if any, primary language groups meet the 10% threshold.

         Additional requirements specific to providing assistance to hearing-impaired, vision-impaired, limited reading proficient, and LEP members and eligible individuals are found in OAC rules 5101:3-26-03.1, 5101:3-26-05(D), 5101:3-26-08 and 5101-3-26-08.2.

20. The MCP is responsible for ensuring that all member materials use easily understood language and format.

21. Advance Directives - All MCPs must comply with the requirements specified in 42 CFR 422.128. At a minimum, the MCP must:

         a. Maintain written policies and procedures that meet the requirements for advance directives, as set forth in 42 CFR Subpart I of part 489.

         b. Maintain written policies and procedures concerning advance directives with respect to all adult individuals receiving medical care by or through the MCP to ensure that the MCP:

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Appendix C
Page 4

         i.       Provides written information to all adult members concerning:

                  a. the member's rights under state law to make decisions concerning their medical care, including the right to accept or refuse medical or surgical treatment and the right to formulate advance directives.

                  b. the MCP's policies concerning the implementation of those rights including a clear and precise statement of any limitation regarding the implementation of advance directives as a matter of conscience;

                  c. any changes in state law regarding advance directives as soon as possible but no later than 90 days after the proposed effective date of the change; and

                  d. the right to file complaints concerning noncompliance with the advance directive requirements with the Ohio Department of Health.

         ii. Provides for education of staff concerning the MCP's policies and procedures on advance directives;

         iii. Provides for community education regarding advance directives directly or in concert with other providers or entities;

         iv. Requires that the member's medical record document whether or not the member has executed an advance directive; and

         v. Does not condition the provision of care, or otherwise discriminate against a member, based on whether the member has executed an advance directive.

22.      Call Center Standards

         The MCP must provide assistance to enrollees through a member services toll-free call-in system pursuant to OAC rule 5101:3-26-08.2(A)(1). MCP member services staff must be available at all times to provide assistance to members through the toll-free call-in system every Monday through Friday, 8:30 a.m. to 4:30 p.m., except for major holidays as specified in the MCP's member handbook. The MCP must also provide access to medical advice and direction through a centralized twenty-four-hour toll-free call-in system pursuant to OAC rule 5101:3-26-03.1(A)(6). The twenty-four hour call-in system must be staffed by appropriately trained medical personnel. For the purposes of meeting this requirement, trained medical professionals are defined as physicians, physician assistants, licensed practical nurses, and registered nurses.

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Appendix C
Page 5

         MCPs must meet the current American Accreditation HealthCare Commission/URAC-designed Health Call Center Standards (HCC) for call center abandonment rate, blockage rate and average speed of answer. By the 10th of each month, MCPs must self-report their prior month performance in these three areas for their member services and twenty-four-hour toll-free call-in systems to ODJFS. ODJFS will inform the MCPs of any changes/updates to these URAC call center standards.

23.      HIPAA Privacy Compliance Requirements

         The Health Insurance Portability and Accountability Act (HIPAA) Privacy Regulations at 45 CFR. Section 164.502(e) and Section 164.504(e) require ODJFS to have agreements with MCPs as a means of obtaining satisfactory assurance that the MCPs will appropriately safeguard all personal identified health information. Protected Health Information
         (PHI) is information received from or on behalf of ODJFS that meets the definition of PHI as defined by HIPAA and the regulations promulgated by the United States Department of Health and Human Services, specifically 45 CFR 164.501, and any amendments thereto. MCPs must agree to the following:

         a. MCPs shall not use or disclose PHI other than is permitted by this agreement or required by law.

         b. MCPs shall use appropriate safeguards to prevent unauthorized use or disclosure of PHI.

         c. MCPs shall report to ODJFS any unauthorized use or disclosure of PHI of which it becomes aware.

         d. MCPs shall ensure that all its agents and subcontractors agree to these same PHI conditions and restrictions.

         e.       MCPs shall make PHI available for access as required by law.

         f. MCP shall make PHI available for amendment, and incorporate amendments as appropriate as required by law.

         g. MCPs shall make PHI disclosure information available for accounting as required by law.

         h. MCPs shall make its internal PHI practices, books and records available to the Secretary of Health and Human Services (HHS) to determine compliance.

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Appendix C
Page 6

         i. Upon termination of their agreement with ODJFS, the MCPs, at ODJFS' option, shall return to ODJFS, or destroy, all PHI in its possession, and keep no copies of the information, except as requested by ODJFS or required by law.

         j. ODJFS will propose termination of the MCP's provider agreement if ODJFS determines that the MCP has violated a material breach under this section of the agreement, unless inconsistent with statutory obligations of ODJFS or the MCP.

24.      MCP Membership acceptance, documentation and reconciliation

         a. Selection Services Contractor: The MCP shall provide to the selection services contractor (SSC) ODJFS prior-approved MCP materials and directories for distribution to eligible individuals who request additional information about the MCP.

         b. Monthly Reconciliation of Membership and Premiums: The MCP shall reconcile member data as reported on the SSC-produced consumer contact record (CCR) with the ODJFS-produced monthly member roster (MMR) and report to the ODJFS any difficulties in interpreting or reconciling information received. Membership reconciliation questions must be identified and reported to the ODJFS prior to the first of the month to assure that no member is left without coverage. The MCP shall reconcile membership with premium payments and delivery payments as reported on the monthly remittance advice (RA).

                  The MCP shall work directly with the ODJFS, or other ODJFS-identified entity, to resolve any difficulties in interpreting or reconciling premium information. Premium reconciliation questions must be identified within 30 days of receipt of the RA.

         c. Monthly Premiums and Delivery Payments: The MCP must be able to receive monthly premiums and delivery payments in a method specified by ODJFS. (ODJFS monthly prospective premium and delivery payment issue dates are provided in advance to the MCPs.) Various retroactive premium payments (e.g., newborns), and recovery of premiums paid (e.g., retroactive terminations of membership for children in custody, deferments, etc.,) may occur via any ODJFS weekly remittance.

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Appendix C
Page 7

         d. Hospital Deferment Requests: When the MCP learns of a new member's hospitalization that is eligible for deferment prior to that member's discharge, the MCP shall notify the hospital and treating providers of the potential that the MCP may not be the payer. The MCP shall work with hospitals, providers and the ODJFS to assure that discharge planning assures continuity of care and accurate payment. Notwithstanding the MCP's right to request a hospital deferment up to six months following the member's effective date, when the MCP learns of a deferment-eligible hospitalization, the MCP shall make every effort to notify the ODJFS and request the deferment as soon as possible.

         e. Just Cause and Continuity of Care Deferment Requests: The MCP shall follow procedures as specified by ODJFS in assisting the ODJFS in resolving member requests for member-initiated requests affecting membership.

         f. Newborn Notifications: Effective December 1, 2003, the MCP is required to submit newborn notifications to ODJFS in accordance with the ODJFS Newborn Notification File and Submissions Specifications.

         g.       Pending Member

                  (i) If a pending member (i.e., an eligible individual subsequent to plan selection but prior to their membership effective date) contacts the selected MCP, the MCP must provide any membership information requested and ensure that any care coordination (e.g., PCP selection, continuity of care) information provided by the member is forwarded to the appropriate MCP staff for processing. Such communication does not constitute confirmation of membership.

                  (ii) Upon receipt of the CCR, the MCP may contact pending members to confirm information provided on the CCR that is unrelated to health status and to inquire if the pending member has any membership questions. In the case of pending members who have actively selected membership (as opposed to assigned members), the MCP may also confirm any health status information provided on the CCR.

25.      Health Information System Requirements

         The ability to develop and maintain information management systems capacity is crucial to successful plan performance. ODJFS therefore requires MCPs to demonstrate their ongoing capacity in this area by meeting several related specifications.

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Appendix C
Page 8

         a.       Health Information System

                  (i) As required by 42 CFR 438.242(a), each MCP must maintain a health information system that collects, analyzes, integrates, and reports data. The system must provide information on areas including, but not limited to, utilization, grievances and appeals, and MCP membership terminations for other than loss of Medicaid eligibility.

                  (ii) As required by 42 CFR 438.242(b)(1), each MCP must collect data on member and provider characteristics and on services furnished to its members.

                  (iii) As required by 42 CFR 438.242(b)(2), each MCP must ensure that data received from providers is accurate and complete by verifying the accuracy and timeliness of reported data; screening the data for completeness, logic, and consistency; and collecting service information in standardized formats to the extent feasible and appropriate.

                  (iv) As required by 42 CFR 438.242(b)(3), each MCP must make all collected data available upon request by ODJFS or the Center for Medicare and Medicaid Services (CMS).

         b.       Electronic Data Interchange and Claims Adjudication
Requirements

Claims Adjudication

The MCP must have the capacity to electronically accept and adjudicate non-pharmacy claims to final status (payment or denial). Prior to implementing the Health Insurance and Portability and Accountability Act (HIPAA) of 1996 mandated electronic data interchange (EDI) transaction standards, formats used for non-pharmacy claims must be the UB-92 flat file version 4 for hospital providers and the National Standard Format for other providers. The MCP must demonstrate compliance or the ability to comply with these requirements in order to receive a provider agreement. At the discretion of the department, documentation of the capacity to process claims in these formats may be waived after the HIPAA regulations have become effective and the MCP has demonstrated the capacity to process claims in the HIPAA-mandated formats.

Information on claims submission procedures must be provided to non-contracting providers within thirty days of a request. MCPs must inform providers of its ability to electronically process and adjudicate claims and the process for submission. Such information must be initiated by the MCP and not only in response to provider requests.

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Appendix C
Page 9

         The MCP must notify providers who have submitted claims of claims status (paid, denied, suspended) within one month of submission. Such notification may be in the form of a claim payment/remittance advice produced on a routine monthly, or more frequent, basis.

         Electronic Data Interchange

         The MCP shall comply with all applicable provisions of HIPAA including electronic data interchange (EDI) standards for code sets and the following electronic transactions:

         Health care claims;

         Health care claim status request and response;

         Health care payment and remittance status; and

         Standard code sets.

         Each EDI transaction processed by the MCP shall be implemented in conformance with the appropriate version of the transaction implementation guide, as specified by federal regulation.

         The MCP must have the capacity to accept the following transactions from the Ohio Department of Job and Family services consistent with EDI processing specifications in the transaction implementation guides and in conformance with the 820 and 834 Transaction Companion Guides issued by ODJFS:

         ASC X12 820 - Payroll Deducted and Other Group Premium Payment for Insurance Products; and

         ASC X12 834 - Benefit Enrollment and Maintenance.

         The MCP shall comply with the HIPAA mandated EDI transaction standards and code sets no later than the required compliance dates as set forth in the federal regulations.

         Documentation of Compliance with Mandated EDI Standards

         The capacity of the MCP and/or applicable trading partners and business associates to electronically conduct claims processing and related transactions in compliance with standards and effective dates mandated by HIPAA must be demonstrated as outlined below.

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Appendix C
Page 10

         Verification of Compliance with HIPAA (Health Insurance Portability and Accountability Act of 1995)

         MCPs shall submit written verification, prior to the compliance dates for transaction standards and code sets specified in 42 CFR Part 162 - Health Insurance Reform: Standards for Electronic Transactions (HIPAA regulations), that the MCP has established the capability of sending and receiving applicable transactions in compliance with the HIPAA regulations. The written verification shall specify the date that the MCP has: 1) achieved capability for sending and/or receiving the following transactions, 2) entered into the appropriate trading partner agreements, and 3) implemented standard code sets. If the MCP has obtained third-party certification of HIPAA compliance for any of the items listed below, that certification may be submitted in lieu of the MCP's written verification for the applicable item(s).

         1.       Trading Partner Agreements

         2.       Code Sets

         3.       Transactions

                  a. Health Care Claims or Equivalent Encounter Information (ASC X12N 837 & NCPDP 5.1)

                  b.       Eligibility for a Health Plan (ASC X12N 270/271)

                  c.       Referral Certification and Authorization (ASC X12N
                           278)

                  d.       Health Care Claim Status (ASC X12N 276/277)

                  e.       Enrollment and Disenrollment in a Health Plan (ASC
                           X12N 834)

                  f.       Health Care Payment and Remittance Advice (ASC X12N
                           835)

                  g.       Health Plan Premium Payments (ASC X12N 820)

                  h.       Coordination of Benefits

Trading Partner Agreement with ODJFS

MCPs must complete and submit an EDI trading partner agreement in a format specified by the ODJFS. Submission of the copy of the trading partner agreement prior to entering into the provider agreement may be waived at the discretion of ODJFS; if submission prior to entering into the provider agreement is waived, the trading partner agreement must be submitted at a subsequent date determined by ODJFS.

Noncompliance with the EDI and claims adjudication requirements will result in the imposition of penalties, as outlined in Appendix N, Compliance Assessment System, of the Provider Agreement.

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Appendix C
Page 11

         c.       Encounter Data Submission Requirements

                  General Requirements

                  Each MCP must collect data on services furnished to members through an encounter data system and must report encounter data to the ODJFS. ODJFS is required to collect this data pursuant to federal requirements. MCPs are required to submit this data electronically to ODJFS on a monthly basis in the following standard formats:

                  - Institutional Claims - UB92 flat file

                  - Noninstitutional Claims - National standard format

                  - Prescription Drug Claims - NCPDP

                  ODJFS relies heavily on encounter data for monitoring MCP performance. The ODJFS uses encounter data to measure clinical performance, conduct access and utilization reviews, reimburse MCPs for newborn deliveries and help set MCP capitation rates. For these reasons, it is important that encounter data is timely, accurate, and complete. Data quality and performance measures and standards are described in the MCP Provider Agreement.

                  An encounter represents all of the services, including medical supplies and medications, provided to a member of the MCP by a particular provider, regardless of the payment arrangement between the MCP and the provider. For example, if a member had an emergency department visit and was examined by a physician, this would constitute two encounters, one related to the hospital provider and one related to the physician provider. However, for the purposes of calculating a utilization measure, this would be counted as a single emergency department visit. If a member visits their PCP and the PCP examines the member and has laboratory procedures done within the office, then this is one encounter between the member and their PCP. If the PCP sends the member to a lab to have procedures performed, then this is two encounters; one with the PCP and another with the lab. For pharmacy encounters, each prescription filled is a separate encounter.

                  Encounters include services paid for retrospectively through fee-for-service payment arrangements, and prospectively through capitated arrangements. Only encounters with services (line items) that are paid by the MCP, fully or in part, and for which no further payment is anticipated, are acceptable encounter data submissions, except for immunization services. Immunization services submitted to the MCP must be submitted to ODJFS if these services were paid for by another entity (e.g., free vaccine program).

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Appendix C
Page 12

                  All other services that are unpaid or paid in part and for which the MCP anticipates further payment (e.g., unpaid services rendered during a delivery of a newborn) may not be submitted to ODJFS until they are paid. Penalties for noncompliance with this requirement are specified in Appendix N, Compliance Assessment.

                  Acceptance Testing

                  The MCP must have the capability to report all elements in the Minimum Data Set as set forth in the ODJFS Encounter Data Specifications and must submit a test tape in the required formats prior to contracting or prior to an information systems replacement or update.

                  Acceptance testing of encounter data is required:

                  (i) Before an MCP may submit Aproduction@ encounter tapes; and/or

                  (ii) Whenever an MCP changes the method or preparer of the electronic media; and/or

                  (iii) When the ODJFS determines an MCP's data submissions have an unacceptably high error rate.

                  MCPs that change or modify information systems that are involved in producing encounter data files, either internally or by changing vendors, are required to submit to ODJFS for review and approval a transition plan including the submission of test tapes. Once an acceptable test file is submitted to ODJFS, the MCP can return to submitting production files. ODJFS will inform MCPs in writing when a test file is acceptable. Once an MCP's new or modified information systems are operational, that MCP will have up to 90 days to submit an acceptable test file and an acceptable production file. Submission of test files can start before the new or modified information systems are in production. ODJFS reserves the right to verify any MCP's capability to report elements in the minimum data set prior to executing the provider agreement for the next contract period. Penalties for noncompliance with this requirement are specified in Appendix N, Compliance Assessment System.

                  Encounter Data Tape Submission Procedures

                  A certification letter must accompany the submission of an encounter data tape. The certification letter must be signed by the MCP's Chief Executive Officer (CEO), Chief Financial Officer (CFO), or an individual who has delegated authority to sign for, and who reports directly to, the MCP's CEO or CFO.

                  No more than two production tapes per format (e.g., NSF) should be submitted each month. If it is necessary for an MCP to submit more than two production tapes for a particular format in a month, they must request permission to do so through their Contract Administrator.

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Appendix C
Page 13

                  Timing of Encounter Data Submissions

                  ODJFS recommends that MCPs submit encounters no more than thirty-five days after the end of the month in which they were paid. For example, claims paid in January are due March 5. ODJFS recommends that MCPs submit tapes by the 5th of each month. This will help to ensure that the encounters are included in the ODJFS master file in the same month in which they were submitted.

         d.       Information Systems Review

                  Every two years, and before ODJFS enters into a provider agreement with a new MCP, ODJFS or designee may review the information system capabilities of each MCP. Each MCP must participate in the review, except as specified below. The review will assess the extent to which MCPs are capable of maintaining a health information system including producing valid encounter data, performance measures, and other data necessary to support quality assessment and improvement, as well as managing the care delivered to its members.

                  The following activities will be carried out during the review. ODJFS or its designee will:

                  (i) Review the Information Systems Capabilities Assessment (ISCA) forms, as developed by CMS; which the MCP will be required to complete.

                  (ii)     Review the completed ISCA and accompanying documents;

                  (iii) Conduct interviews with MCP staff responsible for completing the ISCA, as well as staff responsible for aspects of the MCP's information systems function;

                  (iv) Analyze the information obtained through the ISCA, conduct follow-up interviews with MCP staff, and write a statement of findings about the MCP's information system.


                  (v) Assess the ability of the MCP to link data from multiple sources;

                  (vi)     Examine MCP processes for data transfers;

                  (vii) If an MCP has a data warehouse, evaluate its structure and reporting capabilities;

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Appendix C
Page 14

                  (viii) Review MCP processes, documentation, and data files to ensure that they comply with state specifications for encounter data submissions; and

                  (ix) Assess the claims adjudication process and capabilities of the MCP.

         As noted above, the information system review may be performed every two years. However, if ODJFS or its designee identifies significant information system problems, then ODJFS or its designee may conduct, and the MCP must participate in, a review the following year.

         If an MCP had an assessment performed of its information system through a private sector accreditation body or other independent entity within the two years preceding when the ODJFS or its designee will be conducting its review, and has not made significant changes to its information system since that time, and the information gathered is the same as or consistent with the ODJFS or its designee's proposed review, as determined by the ODJFS, then the MCP will not required to undergo the IS review. The MCP must provide ODJFS or its designee with a copy of the review that was performed so that ODJFS can determine whether or not the MCP will be required to participate in the IS review. MCPs who are determined to be exempt from the IS review must participate in subsequent information system reviews.

26.      Delivery Payments

         MCPs will be reimbursed for paid deliveries that are identified in the submitted encounters using the methodology outlined in the ODJFS Methods for Reimbursing for Deliveries. The delivery payment represents the facility and professional service costs associated with the delivery event and postpartum care that is rendered in the hospital immediately following the delivery event; no prenatal or neonatal experience is included in the delivery payment.

         If a delivery occurred, but the MCP did not reimburse providers for any costs associated with the delivery, then the MCP shall not submit the delivery encounter to ODJFS and is not entitled to receive payment for the delivery. MCPs are required to submit all delivery encounters to ODJFS no later than one year after the date of the delivery. Delivery encounters which are submitted after this time will be denied payment. MCPs will receive notice of the payment denial on the remittance advice.

         To capture deliveries outside of institutions (e.g., hospitals) and deliveries in hospitals without an accompanying physician encounter, both the institutional encounters (UB-92) and the noninstitutional encounters (NSF) are searched for deliveries.

Appendix C
Page 15

         If a physician and a hospital encounter is found for the same delivery, only one payment will be made. The same is true for multiple births; if multiple delivery encounters are submitted, only one payment will be made. The method for reimbursing for deliveries includes the delivery of stillborns where the MCP incurred costs related to the delivery.

         Rejections

         If a delivery encounter is not submitted according to ODJFS specifications, it will be rejected and MCPs will receive this information on the exception report (or error report) that accompanies every tape. Tracking, correcting and resubmitting all rejected encounters is the responsibility of the MCP and is required by ODJFS.

         Timing of Delivery Payments

         MCPs will be paid monthly for deliveries. For example, payment for a delivery encounter submitted by March 5, 2003, will be reimbursed in May 2003. This payment will be a part of the weekly update (adjustment payment) that is in place currently. The third weekly update of the month will include the delivery payment. The remittance advice is in the same format as the capitation remittance advice. A delivery payment will be indicated by the code >MC00W= in the >Proc-Mod / Revenue-Proc / Drug Code= field. All other information will be the same as a capitation payment.

         Updating and Deleting Delivery Encounters

         The process for updating and deleting delivery encounters is handled differently from all other encounters. See the ODJFS Encounter Data Specifications for detailed instructions on updating and deleting delivery encounters.

         The process for deleting delivery encounters can be found on page 35 of the UB-92 technical specifications (record/field 20-7) and page III-47 of the NSF technical specifications (record/field CA0-31.0a).

         Auditing of Delivery Payments

         A delivery payment audit will be conducted periodically. If medical records do not substantiate that a delivery occurred related to the payment that was made, then ODJFS will recoup the delivery payment from the MCP. Also, if it is determined that the encounter which triggered the delivery payment was not a paid encounter, then ODJFS will recoup the delivery payment.

27. If the MCP will be using the Internet functions that will allow approved users to access member information (e.g., eligibility verification), the MCP must receive prior approval from ODJFS that verifies that the proper safeguards, firewalls, etc., are in place to protect member data.

Appendix C
Page 16

28. MCPs must receive prior approval from ODJFS before adding any information to their website that would require ODJFS prior approval in hard copy form (e.g., provider listings, member handbook information).

29. Pursuant to 42 CFR 438.106(b), the MCP is prohibited from holding a member liable for services provided to the member in the event that the ODJFS fails to make payment to the MCP.

30. In the event of an insolvency of an MCP, the MCP, as directed by ODJFS, must cover the continued provision of services to members until the end of the month in which insolvency has occurred, as well as the continued provision of inpatient services until the date of discharge for a member who is institutionalized when insolvency occurs.

                                   APPENDIX D

                             ODJFS RESPONSIBILITIES

The following are ODJFS responsibilities or clarifications that are not otherwise specifically stated in OAC Chapter 5101: 3-26 or elsewhere in the ODJFS-MCP provider agreement.

General Provisions

1. ODJFS will provide MCPs with an opportunity to review and comment on the rate-setting time line and proposed rates, and proposed changes to the OAC program rules or the provider agreement.

2. ODJFS will notify MCPs of managed care program policy and procedural changes and, whenever possible, offer sufficient time for comment and implementation.

3. ODJFS will provide regular opportunities for MCPs to receive program updates and discuss program issues with ODJFS staff.

4. ODJFS will provide technical assistance sessions where MCP attendance and participation is required. ODJFS will also provide optional technical assistance sessions to MCPs, individually or as a group.

5. ODJFS will provide MCPs with an annual MCP Calendar of Submissions outlining major submissions and due dates.

6. ODJFS will identify contact staff, including the Contract Administrator, selected for each MCP.

7. ODJFS will recalculate the minimum provider panel specifications if ODJFS determines that significant changes have occurred in the availability of specific provider types and the number and composition of the eligible population.

8. ODJFS will recalculate the geographic accessibility standards, using the geographic information systems (GIS) software, if ODJFS determines that significant changes have occurred in the availability of specific provider types and the number and composition of the eligible population and/or the ODJFS provider panel specifications.

9. On a monthly basis, ODJFS will provide MCPs with an electronic file containing their MCP's provider panel as reflected in the ODJFS Provider Verification System (PVS) database.

10. On a monthly basis, ODJFS will provide MCPs with an electronic Master Provider File containing all the Ohio Medicaid fee-for-service providers, which includes their Medicaid Provider Number, as well as all providers who have been assigned a provider reporting number for encounter data purposes.

Appendix D
Page 2

11. County Designation (Voluntary/Mandatory /Preferred Option Designation) Membership in a service area is voluntary unless ODJFS approves membership in the service area for Preferred Option or mandatory status. It is ODJFS' intention to implement mandatory managed care programs in service areas wherever choice and capacity allow and the criteria in 42 CFR 438.50(a) are met. An MCP in a voluntary county that believes it exceeds minimum capacity requirements and possesses an exemplary performance history may request that ODJFS designate the county as Preferred Option and the plan as the Preferred Option MCP.

12.      Consumer information

         a. ODJFS or its delegated entity will provide membership notices, informational materials, and instructional materials relating to members and eligible individuals in a manner and format that may be easily understood. At least annually, ODJFS will provide MCP eligible individuals, including current MCP members, with a Consumer Guide. The Consumer Guide will describe the managed care program and include information on the MCP options in the service area and other information regarding the managed care program as specified in 42 CFR 438.10.

         b. ODJFS will notify members or ask MCPs to notify members about significant changes affecting contractual requirements, member services or access to providers.

         c. If an MCP elects not to provide, reimburse, or cover a counseling service or referral service due to an objection to the service on moral or religious grounds, ODJFS will provide coverage and reimbursement for these services for the MCP's members. ODJFS will provide information on what services the MCP will not cover and how and where the MCP's members may obtain these services in the applicable Consumer Guides.

13.      Membership Selection and Premium Payment

         a. Selection Services Entity (SSE) also known as Selection Services Contractor (SSC): The ODJFS-contracted SSC will provide unbiased education, selection services, and community outreach for the Medicaid managed care program. The SSC shall operate a statewide toll-free telephone center to assist eligible individuals in selecting an MCP or choosing a health care delivery option. The SSC shall distribute the most current Consumer Guide that includes the managed care program information as specified in 42 CFR 438.10, as well as ODJFS prior-approved MCP materials, such as solicitation brochures and provider directories, to consumers who request additional materials.

Appendix D
Page 3

         b. Assignments: ODJFS or the SSC shall assign to an MCP those eligible individuals in mandatory and Preferred Option counties who fail to make a health plan selection following receipt of notice to do so. Assignments shall be based on previous MCP membership history or previous Medicaid FFS primary care relationships when possible.

         c. Consumer Contact Record (CCR): ODJFS or their designated entity shall forward CCRs to MCPs on no less than a weekly basis.

         d. Monthly Premiums and Delivery Payments: ODJFS will remit payment to the MCPs via an electronic funds transfer (EFT), or at the discretion of ODJFS, by paper warrant.

         e. Remittance Advice: ODJFS will confirm all premium payments and delivery payments to the MCP during the month via a monthly remittance advice (RA), which is sent to the MCP the week following state cut-off.

         f. MCP Reconciliation Assistance: ODJFS will work with an MCP-designated contact(s) to resolve the MCP's member and newborn eligibility and premium payment inquiries and discrepancies and hospital deferment request determinations.

14. ODJFS will make available a website which includes current program information.

15. ODJFS will regularly provide information to MCPs regarding different aspects of MCP performance including, but not limited to, information on MCP-specific and statewide external quality review organization surveys, focused clinical quality of care studies, consumer satisfaction surveys and provider profiles.

                                   APPENDIX E

                                RATE METHODOLOGY

[MERCER LOGO]
         Government Human Services Consulting     800 LaSalle Avenue, Suite 2100
                                                  Minneapolis, MN 55402-2012
                                                  612 642 8892 Fax 612 642 8911
                                                  angela.wasdyke@mercer.com
                                                  www.mercerHR.com

November 11, 2003

Ms. Mitali Ghatak
Office of Health Plan Policy
Ohio Department of Job and Family Services
30 East Broad Street, 27th Floor
Columbus, Ohio 43215-3414

Subject:
JULY 1, 2003 - DECEMBER 31, 2004 CAPITATION RATE FINAL CERTIFICATION

Dear Mitali:

The Ohio Department of Job and Family Services (State) contracted with Mercer Government Human Services Consulting (Mercer) to develop actuarially sound capitation rates for use during July 1, 2003 through December 31, 2004. Six
(6)-month rates were developed for the period July 1, 2003 through December 31, 2003 and twelve (12)-month rates were developed for the period January 1, 2004 through December 31, 2004. As part of the rate-setting process, Mercer developed a Data Book summarizing Ohio's historical Medicaid fee-for-service (FFS) cost and utilization experience. This letter, together with the Data Book, details the methodology used to determine the fee-for-service equivalents (FFSEs) and capitation rates for the Healthy Families (HF) and Healthy Start (HST) populations.

OVERVIEW

I. Data Book

II. Develop FFSEs

III. Develop Capitation Rates

IV. Certification of Final Rates

I. DATA BOOK

The rate-setting process began with summarizing the FFS data from calendar years
(CY) 1998-2000, which is contained in the Data Book dated March 29, 2002. This data was validated by the State as outlined in the Centers for Medicare and Medicaid Services' (CMS) Rate Checklist.

During the time period of this base data, three significant expansions took place in Ohio that have an effect upon the 6-month and 12-month rates. These expansions increased eligibility

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Ms. Mitali Ghatak
Ohio Department of Job and Family Services

definitions for covered populations and included populations previously ineligible. These expansion populations are listed below:

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November 11, 2003
Ms. Mitali Ghatak
Ohio Department of Job and Family Services

II. DEVELOP FFSEs

The FFSEs represent the corresponding claims experience expressed on a per member per month (PMPM) basis for a population that is actuarially equivalent to the population that will be enrolled in the managed care program during the 6-month and 12-month periods.

The FFSEs are derived from further adjusting the data contained in the Data Book. These further adjustments are described in the following sections:

A. Historical Trend

After the Data Book adjustments were applied, the data was trended to a common year. The CY 1998 data was trended forward two years, while the CY 1999 data was trended forward one year. This resulted in a base period with the midpoint of July 1, 2000. Historical trends are based on Ohio FFS data for the HF and HST populations. Trends were developed by categories of service (COS): inpatient, outpatient, physician, pharmacy, and other.

B. Data Credibility

Since the FFS data has eroded due to the increase in managed care membership, some of the remaining FFS data may not be meaningful, and should not be used to set capitation rates. The increase in managed care enrollment is due to the Preferred Option program and higher enrollment in some voluntary counties. Mercer did not rely on historical data for time periods with managed care penetration in excess of 60%. As a result, area factors were used in several counties(1). Data was used in two counties(2) with managed care penetration exceeding 60% in one of the three base years; however, less credibility was given to the year in question. All remaining counties received equal credibility between the three trended base years.

Area factors were developed for most counties using a blend of historical FFS data from state fiscal year (SFY) 1995 and SFY 1996. Because managed care penetration was below 60% in all but Hamilton and Montgomery counties, the data from SFY 1995-SFY 1996 was deemed credible. Historical FFS data from these years was summarized for each area factor county and the Base Region(3). Each area factor county's FFS cost and utilization data was compared with the

--------------------
(1) Butler, Cuyahoga, Franklin, Hamilton, Lucas, Montgomery, and Summit counties

(2) Stark and Wood counties

(3) Allen, Belmont, Clark, Clermont, Columbiana, Crawford, Defiance, Delaware, Fairfield, Fulton, Greene, Henry, Huron, Jefferson, Licking, Lorain, Madison, Mahoning, Monroe, Muskingum, Ottawa, Portage, Pickaway, Richland, Sandusky, Trumbull, Warren, and Washington counties.

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November 11, 2003
Ms. Mitali Ghatak
Ohio Department of Job and Family Services

Base Region FFS data from the same time period. This was done on a COS and rate cohort level of detail. Developing the area factors by rate cohort removes the impact of shifting demographics from year to year.

Since the managed care penetration level for Hamilton and Montgomery counties was greater than 60% in SFY 1995 and SFY 1996, the FFS data for these counties and this time period were deemed not credible. Therefore, the area factor approach as outlined above could not be used. The rates for these counties were developed based on Cuyahoga county data and adjusted for inpatient services reflective of each county. This is the same approach used in the CY 2002 rate-setting process.

Furthermore, adequate membership size was necessary to develop individual county capitation rates. The FFS data from a number of smaller, more rural counties expected to enter managed care during the 12-month rating period were combined to develop the capitation rates. These counties included Belmont/Monroe, Clark/Madison, Defiance/Fulton/Henry, and Ottawa/Sandusky.

C. Blending with CY 2002 FFSEs

In order to smooth data fluctuations year over year and develop a more reliable base for the capitation rates, Mercer recommended the 6-month and 12-month FFSEs (FFS base period: CY 1998, CY 1999, and CY 2000) be blended together with CY 2002 FFSEs (FFS base period: SFY 1997, SFY 1998, and SFY 1999). Prior to blending, the CY 2002 FFSEs were trended forward to the midpoint of each of the rating periods. For counties new to managed care, Mercer blended the 6-month and 12-month FFSEs with trended statewide CY 2002 FFSEs. The resulting blended FFSEs were compared with other historical FFS data sources for reasonability.

III. DEVELOP CAPITATION RATES

The capitation rates that are developed cover only services provided in the State plan. In addition, the data used to develop capitation rates reflects all medical expenses and is not reduced for reinsurance premiums or stop loss. The State currently requires the managed care plans (MCPs) to purchase reinsurance to cover, at a minimum, 80% of inpatient costs incurred by one member in one year, in excess of $75,000. No risk sharing arrangements between the MCPs and the State are used, except as noted below for MCP administration.
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Ms. Mitali Ghatak
Ohio Department of Job and Family Services

A.       Prospective Trend

Trend is an estimate of the change in the overall cost of providing a specific benefit service over a finite period of time. A trend factor is necessary to estimate the expenses of providing health care services in some future year, based in whole or in part upon expenses incurred in prior years. CMS requires the FFSEs be trended forward from the base period to the contract period, and actual trend experience is used to the fullest extent possible.

Cost and utilization trend factors were developed by category of service using monthly Ohio historical experience, with some consideration of national trends and indices. The base data was trended forward 39 months from the midpoint of the base period (July 1, 2000) to the midpoint of the contract period (October 1, 2003) for the 6-month rates. For the 12-month rates, the base data was trended forward 48 months from the midpoint of the base period (July 1, 2000) to the midpoint of the contract period (July 1, 2004).

B.       Programmatic Changes

CMS requires the rate-setting methodology used to determine capitation rates incorporate the impact of any programmatic changes that have taken place or are anticipated to take place between the base period and the contract period.

The State provided Mercer with a detailed list of program changes that will have a material impact upon the cost, utilization, or demographic structure of the program prior to or within the contract period, and whose impact was not included within the base period data. For those adjustments not incorporated through trend, Mercer adjusted the FFS experience for the following changes:

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Ms. Mitali Ghatak
Ohio Department of Job and Family Services

- The legislature also increased the outpatient rates for general hospitals effective July 1, 2003. Mercer applied a unit cost adjustment to both the 6-month and 12-month rates for this program change.

- Mercer reviewed more recent cesarean rate data provided by the State that showed an increase in caesarean rates year over year. As a result, Mercer updated the caesarean rate from 16% to 17% for the 6-month and 12-month rates.

C.       Voluntary Selection

As a result of the adverse selection adjustment that was applied in the Data Book, the FFSEs already reflect the risk of the entire Medicaid program, i.e., FFS and managed care individuals. To reflect solely the risk of the managed care program, Mercer modified the FFSEs based on the projected managed care penetration levels for the 6-month and 12-month rates(4). This voluntary selection adjustment modifies the FFSEs to reflect the risk to the MCPs, i.e., only those individuals who enroll in a health plan. This adjustment is based on data from other states as well as the actuarial principle that costs associated with enrolled managed care members are generally lower. This adjustment varied by county based on the projected MCP penetration level for the contract period.

D.       Clinical Measures

As part of the MCPs contract, the State requires each MCP reach a minimum performance standard in certain areas including dental, maternity, and well-child services. Mercer has reviewed the impact on the managed care rates based on these standards and incentives and has developed a set of adjustments based upon the State's expected improvement rate. These utilization targets were built into the capitation rates.

E.       Managed Care Savings

In developing managed care savings assumptions, Mercer applied generally accepted actuarial principles that attempt to reflect the impact on FFS experience of MCP programs. Cost Report (MCP reported Medicaid utilization, cost, and PMPM experience) data from CY 2000 and CY 2001 and CY 2002 data were used to assist Mercer with determining how services and costs may have shifted under managed care by COS. The CY 2000 and CY 2001 cost reports were reviewed by an independent auditor, as required by the State. In addition, the State performed a

------------------
(4) Please see revised penetration chart shown in Exhibit A.

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         Government Human Services Consulting

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November 11, 2003
Ms. Mitali Ghatak
Ohio Department of Job and Family Services

desk audit to validate the Cost Report data. The resulting assumptions are consistent with an economic and efficiently operated Medicaid managed care plan. These managed care savings assumptions vary by county, cohort, and COS. Mercer further assumed a mix of Cesarean deliveries of 17% under managed care, based on review of historical MCP data.

F.       MCP Administrative Load

In return for providing more efficient care to enrollees, there are additional administrative costs the MCPs incur. In addition to these administrative costs, the State allows the MCPs a load for risk charges and profit. The final capitation rate is the result of netting out the savings achieved through case management and adding the MCP administrative/profit load. Mercer reviewed the MCP reported administrative experience and overall financial results to determine an amount for administration of 12% of premium for existing plans with 1% of this administrative load contingent upon MCPs meeting administrative requirements. For plans new to managed care in Ohio, the administrative load and at-risk amounts will be set as follows:

-        First Plan Year

         -        Administration of 13% of premium

         -        0% at risk

-        Second Plan Year

         -        Administration of 12% of premium

         -        0% percent at risk

-        Third Plan Year

         -        Administration of 12% of premium

         -        1% at risk

IV. CERTIFICATION OF FINAL RATES

The following capitation rates were developed for each participating county for the 6-month (July 1, 2003 through December 31, 2003) and the 12-month contract period (January 1, 2004 through December 31, 2004):

-        Healthy Families/Healthy Start, Less Than 1, Male & Female,

-        Healthy Families/Healthy Start, 1 Year Old, Male & Female,

-        Healthy Families/Healthy Start, 2-13 Years Old, Male & Female,

-        Healthy Families/Healthy Start, 14-18 Years Old, Female,

-        Healthy Families/Healthy Start, 14-18 Years Old, Male,

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Ms. Mitali Ghatak
Ohio Department of Job and Family Services

-        Healthy Families, 19-44 Years Old, Female,

-        Healthy Families, 19-44 Years Old, Male,

-        Healthy Families, 45 and Over, Male & Female,

-        Healthy Start, 19-64 Years Old, Female, and

-        Delivery Payment.

Summaries of the 6-month and 12-month rates by county and by rate cohort may be found in Exhibit B.

Mercer certifies the above rates were developed in accordance with generally accepted actuarial practices and principles by actuaries meeting the qualification standards of the American Academy of Actuaries for the populations and services covered under the managed care contract. Rates developed by Mercer are actuarial projections of future contingent events. Actual MCP costs will differ from these projections. Mercer has developed these rates on behalf of the State to demonstrate compliance with the CMS requirements under 42 CFR 438.6(c) and are in accordance with applicable law and regulations. MCPs are advised that the use of these rates may not be appropriate for their particular circumstance and Mercer disclaims any responsibility for the use of these rates by MCPs for any purpose. Mercer recommends any MCP considering contracting with the State should analyze its own projected medical expense, administrative expense, and any other premium needs for comparison to these rates before deciding whether to contract with the State. Use of these rates for purposes beyond that stated may not be appropriate.

Sincerely,

/s/ Angela L. WasDyke

Angela L. WasDyke, A.S.A., M.A.A.A.

AW/SJ/KC/kb

Copy:
Stephanie Davis, Shereen Jensen, Kristin Coyle

STATE OF OHIO                       EXHIBIT A                              FINAL
                                PENETRATION CHART

                        PROJECTED    PROJECTED
       COUNTY           7/03-12/03     CY04
---------------------   ----------   ---------
Allen                                       15%
Belmont/Monroe                               5%
Butler                          65%         75%
Clark                           40%
Clark/Madison                               60%
Clermont                         5%          5%
Columbiana                                  15%
Crawford                                     5%
Cuyahoga                        90%         90%
Defiance/Fulton/Henry                        5%
Delaware                                     5%
Fairfield                                    5%
Franklin                        65%         75%
Greene                          40%         45%
Hamilton                        65%         70%
Huron                                        5%
Jefferson                                    5%
Licking                                     15%
Lorain                          60%         65%
Lucas                           90%         90%
Mahoning                        5%          40%
Montgomery                      60%         75%
Muskingum                                    5%
Ottawa/Sandusky                              5%
Pickaway                         5%          5%
Portage                                     15%
Richland                                     5%
Stark                           75%         90%
Summit                          90%         90%
Trumbull                         5%         40%
Warren                           5%          5%
Washington                                   5%
Wood                            15%         15%

Mercer Government Human Services Consulting

STATE OF OHIO                       EXHIBIT B                              FINAL
                                 SIX MONTH RATES
                                  2ND HALF 2003

                                      Annualized                          7/1/2003 -                  7/1/2003 -
                                       Dec 2002                CY 2002    12/31/2003    7/1/2003 -    12/31/2003
                                     Managed Care              Rate w/    Guaranteed    12/31/2003      Rate w/    Percent
 County          Rate Cohort           MM/Delv      % of MM     Admin       Rate       Rate At Risk      Admin     Increase
--------   -----------------------   ------------   -------   ---------   ----------   ------------   ----------   --------
Butler     HF/HST, Age 0, M & F             7,908       6.1%  $  527.77   $   428.03   $       4.32   $   432.36      -18.1%
Butler     HF/HST, Age 1, M & F             7,752       6.0%  $  110.32   $   119.95   $       1.21   $   121.16        9.8%
Butler     HF/HST, Age 2-13, M & F         66,072      50.7%  $   70.25   $    78.13   $       0.79   $   78.92        12.3%
Butler     HF/HST, Age 14-18, M             7,452       5.7%  $   94.50   $   101.30   $       1.02   $   102.32        8.3%
Butler     HF/HST, Age 14-18, F             8,184       6.3%  $  123.11   $   137.87   $       1.39   $   139.27       13.1%
Butler     HF, Age 19-44, M                 6,564       5.0%  $  221.82   $   220.97   $       2.23   $   223.20        0.6%
Butler     HF, Age 19-44, F                23,040      17.7%  $  187.85   $   211.60   $       2.14   $   213.74       13.8%
Butler     HF, Age 45+, M & F               1,608       1.2%  $  490.36   $   488.26   $       4.93   $   493.19        0.6%
Butler     HST, Age 19-64, F                1,668       1.3%  $  304.21   $   341.42   $       3.45   $   344.87       13.4%
                                     ------------   -------   ---------   ----------   ------------   ----------   --------
Butler     Subtotal                       130,248     100.0%  $  141.75   $   146.19   $       1.48   $   147.66        4.2%
                                     ------------   -------   ---------   ----------   ------------   ----------   --------
Butler     Delivery Payment                   269       0.2%  $3,417.97   $ 3,873.73   $      39.13   $ 3,912.86       14.5%
                                     ------------   -------   ---------   ----------   ------------   ----------   --------
Butler     Total                          130,248     100.0%  $  148.81   $   154.19   $       1.56   $   155.75        4.7%
                                     ------------   -------   ---------   ----------   ------------   ----------   --------
Clark      HF/HST, Age 0, M & F             1,116       6.0%  $  578.29   $   444.83   $       4.49   $   449.32      -22.3%
Clark      HF/HST, Age 1, M & F             1,044       5.6%  $  116.69   $   122.08   $       1.23   $   123.31        5.7%
Clark      HF/HST, Age 2-13, M & F          9,036      48.8%  $   70.44   $    76.92   $       0.78   $    77.70       10.3%
Clark      HF/HST, Age 14-18, M               924       5.0%  $   88.36   $    93.27   $       0.94   $    94.21        6.6%
Clark      HF/HST, Age 14-18, F               924       5.0%  $  126.73   $   139.13   $       1.41   $   140.53       10.9%
Clark      HF, Age 19-44, M                 1,188       6.4%  $  192.54   $   190.61   $       1.93   $   192.53        0.0%
Clark      HF, Age 19-44, F                 3,936      21.3%  $  200.69   $   224.96   $       2.27   $   227.24       13.2%
Clark      HF, Age 45+, M & F                 252       1.4%  $  383.27   $   408.24   $       4.12   $   412.36        7.6%
Clark      HST, Age 19-64, F                   96       0.5%  $  281.21   $   308.43   $       3.12   $   311.55       10.8%
                                     ------------   -------   ---------   ----------   ------------   ----------   --------
Clark      Subtotal                        18,516     100.0%  $  148.23   $   150.04   $       1.52   $   151.55        2.2%
                                     ------------   -------   ---------   ----------   ------------   ----------   --------
Clark      Delivery Payment                    45       0.2%  $3,388.96   $ 3,762.72   $      38.01   $ 3,800.73       12.2%
                                     ------------   -------   ---------   ----------   ------------   ----------   --------
Clark      Total                           18,516     100.0%  $  156.47   $   159.18   $       1.61   $   160.79        2.8%
                                     ------------   -------   ---------   ----------   ------------   ----------   --------
Clermont   HF/HST, Age 0, M & F               427       5.5%  $  546.23   $   417.91   $       4.22   $   422.14      -22.7%
Clermont   HF/HST, Age 1, M & F               430       5.5%  $  141.76   $   140.79   $       1.42   $   142.21        0.3%
Clermont   HF/HST, Age 2-13, M & F          3,975      51.2%  $   73.20   $    82.80   $       0.84   $    83.64       14.3%
Clermont   HF/HST, Age 14-18, M               456       5.9%  $   81.01   $    90.95   $       0.92   $    91.87       13.4%
Clermont   HF/HST, Age 14-18, F               522       6.7%  $  139.84   $   156.97   $       1.59   $   158.56       13.4%
Clermont   HF, Age 19-44, M                   268       3.5%  $  197.25   $   193.51   $       1.95   $   195.47       -0.9%
Clermont   HF, Age 19-44, F                 1,513      19.5%  $  212.15   $   238.48   $       2.41   $   240.89       13.5%
Clermont   HF, Age 45+, M & F                  96       1.2%  $  472.01   $   497.78   $       5.03   $   502.81        6.5%
Clermont   HST, Age 19-64, F                   79       1.0%  $  362.51   $   371.10   $       3.75   $   374.85        3.4%
                                     ------------   -------   ---------   ----------   ------------   ----------   --------
Clermont   Subtotal                         7,766     100.0%  $  147.17   $   152.12   $       1.54   $   153.65        4.4%
                                     ------------   -------   ---------   ----------   ------------   ----------   --------
Clermont   Delivery Payment                    26       0.3%  $4,043.64   $ 3,893.41   $      39.33   $ 3,932.74       -2.7%
                                     ------------   -------   ---------   ----------   ------------   ----------   --------
Clermont   Total                            7,766     100.0%  $  160.71   $   165.15   $       1.67   $   166.82        3.8%
                                     ------------   -------   ---------   ----------   ------------   ----------   --------
Cuyahoga   HF/HST, Age 0, M & F            80,520       4.5%  $  584.96   $   475.39   $       4.80   $   480.19      -17.9%
Cuyahoga   HF/HST, Age 1, M & F            86,280       4.8%  $  124.16   $   135.90   $       1.37   $   137.28       10.6%
Cuyahoga   HF/HST, Age 2-13, M & F        891,084      50.0%  $   65.37   $    73.31   $       0.74   $    74.05       13.3%
Cuyahoga   HF/HST, Age 14-18, M           119,844       6.7%  $   73.86   $    79.26   $       0.80   $    80.06        8.4%
Cuyahoga   HF/HST, Age 14-18, F           127,620       7.2%  $  113.20   $   128.73   $       1.30   $   130.03       14.9%
Cuyahoga   HF, Age 19-44, M                61,008       3.4%  $  174.98   $   170.34   $       1.72   $   172.06       -1.7%
Cuyahoga   HF, Age 19-44, F               360,012      20.2%  $  196.51   $   223.69   $       2.26   $   225.94       15.0%
Cuyahoga   HF, Age 45+, M & F              36,600       2.1%  $  386.19   $   380.57   $       3.84   $   384.42       -0.5%
Cuyahoga   HST, Age 19-64, F               17,808       1.0%  $  343.12   $   388.93   $       3.93   $   392.86       14.5%
                                     ------------   -------   ---------   ----------   ------------   ----------   --------
Cuyahoga   Subtotal                     1,780,776     100.0%  $  135.35   $   142.09   $       1.44   $   143.53        6.0%
                                     ------------   -------   ---------   ----------   ------------   ----------   --------
Cuyahoga   Delivery Payment                 6,847       0.4%  $3,975.41   $ 4,634.00   $      46.81   $ 4,680.81       17.7%
                                     ------------   -------   ---------   ----------   ------------   ----------   --------
Cuyahoga   Total                        1,780,776     100.0%  $  150.63   $   159.91   $       1.62   $   161.52        7.2%
                                     ------------   -------   ---------   ----------   ------------   ----------   --------
Franklin   HF/HST, Age 0, M & F            41,412       4.9%  $  503.34   $   408.34   $       4.12   $   412.47      -18.1%
Franklin   HF/HST, Age 1, M & F            45,912       5.5%  $  107.80   $   116.70   $       1.18   $   117.88        9.3%
Franklin   HF/HST, Age 2-13, M & F        432,048      51.6%  $   63.12   $    70.60   $       0.71   $    71.32       13.0%
Franklin   HF/HST, Age 14-18, M            47,880       5.7%  $   75.42   $    80.51   $       0.81   $    81.33        7.8%
Franklin   HF/HST, Age 14-18, F            54,540       6.5%  $  112.59   $   127.29   $       1.29   $   128.57       14.2%
Franklin   HF, Age 19-44, M                29,256       3.5%  $  195.37   $   193.10   $       1.95   $   195.05       -0.2%
Franklin   HF, Age 19-44, F               168,024      20.1%  $  217.48   $   247.09   $       2.50   $   249.58       14.8%
Franklin   HF, Age 45+, M & F              10,668       1.3%  $  413.63   $   412.66   $       4.17   $   416.83        0.8%
Franklin   HST, Age 19-64, F                7,488       0.9%  $  264.53   $   300.16   $       3.03   $   303.19       14.6%
                                     ------------   -------   ---------   ----------   ------------   ----------   --------
Franklin   Subtotal                       837,228     100.0%  $  133.14   $   140.21   $       1.42   $   141.62        6.4%
                                     ------------   -------   ---------   ----------   ------------   ----------   --------
Franklin   Delivery Payment                 2,999       0.4%  $3,305.57   $ 3,828.57   $      38.67   $ 3,867.24       17.0%
                                     ------------   -------   ---------   ----------   ------------   ----------   --------
Franklin   Total                          837,228     100.0%  $  144.98   $   153.92   $       1.55   $   155.48        7.2%
                                     ------------   -------   ---------   ----------   ------------   ----------   --------

Mercer Government Human
Services Consulting

STATE OF OHIO                       EXHIBIT B                              FINAL
                                 SIX MONTH RATES
                                  2ND HALF 2003

                                      Annualized                          7/1/2003 -                  7/1/2003 -
                                       Dec 2002                CY 2002    12/31/2003    7/1/2003 -    12/31/2003
                                     Managed Care              Rate w/    Guaranteed    12/31/2003      Rate w/    Percent
 County          Rate Cohort           MM/Delv      % of MM     Admin       Rate       Rate At Risk      Admin     Increase
--------   -----------------------   ------------   -------   ---------   ----------   ------------   ----------   --------
Greene     HF/HST, Age 0, M & F             2,543       5.5%  $  578.29   $   452.62   $       4.57   $   457.20      -20.9%
Greene     HF/HST, Age 1, M & F             2,561       5.5%  $  116.69   $   124.30   $       1.26   $   125.56        7.6%
Greene     HF/HST, Age 2-13, M & F         23,654      51.2%  $   70.44   $    82.15   $       0.83   $    82.98       17.8%
Greene     HF/HST, Age 14-18, M             2,716       5.9%  $   88.36   $    96.89   $       0.98   $    97.87       10.8%
Greene     HF/HST, Age 14-18, F             3,108       6.7%  $  126.73   $   142.41   $       1.44   $   143.84       13.5%
Greene     HF, Age 19-44, M                 1,596       3.5%  $  192.54   $   191.25   $       1.93   $   193.18        0.3%
Greene     HF, Age 19-44, F                 9,006      19.5%  $  200.69   $   228.01   $       2.30   $   230.32       14.8%
Greene     HF, Age 45+, M & F                 570       1.2%  $  383.27   $   381.51   $       3.85   $   385.37        0.5%
Greene     HST, Age 19-64, F                  470       1.0%  $  281.21   $   321.33   $       3.25   $   324.57       15.4%
                                     ------------   -------   ---------   ----------   ------------   ----------   --------
Greene     Subtotal                        46,224     100.0%  $  141.37   $   148.10   $       1.50   $   149.59        5.8%
                                     ------------   -------   ---------   ----------   ------------   ----------   --------
Greene     Delivery Payment                   156       0.3%  $3,388.96   $ 3,902.69   $      39.42   $ 3,942.11       16.3%
                                     ------------   -------   ---------   ----------   ------------   ----------   --------
Greene     Total                           46,224     100.0%  $  152.81   $   161.27   $       1.63   $   162.90        6.6%
                                     ------------   -------   ---------   ----------   ------------   ----------   --------
Hamilton   HF/HST, Age 0, M & F            24,540       5.9%  $  629.79   $   510.07   $       5.15   $   515.22      -18.2%
Hamilton   HF/HST, Age 1, M & F            22,860       5.5%  $  125.83   $   137.00   $       1.38   $   138.39       10.0%
Hamilton   HF/HST, Age 2-13, M & F        213,888      51.8%  $   65.52   $    72.73   $       0.73   $    73.47       12.1%
Hamilton   HF/HST, Age 14-18, M            26,520       6.4%  $   75.82   $    80.75   $       0.82   $    81.56        7.6%
Hamilton   HF/HST, Age 14-18, F            31,944       7.7%  $  112.60   $   127.50   $       1.29   $   128.79       14.4%
Hamilton   HF, Age 19-44, M                 8,688       2.1%  $  180.67   $   175.04   $       1.77   $   176.81       -2.1%
Hamilton   HF, Age 19-44, F                74,136      18.0%  $  197.19   $   222.26   $       2.25   $   224.50       13.9%
Hamilton   HF, Age 45+, M & F               4,752       1.2%  $  392.89   $   382.85   $       3.87   $   386.72       -1.6%
Hamilton   HST, Age 19-64, F                5,316       1.3%  $  344.27   $   386.60   $       3.91   $   390.50       13.4%
                                     ------------   -------   ---------   ----------   ------------   ----------   --------
Hamilton   Subtotal                       412,644     100.0%  $  140.16   $   143.69   $       1.45   $   145.14        3.5%
                                     ------------   -------   ---------   ----------   ------------   ----------   --------
Hamilton   Delivery Payment                 1,267       0.3%  $4,319.39   $ 5,026.48   $      50.77   $ 5,077.26       17.5%
                                     ------------   -------   ---------   ----------   ------------   ----------   --------
Hamilton   Total                          412,644     100.0%  $  153.43   $   159.12   $       1.61   $   160.73        4.8%
                                     ------------   -------   ---------   ----------   ------------   ----------   --------
Lorain     HF/HST, Age 0, M & F             7,236       5.0%  $  422.96   $   345.40   $       3.49   $   348.89      -17.5%
Lorain     HF/HST, Age 1, M & F             8,100       5.6%  $   88.61   $    92.40   $       0.93   $    93.33        5.3%
Lorain     HF/HST, Age 2-13, M & F         72,528      49.9%  $   57.69   $    62.36   $       0.63   $    62.99        9.2%
Lorain     HF/HST, Age 14-18, M             8,496       5.8%  $   57.46   $    61.51   $       0.62   $    62.13        8.1%
Lorain     HF/HST, Age 14-18, F             8,844       6.1%  $  108.81   $   122.36   $       1.24   $   123.59       13.6%
Lorain     HF, Age 19-44, M                 7,428       5.1%  $  160.70   $   162.14   $       1.64   $   163.78        1.9%
Lorain     HF, Age 19-44, F                29,268      20.1%  $  179.46   $   199.03   $       2.01   $   201.04       12.0%
Lorain     HF, Age 45+, M & F               2,040       1.4%  $  299.67   $   299.69   $       3.03   $   302.72        1.0%
Lorain     HST, Age 19-64, F                1,416       1.0%  $  309.72   $   343.68   $       3.47   $   347.16       12.1%
                                     ------------   -------   ---------   ----------   ------------   ----------   --------
Lorain     Subtotal                       145,356     100.0%  $  116.33   $   120.42   $       1.22   $   121.63        4.6%
                                     ------------   -------   ---------   ----------   ------------   ----------   --------
Lorain     Delivery Payment                   494       0.3%  $3,289.08   $ 3,534.17   $      35.70   $ 3,569.87        8.5%
                                     ------------   -------   ---------   ----------   ------------   ----------   --------
Lorain     Total                          145,356     100.0%  $  127.50   $   132.43   $       1.34   $   133.76        4.9%
                                     ------------   -------   ---------   ----------   ------------   ----------   --------
Lucas      HF/HST, Age 0, M & F            32,076       5.4%  $  647.45   $   533.45   $       5.39   $   538.84      -16.8%
Lucas      HF/HST, Age 1, M & F            33,228       5.6%  $  100.36   $   109.64   $       1.11   $   110.75       10.4%
Lucas      HF/HST, Age 2-13, M & F        294,060      49.3%  $   62.88   $    70.64   $       0.71   $    71.35       13.5%
Lucas      HF/HST, Age 14-18, M            37,416       6.3%  $   71.47   $    78.97   $       0.80   $    79.77       11.6%
Lucas      HF/HST, Age 14-18, F            40,872       6.9%  $  116.85   $   131.41   $       1.33   $   132.74       13.6%
Lucas      HF, Age 19-44, M                24,528       4.1%  $  187.36   $   183.95   $       1.86   $   185.81       -0.8%
Lucas      HF, Age 19-44, F               115,356      19.4%  $  199.19   $   224.58   $       2.27   $   226.85       13.9%
Lucas      HF, Age 45+, M & F               9,048       1.5%  $  415.02   $   407.68   $       4.12   $   411.80       -0.8%
Lucas      HST, Age 19-64, F                9,516       1.6%  $  340.77   $   385.01   $       3.89   $   388.90       14.1%
                                     ------------   -------   ---------   ----------   ------------   ----------   --------
Lucas      Subtotal                       596,100     100.0%  $  141.95   $   146.99   $       1.48   $   148.48        4.6%
                                     ------------   -------   ---------   ----------   ------------   ----------   --------
Lucas      Delivery Payment                 2,712       0.5%  $3,844.21   $ 4,320.87   $      43.65   $ 4,364.52       13.5%
                                     ------------   -------   ---------   ----------   ------------   ----------   --------
Lucas      Total                          596,100     100.0%  $  159.44   $   166.65   $       1.68   $   168.33        5.6%
                                     ------------   -------   ---------   ----------   ------------   ----------   --------
Mahoning   HF/HST, Age 0, M & F               953       5.5%  $  512.84   $   395.11   $       3.99   $   399.10      -22.2%
Mahoning   HF/HST, Age 1, M & F               959       5.5%  $  109.61   $   117.08   $       1.18   $   118.26        7.9%
Mahoning   HF/HST, Age 2-13, M & F          8,862      51.2%  $   71.58   $    74.18   $       0.75   $    74.93        4.7%
Mahoning   HF/HST, Age 14-18, M             1,017       5.9%  $  101.19   $   104.99   $       1.06   $   106.05        4.8%
Mahoning   HF/HST, Age 14-18, F             1,165       6.7%  $  121.54   $   131.29   $       1.33   $   132.62        9.1%
Mahoning   HF, Age 19-44, M                   598       3.5%  $  203.35   $   179.71   $       1.82   $   181.53      -10.7%
Mahoning   HF, Age 19-44, F                 3,374      19.5%  $  211.29   $   228.23   $       2.31   $   230.53        9.1%
Mahoning   HF, Age 45+, M & F                 214       1.2%  $  400.10   $   383.32   $       3.87   $   387.19       -3.2%
Mahoning   HST, Age 19-64, F                  176       1.0%  $  346.92   $   343.88   $       3.47   $   347.35        0.1%
                                     ------------   -------   ---------   ----------   ------------   ----------   --------
Mahoning   Subtotal                        17,318     100.0%  $  141.70   $   140.08   $       1.41   $   141.50       -0.1%
                                     ------------   -------   ---------   ----------   ------------   ----------   --------
Mahoning   Delivery Payment                    58       0.3%  $3,509.06   $ 3,818.98   $      38.58   $ 3,857.56        9.9%
                                     ------------   -------   ---------   ----------   ------------   ----------   --------
Mahoning   Total                           17,318     100.0%  $  153.45   $   152.87   $       1.54   $   154.42        0.6%
                                     ------------   -------   ---------   ----------   ------------   ----------   --------

Mercer Government Human
Services Consulting

STATE OF OHIO                       EXHIBIT B                              FINAL
                                 SIX MONTH RATES
                                  2ND HALF 2003

                                        Annualized                          7/1/2003 -                  7/1/2003 -
                                         Dec 2002                CY 2002    12/31/2003    7/1/2003 -    12/31/2003
                                       Managed Care              Rate w/    Guaranteed    12/31/2003      Rate w/    Percent
  County           Rate Cohort           MM/Delv      % of MM     Admin       Rate       Rate At Risk      Admin     Increase
----------   -----------------------   ------------   -------   ---------   ----------   ------------   ----------   --------
Montgomery   HF/HST, Age 0, M & F            22,200       6.3%  $  602.39   $   481.06   $       4.86   $   485.92      -19.3%
Montgomery   HF/HST, Age 1, M & F            19,524       5.5%  $  123.80   $   133.49   $       1.35   $   134.84        8.9%
Montgomery   HF/HST, Age 2-13, M & F        177,480      50.2%  $   64.80   $    71.63   $       0.72   $    72.35       11.6%
Montgomery   HF/HST, Age 14-18, M            20,316       5.7%  $   74.10   $    77.90   $       0.79   $    78.69        6.2%
Montgomery   HF/HST, Age 14-18, F            23,388       6.6%  $  111.83   $   125.38   $       1.27   $   126.64       13.3%
Montgomery   HF, Age 19-44, M                11,952       3.4%  $  176.03   $   169.42   $       1.71   $   171.13       -2.8%
Montgomery   HF, Age 19-44, F                71,304      20.2%  $  194.95   $   218.71   $       2.21   $   220.92       13.3%
Montgomery   HF, Age 45+, M & F               4,020       1.1%  $  385.54   $   375.66   $       3.79   $   379.45       -1.6%
Montgomery   HST, Age 19-64, F                3,312       0.9%  $  340.60   $   382.39   $       3.86   $   386.25       13.4%
                                       ------------   -------   ---------   ----------   ------------   ----------   --------
Montgomery   Subtotal                       353,496     100.0%  $  141.71   $   144.02   $       1.45   $   145.47        2.7%
                                       ------------   -------   ---------   ----------   ------------   ----------   --------
Montgomery   Delivery Payment                   935       0.3%  $4,146.90   $ 4,751.44   $      47.99   $ 4,799.44       15.7%
                                       ------------   -------   ---------   ----------   ------------   ----------   --------
Montgomery   Total                          353,496     100.0%  $  152.68   $   156.59   $       1.58   $   158.17        3.6%
                                       ------------   -------   ---------   ----------   ------------   ----------   --------
Pickaway     HF/HST, Age 0, M & F               148       5.5%  $  501.13   $   403.29   $       4.07   $   407.37      -18.7%
Pickaway     HF/HST, Age 1, M & F               149       5.5%  $  123.14   $   122.25   $       1.23   $   123.48        0.3%
Pickaway     HF/HST, Age 2-13, M & F          1,378      51.2%  $   70.44   $    73.24   $       0.74   $    73.98        5.0%
Pickaway     HF/HST, Age 14-18, M               158       5.9%  $   87.67   $    90.86   $       0.92   $    91.78        4.7%
Pickaway     HF/HST, Age 14-18, F               181       6.7%  $  122.78   $   130.76   $       1.32   $   132.08        7.6%
Pickaway     HF, Age 19-44, M                    93       3.5%  $  219.16   $   210.10   $       2.12   $   212.22       -3.2%
Pickaway     HF, Age 19-44, F                   525      19.5%  $  214.34   $   241.07   $       2.44   $   243.50       13.6%
Pickaway     HF, Age 45+, M & F                  33       1.2%  $  416.49   $   430.49   $       4.35   $   434.84        4.4%
Pickaway     HST, Age 19-64, F                   27       1.0%  $  346.07   $   361.94   $       3.66   $   365.60        5.6%
                                       ------------   -------   ---------   ----------   ------------   ----------   --------
Pickaway     Subtotal                         2,692     100.0%  $  141.78   $   143.73   $       1.45   $   145.19        2.4%
                                       ------------   -------   ---------   ----------   ------------   ----------   --------
Pickaway     Delivery Payment                     9       0.3%  $3,384.76   $ 3,508.09   $      35.44   $ 3,543.52        4.7%
                                       ------------   -------   ---------   ----------   ------------   ----------   --------
Pickaway     Total                            2,692     100.0%  $  153.09   $   155.46   $       1.57   $   157.03        2.6%
                                       ------------   -------   ---------   ----------   ------------   ----------   --------
Richland     HF/HST, Age 0, M & F               417       5.5%  $  435.57   $   362.45   $       3.66   $   366.11      -15.9%
Richland     HF/HST, Age 1, M & F               420       5.5%  $  119.58   $   125.70   $       1.27   $   126.97        6.2%
Richland     HF/HST, Age 2-13, M & F          3,882      51.2%  $   65.11   $    74.16   $       0.75   $    74.91       15.1%
Richland     HF/HST, Age 14-18, M               446       5.9%  $   73.40   $    84.99   $       0.86   $    85.84       16.9%
Richland     HF/HST, Age 14-18, F               510       6.7%  $  130.13   $   142.23   $       1.44   $   143.67       10.4%
Richland     HF, Age 19-44, M                   262       3.5%  $  163.01   $   160.46   $       1.62   $   162.08       -0.6%
Richland     HF, Age 19-44, F                 1,478      19.5%  $  176.92   $   202.52   $       2.05   $   204.56       15.6%
Richland     HF, Age 45+, M & F                  94       1.2%  $  323.07   $   336.51   $       3.40   $   339.91        5.2%
Richland     HST, Age 19-64, F                   77       1.0%  $  266.88   $   300.05   $       3.03   $   303.09       13.6%
                                       ------------   -------   ---------   ----------   ------------   ----------   --------
Richland     Subtotal                         7,586     100.0%  $  123.76   $   131.61   $       1.33   $   132.94        7.4%
                                       ------------   -------   ---------   ----------   ------------   ----------   --------
Richland     Delivery Payment                    26       0.3%  $2,900.54   $ 3,365.72   $      34.00   $ 3,399.71       17.2%
                                       ------------   -------   ---------   ----------   ------------   ----------   --------
Richland     Total                            7,586     100.0%  $  133.70   $   143.14   $       1.45   $   144.59        8.1%
                                       ------------   -------   ---------   ----------   ------------   ----------   --------
Stark        HF/HST, Age 0, M & F               348       4.2%  $  433.74   $   340.28   $       3.44   $   343.72      -20.8%
Stark        HF/HST, Age 1, M & F               372       4.5%  $   98.56   $   108.09   $       1.09   $   109.18       10.8%
Stark        HF/HST, Age 2-13, M & F          4,392      53.4%  $   62.03   $    68.02   $       0.69   $    68.71       10.8%
Stark        HF/HST, Age 14-18, M               552       6.7%  $   68.52   $    75.71   $       0.76   $    76.47       11.6%
Stark        HF/HST, Age 14-18, F               576       7.0%  $  116.83   $   129.05   $       1.30   $   130.36       11.6%
Stark        HF, Age 19-44, M                   300       3.6%  $  152.83   $   154.63   $       1.56   $   156.19        2.2%
Stark        HF, Age 19-44, F                 1,440      17.5%  $  185.77   $   211.52   $       2.14   $   213.65       15.0%
Stark        HF, Age 45+, M & F                 144       1.8%  $  383.72   $   385.12   $       3.89   $   389.01        1.4%
Stark        HST, Age 19-64, F                   96       1.2%  $  277.06   $   315.24   $       3.18   $   318.42       14.9%
                                       ------------   -------   ---------   ----------   ------------   ----------   --------
Stark        Subtotal                         8,220     100.0%  $  116.83   $   122.89   $       1.24   $   124.14        6.3%
                                       ------------   -------   ---------   ----------   ------------   ----------   --------
Stark        Delivery Payment                    23       0.3%  $3,036.07   $ 3,464.84   $      35.00   $ 3,499.84       15.3%
                                       ------------   -------   ---------   ----------   ------------   ----------   --------
Stark        Total                            8,220     100.0%  $  125.33   $   132.59   $       1.34   $   133.93        6.9%
                                       ------------   -------   ---------   ----------   ------------   ----------   --------
Summit       HF/HST, Age 0, M & F            27,504       5.0%  $  544.75   $   442.59   $       4.47   $   447.06      -17.9%
Summit       HF/HST, Age 1, M & F            27,600       5.0%  $  106.04   $   116.01   $       1.17   $   117.18       10.5%
Summit       HF/HST, Age 2-13, M & F        268,860      49.0%  $   63.11   $    70.76   $       0.71   $    71.47       13.2%
Summit       HF/HST, Age 14-18, M            32,988       6.0%  $   85.66   $    92.28   $       0.93   $    93.21        8.8%
Summit       HF/HST, Age 14-18, F            37,812       6.9%  $  122.35   $   138.62   $       1.40   $   140.02       14.4%
Summit       HF, Age 19-44, M                24,096       4.4%  $  171.17   $   170.65   $       1.72   $   172.37        0.7%
Summit       HF, Age 19-44, F               114,744      20.9%  $  202.85   $   230.77   $       2.33   $   233.10       14.9%
Summit       HF, Age 45+, M & F              10,764       2.0%  $  401.55   $   399.71   $       4.04   $   403.75        0.5%
Summit       HST, Age 19-64, F                4,884       0.9%  $  324.03   $   367.39   $       3.71   $   371.10       14.5%
                                       ------------   -------   ---------   ----------   ------------   ----------   --------
Summit       Subtotal                       549,252     100.0%  $  137.71   $   144.51   $       1.46   $   145.97        6.0%
                                       ------------   -------   ---------   ----------   ------------   ----------   --------
Summit       Delivery Payment                 2,475       0.5%  $4,091.24   $ 4,688.78   $      47.36   $ 4,736.14       15.8%
                                       ------------   -------   ---------   ----------   ------------   ----------   --------
Summit       Total                          549,252     100.0%  $  156.14   $   165.64   $       1.67   $   167.31        7.2%
                                       ------------   -------   ---------   ----------   ------------   ----------   --------

Mercer Government Human
Services Consulting

STATE OF OHIO                       EXHIBIT B                              FINAL
                                 SIX MONTH RATES
                                  2ND HALF 2003

                                              Annualized                          7/1/2003 -                  7/1/2003 -
                                               Dec 2002                CY 2002    12/31/2003    7/1/2003 -    12/31/2003
                                             Managed Care              Rate w/    Guaranteed    12/31/2003      Rate w/    Percent
  County                  Rate Cohort          MM/Delv      % of MM     Admin       Rate       Rate At Risk      Admin     Increase
------------------  -----------------------  ------------   -------   ---------   ----------   ------------   ----------   --------
Trumbull            HF/HST, Age 0, M & F              775       5.5%  $  512.84   $   389.00   $       3.93   $   392.93      -23.4%
Trumbull            HF/HST, Age 1, M & F              781       5.5%  $  109.61   $   119.54   $       1.21   $   120.75       10.2%
Trumbull            HF/HST, Age 2-13, M & F         7,211      51.2%  $   71.58   $    78.25   $       0.79   $    79.04       10.4%
Trumbull            HF/HST, Age 14-18, M              828       5.9%  $  101.19   $    97.81   $       0.99   $    98.80       -2.4%
Trumbull            HF/HST, Age 14-18, F              948       6.7%  $  121.54   $   133.68   $       1.35   $   135.03       11.1%
Trumbull            HF, Age 19-44, M                  487       3.5%  $  203.35   $   201.54   $       2.04   $   203.58        0.1%
Trumbull            HF, Age 19-44, F                2,745      19.5%  $  211.29   $   233.98   $       2.36   $   236.35       11.9%
Trumbull            HF, Age 45+, M & F                174       1.2%  $  400.10   $   380.23   $       3.84   $   384.07       -4.0%
Trumbull            HST, Age 19-64, F                 143       1.0%  $  346.92   $   363.68   $       3.67   $   367.36        5.9%
                                             ------------   -------   ---------   ----------   ------------   ----------   --------
Trumbull            Subtotal                       14,092     100.0%  $  141.68   $   143.73   $       1.45   $   145.18        2.5%
                                             ------------   -------   ---------   ----------   ------------   ----------   --------
Trumbull            Delivery Payment                   48       0.3%  $3,509.06   $ 3,693.19   $      37.30   $ 3,730.49        6.3%
                                             ------------   -------   ---------   ----------   ------------   ----------   --------
Trumbull            Total                          14,092     100.0%  $  153.63   $   156.31   $       1.58   $   157.89        2.8%
                                             ------------   -------   ---------   ----------   ------------   ----------   --------
Warren              HF/HST, Age 0, M & F              204       5.5%  $  459.45   $   371.75   $       3.76   $   375.51      -18.3%
Warren              HF/HST, Age 1, M & F              206       5.6%  $   95.81   $   104.78   $       1.06   $   105.84       10.5%
Warren              HF/HST, Age 2-13, M & F         1,898      51.2%  $   64.76   $    70.08   $       0.71   $    70.79        9.3%
Warren              HF/HST, Age 14-18, M              218       5.9%  $   65.83   $    74.57   $       0.75   $    75.32       14.4%
Warren              HF/HST, Age 14-18, F              249       6.7%  $  109.91   $   126.09   $       1.27   $   127.37       15.9%
Warren              HF, Age 19-44, M                  128       3.5%  $  182.03   $   182.47   $       1.84   $   184.32        1.3%
Warren              HF, Age 19-44, F                  723      19.5%  $  209.88   $   230.34   $       2.33   $   232.66       10.9%
Warren              HF, Age 45+, M & F                 46       1.2%  $  458.20   $   470.19   $       4.75   $   474.94        3.7%
Warren              HST, Age 19-64, F                  38       1.0%  $  276.50   $   315.66   $       3.19   $   318.84       15.3%
                                             ------------   -------   ---------   ----------   ------------   ----------   --------
Warren              Subtotal                        3,710     100.0%  $  130.65   $   135.20   $       1.37   $   136.57        4.5%
                                             ------------   -------   ---------   ----------   ------------   ----------   --------
Warren              Delivery Payment                   13       0.4%  $3,211.66   $ 3,427.75   $      34.62   $ 3,462.37        7.8%
                                             ------------   -------   ---------   ----------   ------------   ----------   --------
Warren              Total                           3,710     100.0%  $  141.91   $   147.21   $       1.49   $   148.70        4.8%
                                             ------------   -------   ---------   ----------   ------------   ----------   --------
Wood                HF/HST, Age 0, M & F              516       5.5%  $  436.52   $   337.53   $       3.41   $   340.94      -21.9%
Wood                HF/HST, Age 1, M & F              432       4.6%  $  115.67   $   152.85   $       1.54   $   154.39       33.5%
Wood                HF/HST, Age 2-13, M &           4,848      51.9%  $   68.00   $    74.08   $       0.75   $    74.83       10.0%
Wood                HF/HST, Age 14-18, M              564       6.0%  $   69.03   $    67.82   $       0.69   $    68.50       -0.8%
Wood                HF/HST, Age 14-18, F              600       6.4%  $  125.18   $   131.43   $       1.33   $   132.76        6.1%
Wood                HF, Age 19-44, M                  564       6.0%  $  159.33   $   151.43   $       1.53   $   152.96       -4.0%
Wood                HF, Age 19-44, F                1,608      17.2%  $  188.12   $   208.99   $       2.11   $   211.10       12.2%
Wood                HF, Age 45+, M & F                132       1.4%  $  387.37   $   381.42   $       3.85   $   385.28       -0.5%
Wood                HST, Age 19-64, F                  72       0.8%  $  350.29   $   344.89   $       3.48   $   348.37       -0.5%
                                             ------------   -------   ---------   ----------   ------------   ----------   --------
Wood                Subtotal                        9,336     100.0%  $  127.21   $   129.94   $       1.31   $   131.25        3.2%
                                             ------------   -------   ---------   ----------   ------------   ----------   --------
Wood                Delivery Payment                   70       0.7%  $2,858.71   $ 3,123.56   $      31.55   $ 3,155.11       10.4%
                                             ------------   -------   ---------   ----------   ------------   ----------   --------
Wood                Total                           9,336     100.0%  $  148.65   $   153.36   $       1.55   $   154.90        4.2%
                                             ------------   -------   ---------   ----------   ------------   ----------   --------
Total Managed Care  HF/HST, Age 0, M & F          250,843       5.1%  $  572.95   $   464.98   $       4.70   $   469.68      -18.0%
Total Managed Care  HF/HST, Age 1, M & F          258,610       5.2%  $  114.60   $   124.73   $       1.26   $   125.99        9.9%
Total Managed Care  HF/HST, Age 2-13, M & F     2,485,156      50.3%  $   64.44   $    72.01   $       0.73   $    72.73       12.9%
Total Managed Care  HF/HST, Age 14-18, M          308,791       6.3%  $   75.63   $    81.22   $       0.82   $    82.04        8.5%
Total Managed Care  HF/HST, Age 14-18, F          341,987       6.9%  $  114.83   $   129.87   $       1.31   $   131.18       14.2%
Total Managed Care  HF, Age 19-44, M              179,004       3.6%  $  181.37   $   178.05   $       1.80   $   179.85       -0.8%
Total Managed Care  HF, Age 19-44, F              982,232      19.9%  $  200.51   $   227.19   $       2.29   $   229.48       14.4%
Total Managed Care  HF, Age 45+, M & F             81,255       1.6%  $  395.40   $   390.60   $       3.95   $   394.54       -0.2%
Total Managed Care  HST, Age 19-64, F              52,682       1.1%  $  326.70   $   368.85   $       3.73   $   372.58       14.0%
                                             ------------   -------   ---------   ----------   ------------   ----------   --------
Total Managed Care  Subtotal                    4,940,560     100.0%  $  136.60   $   142.40   $       1.44   $   143.84        5.3%
                                             ------------   -------   ---------   ----------   ------------   ----------   --------
Total Managed Care  Delivery Payment               18,472       0.4%  $3,852.02   $ 4,432.28   $      44.77   $ 4,477.05       16.2%
                                             ------------   -------   ---------   ----------   ------------   ----------   --------
Total Managed Care  Total                       4,940,560     100.0%  $  151.00   $   158.97   $       1.61   $   160.57        6.3%
                                             ------------   -------   ---------   ----------   ------------   ----------   --------

Mercer Government Human
Services Consulting

STATE OF OHIO                       EXHIBIT B                              FINAL
                               TWELVE MONTH RATES
                                    CY 2004

                                            Annualized                          1/1/2004 -                  1/1/2004 -
                                             Dec 2002                CY 2002    12/31/2004    1/1/2004 -    12/31/2004
                                           Managed Care              Rate w/    Guaranteed    12/31/2004      Rate w/    Percent
    County             Rate Cohort           MM/Delv      % of MM     Admin       Rate       Rate At Risk      Admin     Increase
--------------   -----------------------   ------------   -------   ---------   ----------   ------------   ----------   --------
Allen            HF/HST, Age 0, M & F               941       5.5%  $       -   $   379.21   $       3.83   $   383.04        0.0%
Allen            HF/HST, Age 1, M & F               948       5.5%  $       -   $   116.84   $       1.18   $   118.02        0.0%
Allen            HF/HST, Age 2-13, M & F          8,757      51.2%  $       -   $    69.97   $       0.71   $    70.68        0.0%
Allen            HF/HST, Age 14-18, M             1,005       5.9%  $       -   $    76.56   $       0.77   $    77.33        0.0%
Allen            HF/HST, Age 14-18, F             1,151       6.7%  $       -   $   129.12   $       1.30   $   130.42        0.0%
Allen            HF, Age 19-44, M                   591       3.5%  $       -   $   163.19   $       1.65   $   164.84        0.0%
Allen            HF, Age 19-44, F                 3,334      19.5%  $       -   $   214.59   $       2.17   $   216.76        0.0%
Allen            HF, Age 45+, M & F                 211       1.2%  $       -   $   372.45   $       3.76   $   376.21        0.0%
Allen            HST, Age 19-64, F                  174       1.0%  $       -   $   350.32   $       3.54   $   353.86        0.0%
                                           ------------   -------   ---------   ----------   ------------   ----------   --------
Allen            Subtotal                        17,112     100.0%  $       -   $   131.92   $       1.33   $   133.25        0.0%
                                           ------------   -------   ---------   ----------   ------------   ----------   --------
Allen            Delivery Payment                    58       0.3%  $       -   $ 3,620.88   $      36.57   $ 3,657.45        0.0%
                                           ------------   -------   ---------   ----------   ------------   ----------   --------
Allen            Total                           17,112     100.0%  $       -   $   144.19   $       1.46   $   145.65        0.0%
                                           ------------   -------   ---------   ----------   ------------   ----------   --------
Belmont/Monroe   HF/HST, Age 0, M & F               335       5.5%  $       -   $   361.21   $       3.65   $   364.86        0.0%
Belmont/Monroe   HF/HST, Age 1, M & F               337       5.5%  $       -   $   112.61   $       1.14   $   113.75        0.0%
Belmont/Monroe   HF/HST, Age 2-13, M & F          3,114      51.2%  $       -   $    68.47   $       0.69   $    69.16        0.0%
Belmont/Monroe   HF/HST, Age 14-18, M               358       5.9%  $       -   $    75.95   $       0.77   $    76.72        0.0%
Belmont/Monroe   HF/HST, Age 14-18, F               409       6.7%  $       -   $   123.95   $       1.25   $   125.21        0.0%
Belmont/Monroe   HF, Age 19-44, M                   210       3.5%  $       -   $   157.82   $       1.59   $   159.42        0.0%
Belmont/Monroe   HF, Age 19-44, F                 1,185      19.5%  $       -   $   210.26   $       2.12   $   212.39        0.0%
Belmont/Monroe   HF, Age 45+, M & F                  75       1.2%  $       -   $   361.96   $       3.66   $   365.61        0.0%
Belmont/Monroe   HST, Age 19-64, F                   62       1.0%  $       -   $   338.13   $       3.42   $   341.55        0.0%
                                           ------------   -------   ---------   ----------   ------------   ----------   --------
Belmont/Monroe   Subtotal                         6,085     100.0%  $       -   $   128.26   $       1.30   $   129.56        0.0%
                                           ------------   -------   ---------   ----------   ------------   ----------   --------
Belmont/Monroe   Delivery Payment                    21       0.3%  $       -   $ 3,535.77   $      35.71   $ 3,571.49        0.0%
                                           ------------   -------   ---------   ----------   ------------   ----------   --------
Belmont/Monroe   Total                            6,085     100.0%  $       -   $   140.47   $       1.42   $   141.88        0.0%
                                           ------------   -------   ---------   ----------   ------------   ----------   --------
Butler           HF/HST, Age 0, M & F             7,908       6.1%  $  527.77   $   437.98   $       4.42   $   442.40      -16.2%
Butler           HF/HST, Age 1, M & F             7,752       6.0%  $  110.32   $   123.62   $       1.25   $   124.87       13.2%
Butler           HF/HST, Age 2-13, M & F         66,072      50.7%  $   70.25   $    81.05   $       0.82   $    81.87       16.5%
Butler           HF/HST, Age 14-18, M             7,452       5.7%  $   94.50   $   104.49   $       1.06   $   105.54       11.7%
Butler           HF/HST, Age 14-18, F             8,184       6.3%  $  123.11   $   142.24   $       1.44   $   143.68       16.7%
Butler           HF, Age 19-44, M                 6,564       5.0%  $  221.82   $   229.95   $       2.32   $   232.28        4.7%
Butler           HF, Age 19-44, F                23,040      17.7%  $  187.85   $   220.57   $       2.23   $   222.80       18.6%
Butler           HF, Age 45+, M & F               1,608       1.2%  $  490.36   $   512.08   $       5.17   $   517.26        5.5%
Butler           HST, Age 19-64, F                1,668       1.3%  $  304.21   $   352.41   $       3.56   $   355.97       17.0%
                                           ------------   -------   ---------   ----------   ------------   ----------   --------
Butler           Subtotal                       130,248     100.0%  $  141.75   $   151.42   $       1.53   $   152.95        7.9%
                                           ------------   -------   ---------   ----------   ------------   ----------   --------
Butler           Delivery Payment                   269       0.2%  $3,417.97   $ 3,935.67   $      39.75   $ 3,975.42       16.3%
                                           ------------   -------   ---------   ----------   ------------   ----------   --------
Butler           Total                          130,248     100.0%  $  148.81   $   159.55   $       1.61   $   161.16        8.3%
                                           ------------   -------   ---------   ----------   ------------   ----------   --------
Clark/Madison    HF/HST, Age 0, M & F             1,203       6.0%  $  578.29   $   464.46   $       4.69   $   469.15      -18.9%
Clark/Madison    HF/HST, Age 1, M & F             1,132       5.6%  $  116.69   $   128.58   $       1.30   $   129.88       11.3%
Clark/Madison    HF/HST, Age 2-13, M & F          9,845      49.0%  $   70.44   $    81.77   $       0.83   $    82.59       17.2%
Clark/Madison    HF/HST, Age 14-18, M             1,017       5.1%  $   88.36   $    99.65   $       1.01   $   100.66       13.9%
Clark/Madison    HF/HST, Age 14-18, F             1,030       5.1%  $  126.73   $   147.40   $       1.49   $   148.89       17.5%
Clark/Madison    HF, Age 19-44, M                 1,243       6.2%  $  192.54   $   201.57   $       2.04   $   203.60        5.7%
Clark/Madison    HF, Age 19-44, F                 4,244      21.1%  $  200.69   $   238.60   $       2.41   $   241.01       20.1%
Clark/Madison    HF, Age 45+, M & F                 272       1.4%  $  383.27   $   435.40   $       4.40   $   439.80       14.8%
Clark/Madison    HST, Age 19-64, F                  112       0.6%  $  281.21   $   325.27   $       3.29   $   328.55       16.8%
                                           ------------   -------   ---------   ----------   ------------   ----------   --------
Clark/Madison    Subtotal                        20,098     100.0%  $  147.70   $   158.25   $       1.60   $   159.85        8.2%
                                           ------------   -------   ---------   ----------   ------------   ----------   --------
Clark/Madison    Delivery Payment                    50       0.2%  $3,388.96   $ 3,869.97   $      39.09   $ 3,909.06       15.3%
                                           ------------   -------   ---------   ----------   ------------   ----------   --------
Clark/Madison    Total                           20,098     100.0%  $  156.13   $   167.88   $       1.70   $   169.57        8.6%
                                           ------------   -------   ---------   ----------   ------------   ----------   --------
Clermont         HF/HST, Age 0, M & F               427       5.5%  $  546.23   $   428.41   $       4.33   $   432.74      -20.8%
Clermont         HF/HST, Age 1, M & F               430       5.5%  $  141.76   $   145.43   $       1.47   $   146.90        3.6%
Clermont         HF/HST, Age 2-13, M & F          3,975      51.2%  $   73.20   $    85.93   $       0.87   $    86.80       18.6%
Clermont         HF/HST, Age 14-18, M               456       5.9%  $   81.01   $    94.66   $       0.96   $    95.61       18.0%
Clermont         HF/HST, Age 14-18, F               522       6.7%  $  139.84   $   162.72   $       1.64   $   164.36       17.5%
Clermont         HF, Age 19-44, M                   268       3.5%  $  197.25   $   199.87   $       2.02   $   201.89        2.3%
Clermont         HF, Age 19-44, F                 1,513      19.5%  $  212.15   $   247.49   $       2.50   $   249.99       17.8%
Clermont         HF, Age 45+, M & F                  96       1.2%  $  472.01   $   518.18   $       5.23   $   523.41       10.9%
Clermont         HST, Age 19-64, F                   79       1.0%  $  362.51   $   380.75   $       3.85   $   384.59        6.1%
                                           ------------   -------   ---------   ----------   ------------   ----------   --------
Clermont         Subtotal                         7,766     100.0%  $  147.17   $   157.48   $       1.59   $   159.07        8.1%
                                           ------------   -------   ---------   ----------   ------------   ----------   --------
Clermont         Delivery Payment                    26       0.3%  $4,043.64   $ 3,933.34   $      39.73   $ 3,973.07       -1.7%
                                           ------------   -------   ---------   ----------   ------------   ----------   --------
Clermont         Total                            7,766     100.0%  $  160.71   $   170.65   $       1.72   $   172.37        7.3%
                                           ------------   -------   ---------   ----------   ------------   ----------   --------

Mercer Government
Human Services Consulting

STATE OF OHIO                          EXHIBIT B                           FINAL
                                 TWELVE MONTH RATES
                                       CY 2004

                                                Annualized                           1/1/2004 -                 1/1/2004 -
                                                 Dec 2002               CY 2002     12/31/2004    1/1/2004 -   12/31/2004
                                                Managed Care            Rate w/     Guaranteed    12/31/2004      Rate w/   Percent
  County                     Rate Cohort          MM/Delv     % of MM    Admin         Rate      Rate At Risk     Admin     Increase
  ------                     -----------        ------------  -------  ----------   -----------  ------------  -----------  --------
Columbiana             HF/HST, Age 0, M & F           1,346      5.5%  $        -   $    379.02  $       3.83   $   382.85     0.0%
Columbiana             HF/HST, Age 1, M & F           1,356      5.5%  $        -   $    118.38  $       1.20   $   119.58     0.0%
Columbiana             HF/HST, Age 2-13, M & F       12,526     51.2%  $        -   $     72.28  $       0.73   $    73.01     0.0%
Columbiana             HF/HST, Age 14-18, M           1,438      5.9%  $        -   $     79.58  $       0.80   $    80.38     0.0%
Columbiana             HF/HST, Age 14-18, F           1,646      6.7%  $        -   $    128.35  $       1.30   $   129.64     0.0%
Columbiana             HF, Age 19-44, M                 845      3.5%  $        -   $    166.09  $       1.68   $   167.77     0.0%
Columbiana             HF, Age 19-44, F               4,769     19.5%  $        -   $    218.03  $       2.20   $   220.23     0.0%
Columbiana             HF, Age 45+, M & F               302      1.2%  $        -   $    369.40  $       3.73   $   373.13     0.0%
Columbiana             HST, Age 19-64, F                249      1.0%  $        -   $    350.76  $       3.54   $   354.30     0.0%
                                                -----------   ------   ----------   -----------  ------------   ----------   -----
Columbiana             Subtotal                      24,477    100.0%  $        -   $    134.04  $       1.35   $   135.39     0.0%
                                                -----------   ------   ----------   -----------  ------------   ----------   -----
Columbiana             Delivery Payment                  83      0.3%  $        -   $  3,646.17  $      36.83   $ 3,683.00     0.0%
                                                -----------   ------   ----------   -----------  ------------   ----------   -----
Columbiana             Total                         24,477    100.0%  $        -   $    146.40  $       1.48   $   147.88     0.0%
                                                -----------   ------   ----------   -----------  ------------   ----------   -----
Crawford               HF/HST, Age 0, M & F             166      5.5%  $        -   $    362.10  $       3.66   $   365.76     0.0%
Crawford               HF/HST, Age 1, M & F             167      5.5%  $        -   $    110.18  $       1.11   $   111.30     0.0%
Crawford               HF/HST, Age 2-13, M & F        1,542     51.2%  $        -   $     66.94  $       0.68   $    67.61     0.0%
Crawford               HF/HST, Age 14-18, M             177      5.9%  $        -   $     75.08  $       0.76   $    75.84     0.0%
Crawford               HF/HST, Age 14-18, F             203      6.7%  $        -   $    125.55  $       1.27   $   126.82     0.0%
Crawford               HF, Age 19-44, M                 104      3.5%  $        -   $    160.35  $       1.62   $   161.97     0.0%
Crawford               HF, Age 19-44, F                 587     19.5%  $        -   $    208.24  $       2.10   $   210.34     0.0%
Crawford               HF, Age 45+, M & F                37      1.2%  $        -   $    347.17  $       3.51   $   350.68     0.0%
Crawford               HST, Age 19-64, F                 31      1.0%  $        -   $    332.53  $       3.36   $   335.89     0.0%
                                                -----------   ------   ----------   -----------  ------------   ----------   -----
Crawford               Subtotal                       3,014    100.0%  $        -   $    126.93  $       1.28   $   128.21     0.0%
                                                -----------   ------   ----------   -----------  ------------   ----------   -----
Crawford               Delivery Payment                  10      0.3%  $        -   $  3,501.94  $      35.37   $ 3,537.32     0.0%
                                                -----------   ------   ----------   -----------  ------------   ----------   -----
Crawford               Total                          3,014    100.0%  $        -   $    138.55  $       1.40   $   139.95     0.0%
                                                -----------   ------   ----------   -----------  ------------   ----------   -----
Cuyahoga               HF/HST, Age 0, M & F          80,520      4.5%  $   584.96   $    486.83  $       4.92   $   491.75   -15.9%
Cuyahoga               HF/HST, Age 1, M & F          86,280      4.8%  $   124.16   $    140.22  $       1.42   $   141.63    14.1%
Cuyahoga               HF/HST, Age 2-13, M & F      891,084     50.0%  $    65.37   $     75.98  $       0.77   $    76.75    17.4%
Cuyahoga               HF/HST, Age 14-18, M         119,844      6.7%  $    73.86   $     81.89  $       0.83   $    82.71    12.0%
Cuyahoga               HF/HST, Age 14-18, F         127,620      7.2%  $   113.20   $    133.38  $       1.35   $   134.73    19.0%
Cuyahoga               HF, Age 19-44, M              61,008      3.4%  $   174.98   $    175.09  $       1.77   $   176.86    1.1%
Cuyahoga               HF, Age 19-44, F             360,012     20.2%  $   196.51   $    231.15  $       2.33   $   233.49    18.8%
Cuyahoga               HF, Age 45+, M & F            36,600      2.1%  $   386.19   $    395.37  $       3.99   $   399.37     3.4%
Cuyahoga               HST, Age 19-64, F             17,808      1.0%  $   343.12   $    398.42  $       4.02   $   402.44    17.3%
                                                -----------   ------   ----------   -----------  ------------   ----------   -----
Cuyahoga               Subtotal                   1,780,776    100.0%  $   135.35   $    146.74  $       1.48   $   148.22     9.5%
                                                -----------   ------   ----------   -----------  ------------   ----------   -----
Cuyahoga               Delivery Payment               6,847      0.4%  $ 3,975.41   $  4,675.13  $      47.22   $ 4,722.35    18.8%
                                                -----------   ------   ----------   -----------  ------------   ----------   -----
Cuyahoga               Total                      1,780,776    100.0%  $   150.63   $    164.71  $       1.66   $   166.38    10.5%
                                                -----------   ------   ----------   -----------  ------------   ----------   -----
Defiance/Fulton/Henry  HF/HST, Age 0, M & F             253      5.5%  $        -   $    367.98  $       3.72   $   371.70     0.0%
Defiance/Fulton/Henry  HF/HST, Age 1, M & F             255      5.5%  $        -   $    111.52  $       1.13   $   112.65     0.0%
Defiance/Fulton/Henry  HF/HST, Age 2-13, M & F        2,357     51.2%  $        -   $     67.86  $       0.69   $    68.54     0.0%
Defiance/Fulton/Henry  HF/HST, Age 14-18, M             271      5.9%  $        -   $     75.18  $       0.76   $    75.94     0.0%
Defiance/Fulton/Henry  HF/HST, Age 14-18, F             310      6.7%  $        -   $    125.25  $       1.27   $   126.51     0.0%
Defiance/Fulton/Henry  HF, Age 19-44, M                 159      3.5%  $        -   $    157.10  $       1.59   $   158.69     0.0%
Defiance/Fulton/Henry  HF, Age 19-44, F                 897     19.5%  $        -   $    208.16  $       2.10   $   210.26     0.0%
Defiance/Fulton/Henry  HF, Age 45+, M & F                57      1.2%  $        -   $    337.45  $       3.41   $   340.86     0.0%
Defiance/Fulton/Henry  HST, Age 19-64, F                 47      1.0%  $        -   $    334.79  $       3.38   $   338.17     0.0%
                                                -----------   ------   ----------   -----------  ------------   ----------   -----
Defiance/Fulton/Henry  Subtotal                       4,606    100.0%  $        -   $    127.52  $       1.29   $   128.81     0.0%
                                                -----------   ------   ----------   -----------  ------------   ----------   -----
Defiance/Fulton/Henry  Delivery Payment                  16      0.3%  $        -   $  3,522.15  $      35.58   $ 3,557.72     0.0%
                                                -----------   ------   ----------   -----------  ------------   ----------   -----
Defiance/Fulton/Henry  Total                          4,606    100.0%  $        -   $    139.75  $       1.41   $   141.16     0.0%
                                                -----------   ------   ----------   -----------  ------------   ----------   -----
Delaware               HF/HST, Age 0, M & F             159      5.5%  $        -   $    367.06  $       3.71   $   370.77     0.0%
Delaware               HF/HST, Age 1, M & F             160      5.5%  $        -   $    110.49  $       1.12   $   111.61     0.0%
Delaware               HF/HST, Age 2-13, M & F        1,477     51.2%  $        -   $     67.56  $       0.68   $    68.24     0.0%
Delaware               HF/HST, Age 14-18, M             170      5.9%  $        -   $     75.68  $       0.76   $    76.44     0.0%
Delaware               HF/HST, Age 14-18, F             194      6.7%  $        -   $    124.25  $       1.26   $   125.50     0.0%
Delaware               HF, Age 19-44, M                 100      3.5%  $        -   $    159.50  $       1.61   $   161.11     0.0%
Delaware               HF, Age 19-44, F                 562     19.5%  $        -   $    210.63  $       2.13   $   212.75     0.0%
Delaware               HF, Age 45+, M & F                36      1.2%  $        -   $    360.43  $       3.64   $   364.07     0.0%
Delaware               HST, Age 19-64, F                 29      1.0%  $        -   $    337.90  $       3.41   $   341.31     0.0%
                                                -----------   ------   ----------   -----------  ------------   ----------   -----
Delaware               Subtotal                       2,887    100.0%  $        -   $    128.12  $       1.29   $   129.42     0.0%
                                                -----------   ------   ----------   -----------  ------------   ----------   -----
Delaware               Delivery Payment                  10      0.3%  $        -   $  3,527.06  $      35.63   $ 3,562.68     0.0%
                                                -----------   ------   ----------   -----------  ------------   ----------   -----
Delaware               Total                          2,887    100.0%  $        -   $    140.34  $       1.42   $   141.76     0.0%
                                                -----------   ------   ----------   -----------  ------------   ----------   -----

Mercer Government Human Services Consulting

STATE OF OHIO                          EXHIBIT B                           FINAL
                                 TWELVE MONTH RATES
                                       CY 2004

                                      Annualized                           1/1/2004 -                 1/1/2004 -
                                       Dec 2002                CY 2002    12/31/2004   1/1/2004 -    12/31/2004
                                      Managed Care             Rate w/    Guaranteed   12/31/2004      Rate w/    Percent
 County             Rate Cohort        MM/Delv       % of MM    Admin         Rate     Rate At Risk     Admin     Increase
 ------             -----------       ------------   -------  ---------   -----------  ------------  ----------   --------
Fairfield    HF/HST, Age 0, M & F         287          5.5%   $       -   $    365.44    $  3.69     $  369.13       0.0%
Fairfield    HF/HST, Age 1, M & F         289          5.5%   $       -   $    112.58    $  1.14     $  113.72       0.0%
Fairfield    HF/HST, Age 2-13, M & F    2,666         51.2%   $       -   $     68.98    $  0.70     $   69.68       0.0%
Fairfield    HF/HST, Age 14-18, M         306          5.9%   $       -   $     93.93    $  0.95     $   94.88       0.0%
Fairfield    HF/HST, Age 14-18, F         350          6.7%   $       -   $    129.66    $  1.31     $  130.97       0.0%
Fairfield    HF, Age 19-44, M             180          3.5%   $       -   $    163.00    $  1.65     $  164.64       0.0%
Fairfield    HF, Age 19-44, F           1,015         19.5%   $       -   $    217.09    $  2.19     $  219.28       0.0%
Fairfield    HF, Age 45+, M & F            64          1.2%   $       -   $    357.49    $  3.61     $   361.1       0.0%
Fairfield    HST, Age 19-64, F             53          1.0%   $       -   $    347.11    $  3.51     $  350.61       0.0%
                                      -------        -----    ---------   -----------    -------     ---------     -----
Fairfield    Subtotal                   5,210        100.0%   $       -   $    131.75    $  1.33     $  133.08       0.0%
                                      -------        -----    ---------   -----------    -------     ---------     -----
Fairfield    Delivery Payment              18          0.3%   $       -   $  3,528.59    $ 35.64     $3,564.23       0.0%
                                      -------        -----    ---------   -----------    -------     ---------     -----
Fairfield    Total                      5,210        100.0%   $       -   $    143.94    $  1.45     $  145.39       0.0%
                                      -------        -----    ---------   -----------    -------     ---------     -----
Franklin     HF/HST, Age 0, M & F      41,412          4.9%   $  503.34   $    420.76    $  4.25     $  425.01     -15.6%
Franklin     HF/HST, Age 1, M & F      45,912          5.5%   $  107.80   $    120.19    $  1.21     $  121.41      12.6%
Franklin     HF/HST, Age 2-13, M & F  432,048         51.6%   $   63.12   $     73.22    $  0.74     $   73.96      17.2%
Franklin     HF/HST, Age 14-18, M      47,880          5.7%   $   75.42   $     83.12    $  0.84     $   83.96      11.3%
Franklin     HF/HST, Age 14-18, F      54,540          6.5%   $  112.59   $    131.71    $  1.33     $  133.04      18.2%
Franklin     HF, Age 19-44, M          29,256          3.5%   $  195.37   $    201.08    $  2.03     $  203.11       4.0%
Franklin     HF, Age 19-44, F         168,024         20.1%   $  217.48   $    258.89    $  2.62     $  261.51      20.2%
Franklin     HF, Age 45+, M & F        10,668          1.3%   $  413.63   $    434.56    $  4.39     $  438.95       6.1%
Franklin     HST, Age 19-64, F          7,488          0.9%   $  264.53   $    309.72    $  3.13     $  312.85      18.3%
                                      -------        -----    ---------   -----------    -------     ---------     -----
Franklin     Subtotal                 837,228        100.0%   $  133.14   $    145.81    $  1.47     $  147.28      10.6%
                                      -------        -----    ---------   -----------    -------     ---------     -----
Franklin     Delivery Payment           2,999          0.4%   $3,305.57   $  3,887.49    $ 39.27     $3,926.76      18.8%
                                      -------        -----    ---------   -----------    -------     ---------     -----
Franklin     Total                    837,228        100.0%   $  144.98   $    159.74    $  1.61     $  161.35      11.3%
                                      -------        -----    ---------   -----------    -------     ---------     -----
Greene       HF/HST, Age 0, M & F       2,860          5.5%   $  578.29   $    459.93    $  4.65     $  464.58     -19.7%
Greene       HF/HST, Age 1, M & F       2,881          5.5%   $  116.69   $    127.60    $  1.29     $  128.89      10.5%
Greene       HF/HST, Age 2-13, M & F   26,611         51.2%   $   70.44   $     84.98    $  0.86     $   85.83      21.9%
Greene       HF/HST, Age 14-18, M       3,055          5.9%   $   88.36   $    100.04    $  1.01     $  101.05      14.4%
Greene       HF/HST, Age 14-18, F       3,497          6.7%   $  126.73   $    146.50    $  1.48     $  147.98      16.8%
Greene       HF, Age 19-44, M           1,796          3.5%   $  192.54   $    199.30    $  2.01     $  201.31       4.6%
Greene       HF, Age 19-44, F          10,131         19.5%   $  200.69   $    237.82    $  2.40     $  240.22      19.7%
Greene       HF, Age 45+, M & F           641          1.2%   $  383.27   $    397.53    $  4.02     $  401.54       4.8%
Greene       HST, Age 19-64, F            529          1.0%   $  281.21   $    331.53    $  3.35     $  334.88      19.1%
                                      -------        -----    ---------   -----------    -------     ---------     -----
Greene       Subtotal                  52,001        100.0%   $  141.37   $    153.07    $  1.55     $  154.62       9.4%
                                      -------        -----    ---------   -----------    -------     ---------     -----
Greene       Delivery Payment             176          0.3%   $3,388.96   $  4,021.19    $ 40.62     $4,061.81      19.9%
                                      -------        -----    ---------   -----------    -------     ---------     -----
Greene       Total                     52,001        100.0%   $  152.84   $    166.68    $  1.68     $  168.36      10.2%
                                      -------        -----    ---------   -----------    -------     ---------     -----
Hamilton     HF/HST, Age 0, M & F      24,540          5.9%   $  629.79   $    523.73    $  5.29     $  529.02     -16.0%
Hamilton     HF/HST, Age 1, M & F      22,860          5.5%   $  125.83   $    141.71    $  1.43     $  143.14      13.8%
Hamilton     HF/HST, Age 2-13, M & F  213,888         51.8%   $   65.52   $     75.58    $  0.76     $   76.35      16.5%
Hamilton     HF/HST, Age 14-18, M      26,520          6.4%   $   75.82   $     83.63    $  0.84     $   84.47      11.4%
Hamilton     HF/HST, Age 14-18, F      31,944          7.7%   $  112.60   $    132.46    $  1.34     $   133.8      18.8%
Hamilton     HF, Age 19-44, M           8,688          2.1%   $  180.67   $    180.26    $  1.82     $  182.09       0.8%
Hamilton     HF, Age 19-44, F          74,136         18.0%   $  197.19   $    230.20    $  2.33     $  232.52      17.9%
Hamilton     HF, Age 45+, M & F         4,752          1.2%   $  392.89   $    398.50    $  4.03     $  402.53       2.5%
Hamilton     HST, Age 19-64, F          5,316          1.3%   $  344.27   $    396.96    $  4.01     $  400.97      16.5%
                                      -------        -----    ---------   -----------    -------     ---------     -----
Hamilton     Subtotal                 412,644        100.0%   $  140.16   $    148.66    $  1.50     $  150.16       7.1%
                                      -------        -----    ---------   -----------    -------     ---------     -----
Hamilton     Delivery Payment           1,267          0.3%   $4,319.39   $  5,084.77    $ 51.36     $5,136.13      18.9%
                                      -------        -----    ---------   -----------    -------     ---------     -----
Hamilton     Total                    412,644        100.0%   $  153.43   $    164.27    $  1.66     $  165.93       8.2%
                                      -------        -----    ---------   -----------    -------     ---------     -----
Huron        HF/HST, Age 0, M & F         192          5.5%   $       -   $    370.32    $  3.74     $  374.07       0.0%
Huron        HF/HST, Age 1, M & F         193          5.5%   $       -   $    112.66    $  1.14     $   113.8       0.0%
Huron        HF/HST, Age 2-13, M & F    1,786         51.2%   $       -   $     67.46    $  0.68     $   68.14       0.0%
Huron        HF/HST, Age 14-18, M         205          5.9%   $       -   $     75.48    $  0.76     $   76.25       0.0%
Huron        HF/HST, Age 14-18, F         235          6.7%   $       -   $    123.99    $  1.25     $  125.25       0.0%
Huron        HF, Age 19-44, M             121          3.5%   $       -   $    153.16    $  1.55     $  154.71       0.0%
Huron        HF, Age 19-44, F             680         19.5%   $       -   $    211.18    $  2.13     $  213.31       0.0%
Huron        HF, Age 45+, M & F            43          1.2%   $       -   $    349.39    $  3.53     $  352.92       0.0%
Huron        HST, Age 19-64, F             35          1.0%   $       -   $    336.47    $  3.40     $  339.87       0.0%
                                      -------        -----    ---------   -----------    -------     ---------     -----
Huron        Subtotal                   3,490        100.0%   $       -   $    128.04    $  1.29     $  129.34       0.0%
                                      -------        -----    ---------   -----------    -------     ---------     -----
Huron        Delivery Payment              12          0.3%   $       -   $  3,514.27      35.50     $3,549.77       0.0%
                                      -------        -----    ---------   -----------    -------     ---------     -----
Huron        Total                      3,490        100.0%   $       -   $    140.13    $  1.42     $  141.54       0.0%
                                      -------        -----    ---------   -----------    -------     ---------     -----

Mercer Government Human Services Consulting

STATE OF OHIO                          EXHIBIT B                           FINAL
                                 TWELVE MONTH RATES
                                       CY 2004

                                       Annualized                           1/1/2004 -                 1/1/2004 -
                                        Dec 2002                 CY 2002    12/31/2004    1/1/2004 -    12/31/2004
                                      Managed Care               Rate w/    Guaranteed   12/31/2004      Rate w/    Percent
 County            Rate Cohort          MM/Delv      % of MM      Admin        Rate      Rate At Risk     Admin     Increase
 ------            -----------        ------------   -------    ----------  -----------  ------------  -----------  --------
Jefferson    HF/HST, Age 0, M & F         274           5.5%    $        -  $    366.23    $  3.70     $    369.92     0.0%
Jefferson    HF/HST, Age 1, M & F         276           5.5%    $        -  $    112.58    $  1.14     $    113.71     0.0%
Jefferson    HF/HST, Age 2-13, M & F    2,545          51.2%    $        -  $     68.05    $  0.69     $     68.74     0.0%
Jefferson    HF/HST, Age 14-18, M         292           5.9%    $        -  $     75.67    $  0.76     $     76.43     0.0%
Jefferson    HF/HST, Age 14-18, F         334           6.7%    $        -  $    123.13    $  1.24     $    124.37     0.0%
Jefferson    HF, Age 19-44, M             172           3.5%    $        -  $    158.45    $  1.60     $    160.05     0.0%
Jefferson    HF, Age 19-44, F             969          19.5%    $        -  $    209.68    $  2.12     $    211.80     0.0%
Jefferson    HF, Age 45+, M & F            61           1.2%    $        -  $    357.74    $  3.61     $    361.35     0.0%
Jefferson    HST, Age 19-64, F             51           1.0%    $        -  $    344.49    $  3.48     $    347.96     0.0%
                                      -------         -----     ----------  -----------    -------     -----------   -----
Jefferson    Subtotal                   4,974         100.0%    $        -  $    128.20    $  1.29     $    129.49     0.0%
                                      -------         -----     ----------  -----------    -------     -----------   -----
Jefferson    Delivery Payment              17           0.3%    $        -  $  3,537.71    $ 35.73     $  3,573.44     0.0%
                                      -------         -----     ----------  -----------    -------     -----------   -----
Jefferson    Total                      4,974         100.0%    $        -  $    140.29    $  1.42     $    141.71     0.0%
                                      -------         -----     ----------  -----------    -------     -----------   -----
Licking      HF/HST, Age 0, M & F       1,199           5.5%    $        -  $    376.04    $  3.80     $    379.84     0.0%
Licking      HF/HST, Age 1, M & F       1,207           5.5%    $        -  $    115.17    $  1.16     $    116.34     0.0%
Licking      HF/HST, Age 2-13, M & F   11,152          51.2%    $        -  $     70.07    $  0.71     $     70.78     0.0%
Licking      HF/HST, Age 14-18, M       1,280           5.9%    $        -  $     79.58    $  0.80     $     80.39     0.0%
Licking      HF/HST, Age 14-18, F       1,465           6.7%    $        -  $    128.46    $  1.30     $    129.76     0.0%
Licking      HF, Age 19-44, M             753           3.5%    $        -  $    158.46    $  1.60     $    160.06     0.0%
Licking      HF, Age 19-44, F           4,246          19.5%    $        -  $    214.86    $  2.17     $    217.03     0.0%
Licking      HF, Age 45+, M & F           269           1.2%    $        -  $    368.17    $  3.72     $    371.89     0.0%
Licking      HST, Age 19-64, F            222           1.0%    $        -  $    347.73    $  3.51     $    351.25     0.0%
                                      -------         -----     ----------  -----------    -------     -----------   -----
Licking      Subtotal                  21,793         100.0%    $        -  $    131.66    $  1.33     $    132.99     0.0%
                                      -------         -----     ----------  -----------    -------     -----------   -----
Licking      Delivery Payment              74           0.3%    $        -  $  3,633.70    $ 36.70     $  3,670.41     0.0%
                                      -------         -----     ----------  -----------    -------     -----------   -----
Licking      Total                     21,793         100.0%    $        -  $    144.00    $  1.45     $    145.45     0.0%
                                      -------         -----     ----------  -----------    -------     -----------   -----
Lorain       HF/HST, Age 0, M & F       7,236           5.0%    $   422.96  $    356.94    $  3.61     $    360.54   -14.8%
Lorain       HF/HST, Age 1, M & F       8,100           5.6%    $    88.61  $     96.46    $  0.97     $     97.44    10.0%
Lorain       HF/HST, Age 2-13, M & F   72,528          49.9%    $    57.69  $     65.26    $  0.66     $     65.91    14.3%
Lorain       HF/HST, Age 14-18, M       8,496           5.8%    $    57.46  $     64.67    $  0.65     $     65.32    13.7%
Lorain       HF/HST, Age 14-18, F       8,844           6.1%    $   108.81  $    127.66    $  1.29     $    128.95    18.5%
Lorain       HF, Age 19-44, M           7,428           5.1%    $   160.70  $    169.02    $  1.71     $    170.73     6.2%
Lorain       HF, Age 19-44, F          29,268          20.1%    $   179.46  $    207.63    $  2.10     $    209.73    16.9%
Lorain       HF, Age 45+, M & F         2,040           1.4%    $   299.67  $    316.05    $  3.19     $    319.24     6.5%
Lorain       HST, Age 19-64, F          1,416           1.0%    $   309.72  $    355.46    $  3.59     $    359.05    15.9%
                                      -------         -----     ----------  -----------    -------     -----------   -----
Lorain       Subtotal                 145,356         100.0%    $   116.33  $    125.59    $  1.27     $    126.86     9.1%
                                      -------         -----     ----------  -----------    -------     -----------   -----
Lorain       Delivery Payment             494           0.3%    $ 3,289.08  $  3,597.03    $ 36.33     $ 3,633.371    10.5%
                                      -------         -----     ----------  -----------    -------     -----------   -----
Lorain       Total                    145,356         100.0%    $   127.50  $    137.82    $  1.39     $    139.21     9.2%
                                      -------         -----     ----------  -----------    -------     -----------   -----
Lucas        HF/HST, Age 0, M & F      32,076           5.4%    $   647.45  $    542.31    $  5.48     $    547.79   -15.4%
Lucas        HF/HST, Age 1, M & F      33,228           5.6%    $   100.36  $    112.27    $  1.13     $    113.40    13.0%
Lucas        HF/HST, Age 2-13, M & F  294,060          49.3%    $    62.88  $     72.76    $  0.73     $     73.50    16.9%
Lucas        HF/HST, Age 14-18, M      37,416           6.3%    $    71.47  $     81.13    $  0.82     $     81.95    14.7%
Lucas        HF/HST, Age 14-18, F      40,872           6.9%    $   116.85  $    134.90    $  1.36     $    136.26    16.6%
Lucas        HF, Age 19-44, M          24,528           4.1%    $   187.36  $    187.38    $  1.89     $    189.28     1.0%
Lucas        HF, Age 19-44, F         115,356          19.4%    $   199.19  $    231.26    $  2.34     $    233.60    17.3%
Lucas        HF, Age 45+, M & F         9,048           1.5%    $   415.02  $    421.13    $  4.25     $    425.38     2.5%
Lucas        HST, Age 19-64, F          9,516           1.6%    $   340.77  $    392.90    $  3.97     $    396.87    16.5%
                                      -------         -----     ----------  -----------    -------     -----------   -----
Lucas        Subtotal                 596,100         100.0%    $   141.95  $    150.80    $  1.52     $    152.33     7.3%
                                      -------         -----     ----------  -----------    -------     -----------   -----
Lucas        Delivery Payment           2,712           0.5%    $ 3,844.21  $  4,320.65    $ 43.64     $  4,364.29    13.5%
                                      -------         -----     ----------  -----------    -------     -----------   -----
Lucas        Total                    596,100         100.0%    $   159.44  $    170.46    $  1.72     $    172.18     8.0%
                                      -------         -----     ----------  -----------    -------     -----------   -----
Mahoning     HF/HST, Age 0, M & F       7,620           5.5%    $   512.84  $    419.13    $  4.23     $    423.36   -17.4%
Mahoning     HF/HST, Age 1, M & F       7,676           5.5%    $   109.61  $    123.78    $  1.25     $    125.03    14.1%
Mahoning     HF/HST, Age 2-13, M & F   70,893          51.2%    $    71.58  $     78.77    $  0.80     $     79.56    11.2%
Mahoning     HF/HST, Age 14-18, M       8,140           5.9%    $   101.19  $    111.09    $  1.12     $    112.21    10.9%
Mahoning     HF/HST, Age 14-18, F       9,316           6.7%    $   121.54  $    139.44    $  1.41     $    140.85    15.9%
Mahoning     HF, Age 19-44, M           4,785           3.5%    $   203.35  $    192.51    $  1.94     $    194.45    -4.4%
Mahoning     HF, Age 19-44, F          26,991          19.5%    $   211.29  $    247.27    $  2.50     $    249.77    18.2%
Mahoning     HF, Age 45+, M & F         1,709           1.2%    $   400.10  $    416.84    $  4.21     $    421.05     5.2%
Mahoning     HST, Age 19-64, F          1,408           1.0%    $   346.92  $    368.43    $  3.72     $    372.16     7.3%
                                      -------         -----     ----------  -----------    -------     -----------   -----
Mahoning     Subtotal                 138,538         100.0%    $   141.68  $    149.83    $  1.51     $    151.35     6.8%
                                      -------         -----     ----------  -----------    -------     -----------   -----
Mahoning     Delivery Payment             468           0.3%    $ 3,509.06  $  3,980.19    $ 40.20     $  4,020.39    14.6%
                                      -------         -----     ----------  -----------    -------     -----------   -----
Mahoning     Total                    138,538         100.0%    $   153.53  $    163.28    $  1.65     $    164.93     7.4%
                                      -------         -----     ----------  -----------    -------     -----------   -----

Mercer Government Human Services Consulting

STATE OF OHIO                          EXHIBIT B                           FINAL
                                 TWELVE MONTH RATES
                                       CY 2004

                                           Annualized                           1/1/2004 -                 1/1/2004 -
                                            Dec 2002                CY 2002     12/31/2004    1/1/2004 -   12/31/2004
                                          Managed Care              Rate w/     Guaranteed   12/31/2004      Rate w/    Percent
  County               Rate Cohort          MM/Delv      % of MM     Admin         Rate      Rate At Risk     Admin     Increase
  ------               -----------        ------------   -------    ----------  ----------   ------------  -----------  --------
Montgomery       HF/HST, Age 0, M & F        22,200          6.3%   $   602.39  $   499.26     $  5.04     $  504.30    -16.3%
Montgomery       HF/HST, Age 1, M & F        19,524          5.5%   $   123.80  $   139.57     $  1.41     $  140.98     13.9%
Montgomery       HF/HST, Age 2-13, M & F    177,480         50.2%   $    64.80  $    75.24     $  0.76     $   76.00     17.3%
Montgomery       HF/HST, Age 14-18, M        20,316          5.7%   $    74.10  $    81.56     $  0.82     $   82.39     11.2%
Montgomery       HF/HST, Age 14-18, F        23,388          6.6%   $   111.83  $   131.66     $  1.33     $  132.99     18.9%
Montgomery       HF, Age 19-44, M            11,952          3.4%   $   176.03  $   176.43     $  1.78     $  178.21      1.2%
Montgomery       HF, Age 19-44, F            71,304         20.2%   $   194.95  $   229.01     $  2.31     $  231.33     18.7%
Montgomery       HF, Age 45+, M & F           4,020          1.1%   $   385.54  $   395.38     $  3.99     $  399.38      3.6%
Montgomery       HST, Age 19-64, F            3,312          0.9%   $   340.60  $   396.93     $  4.01     $  400.94     17.7%
                                            -------       ------    ----------  ----------     -------     ---------    -----
Montgomery       Subtotal                   353,496        100.0%   $   141.71  $   150.61     $  1.52     $  152.14      7.4%
                                            -------       ------    ----------  ----------     -------     ---------    -----
Montgomery       Delivery Payment               935          0.3%   $ 4,146.90  $ 4,858.52     $ 49.08     $4,907.60     18.3%
                                            -------       ------    ----------  ----------     -------     ---------    -----
Montgomery       Total                      353,496        100.0%   $   152.68  $   163.46     $  1.65     $  165.12      8.1%
                                            -------       ------    ----------  ----------     -------     ---------    -----
Muskingum        HF/HST, Age 0, M & F           384          5.5%   $        -  $   365.04     $  3.69     $  368.72      0.0%
Muskingum        HF/HST, Age 1, M & F           387          5.5%   $        -  $   114.05     $  1.15     $  115.20      0.0%
Muskingum        HF/HST, Age 2-13, M & F      3,574         51.2%   $        -  $    67.59     $  0.68     $   68.27      0.0%
Muskingum        HF/HST, Age 14-18, M           410          5.9%   $        -  $    76.34     $  0.77     $   77.11      0.0%
Muskingum        HF/HST, Age 14-18, F           470          6.7%   $        -  $   126.57     $  1.28     $  127.85      0.0%
Muskingum        HF, Age 19-44, M               241          3.5%   $        -  $   154.07     $  1.56     $  155.63      0.0%
Muskingum        HF, Age 19-44, F             1,361          19.5%  $        -  $   208.20     $  2.10     $  210.30      0.0%
Muskingum        HF, Age 45+, M & F              86          1.2%   $        -  $   350.23     $  3.54     $  353.77      0.0%
Muskingum        HST, Age 19-64, F               71          1.0%   $        -  $   345.81     $  3.49     $  349.30      0.0%
                                            -------       ------    ----------  ----------     -------     ---------    -----
Muskingum        Subtotal                     6,984        100.0%   $        -  $   127.69     $  1.29     $  128.98      0.0%
                                            -------       ------    ----------  ----------     -------     ---------    -----
Muskingum        Delivery Payment                24          0.3%   $        -  $ 3,527.02     $ 35.63     $3,562.64      0.0%
                                            -------       ------    ----------  ----------     -------     ---------    -----
Muskingum        Total                        6,984        100.0%   $        -  $   139.81     $  1.41     $  141.23      0.0%
                                            -------       ------    ----------  ----------     -------     ---------    -----
Ottawa/Sandusky  HF/HST, Age 0, M & F           241          5.5%   $        -  $   363.41     $  3.67     $  367.08      0.0%
Ottawa/Sandusky  HF/HST, Age 1, M & F           243          5.5%   $        -  $   111.53     $  1.13     $  112.66      0.0%
Ottawa/Sandusky  HF/HST, Age 2-13, M & F      2,245         51.2%   $        -  $    66.67     $  0.67     $   67.34      0.0%
Ottawa/Sandusky  HF/HST, Age 14-18, M           258          5.9%   $        -  $    75.74     $  0.77     $   76.50      0.0%
Ottawa/Sandusky  HF/HST, Age 14-18, F           295          6.7%   $        -  $   123.82     $  1.25     $  125.07      0.0%
Ottawa/Sandusky  HF, Age 19-44, M               152          3.5%   $        -  $   151.96     $  1.53     $  153.50      0.0%
Ottawa/Sandusky  HF, Age 19-44, F               855         19.5%   $        -  $   205.63     $  2.08     $  207.70      0.0%
Ottawa/Sandusky  HF, Age 45+, M & F              54          1.2%   $        -  $   339.06     $  3.42     $  342.49      0.0%
Ottawa/Sandusky  HST, Age 19-64, F               45          1.0%   $        -  $   335.99     $  3.39     $  339.38      0.0%
                                            -------       ------    ----------  ----------     -------     ---------    -----
Ottawa/Sandusky  Subtotal                     4,388        100.0%   $        -  $   125.97     $  1.27     $  127.24      0.0%
                                            -------       ------    ----------  ----------     -------     ---------    -----
Ottawa/Sandusky  Delivery Payment                15          0.3%   $        -  $ 3,509.02     $ 35.44     $3,544.46      0.0%
                                            -------       ------    ----------  ----------     -------     ---------    -----
Ottawa/Sandusky  Total                        4,388        100.0%   $        -  $   137.97     $  1.39     $  139.36      0.0%
                                            -------       ------    ----------  ----------     -------     ---------    -----
Pickaway         HF/HST, Age 0, M & F           148          5.5%   $   501.13  $   413.50     $  4.18     $  417.68    -16.7%
Pickaway         HF/HST, Age 1, M & F           149          5.5%   $   123.14  $   126.63     $  1.28     $  127.91      3.9%
Pickaway         HF/HST, Age 2-13, M & F      1,378         51.2%   $    70.44  $    76.41     $  0.77     $   77.18      9.6%
Pickaway         HF/HST, Age 14-18, M           158          5.9%   $    87.67  $    95.71     $  0.97     $   96.67     10.3%
Pickaway         HF/HST, Age 14-18, F           181          6.7%   $   122.78  $   135.78     $  1.37     $  137.15     11.7%
Pickaway         HF, Age 19-44, M                93          3.5%   $   219.16  $   216.64     $  2.19     $  218.82     -0.2%
Pickaway         HF, Age 19-44, F               525         19.5%   $   214.34  $   250.24     $  2.53     $  252.77     17.9%
Pickaway         HF, Age 45+, M & F              33          1.2%   $   416.49  $   451.35     $  4.56     $  455.91      9.5%
Pickaway         HST, Age 19-64, F               27          1.0%   $   346.07  $   371.77     $  3.76     $  375.53      8.5%
                                            -------       ------    ----------  ----------     -------     ---------    -----
Pickaway         Subtotal                     2,692        100.0%   $   141.78  $   149.15     $  1.51     $  150.66      6.3%
                                            -------       ------    ----------  ----------     -------     ---------    -----
Pickaway         Delivery Payment                 9          0.3%   $ 3,384.76  $ 3,543.99     $ 35.80     $3,579.79      5.8%
                                            -------       ------    ----------  ----------     -------     ---------    -----
Pickaway         Total                        2,692        100.0%   $   153.09  $   161.00     $  1.63     $  162.63      6.2%
                                            -------       ------    ----------  ----------     -------     ---------    -----
Portage          HF/HST, Age 0, M & F           959          5.5%   $        -  $   377.92     $  3.82     $  381.74      0.0%
Portage          HF/HST, Age 1, M & F           965          5.5%   $        -  $   117.61     $  1.19     $  118.79      0.0%
Portage          HF/HST, Age 2-13, M & F      8,917         51.2%   $        -  $    70.54     $  0.71     $   71.25      0.0%
Portage          HF/HST, Age 14-18, M         1,024          5.9%   $        -  $    79.32     $  0.80     $   80.12      0.0%
Portage          HF/HST, Age 14-18, F         1,172          6.7%   $        -  $   128.32     $  1.30     $  129.62      0.0%
Portage          HF, Age 19-44, M               602          3.5%   $        -  $   163.70     $  1.65     $  165.35      0.0%
Portage          HF, Age 19-44, F             3,395         19.5%   $        -  $   216.54     $  2.19     $  218.73      0.0%
Portage          HF, Age 45+, M & F             215          1.2%   $        -  $   370.57     $  3.74     $  374.31      0.0%
Portage          HST, Age 19-64, F              177          1.0%   $        -  $   351.16     $  3.55     $  354.71      0.0%
                                            -------       ------    ----------  ----------     -------     ---------    -----
Portage          Subtotal                    17,426        100.0%   $        -  $   132.68     $  1.34     $  134.02      0.0%
                                            -------       ------    ----------  ----------     -------     ---------    -----
Portage          Delivery Payment                59          0.3%   $        -  $ 3,657.47     $ 36.94     $3,694.41      0.0%
                                            -------       ------    ----------  ----------     -------     ---------    -----
Portage          Total                       17,426        100.0%   $        -  $   145.06     $  1.47     $  146.53      0.0%
                                            -------       ------    ----------  ----------     -------     ---------    -----

Mercer Government Human Services Consulting

STATE OF OHIO                       EXHIBIT B                              FINAL
                               TWELVE MONTH RATES
                                     CY 2004

                                               Annualized                         1/1/2004 -                1/1/2004 -
                                                Dec 2002                CY 2002   12/31/2004   1/1/2004 -   12/31/2004
                                              Managed Care              Rate w/   Guaranteed   12/31/2004     Rate w/    Percent
     County                Rate Cohort          MM/Delv      % of MM     Admin       Rate     Rate At Risk     Admin     Increase
     ------                -----------        ------------   -------    -------   ----------  ------------  ----------   --------
Richland             HF/HST, Age 0, M & F           417         5.5%   $  435.57  $   350.76   $     3.54   $   354.30    -18.7%
Richland             HF/HST, Age 1, M & F           420         5.5%   $  119.58  $   121.94   $     1.23   $   123.17      3.0%
Richland             HF/HST, Age 2-13, M & F      3,882        51.2%   $   65.11  $    72.63   $     0.73   $    73.37     12.7%
Richland             HF/HST, Age 14-18, M           446         5.9%   $   73.40  $    83.86   $     0.85   $    84.71     15.4%
Richland             HF/HST, Age 14-18, F           510         6.7%   $  130.13  $   137.75   $     1.39   $   139.14      6.9%
Richland             HF, Age 19-44, M               262         3.5%   $  163.01  $   154.69   $     1.56   $   156.25     -4.1%
Richland             HF, Age 19-44, F             1,478        19.5%   $  176.92  $   200.11   $     2.02   $   202.13     14.2%
Richland             HF, Age 45+, M & F              94         1.2%   $  323.07  $   335.58   $     3.39   $   338.97      4.9%
Richland             HST, Age 19-64, F               77         1.0%   $  266.88  $   295.75   $     2.99   $   298.74     11.9%
                                                -------       -----    ---------  ----------   ----------   ----------    -----
Richland             Subtotal                     7,586       100.0%   $  123.76  $   128.88   $     1.30   $   130.18      5.2%
                                                -------       -----    ---------  ----------   ----------   ----------    -----
Richland             Delivery Payment                26         0.3%   $2,900.54  $ 3,287.93   $    33.21   $ 3,321.14     14.5%
                                                -------       -----    ---------  ----------   ----------   ----------    -----
Richland             Total                        7,586       100.0%   $  133.70  $   140.15   $     1.42   $   141.57      5.9%
                                                -------       -----    ---------  ----------   ----------   ----------    -----
Stark                HF/HST, Age 0, M & F           348         4.2%   $  433.74  $   351.55   $     3.55   $   355.10    -18.1%
Stark                HF/HST, Age 1, M & F           372         4.5%   $   98.56  $   112.15   $     1.13   $   113.28     14.9%
Stark                HF/HST, Age 2-13, M & F      4,392        53.4%   $   62.03  $    70.56   $     0.71   $    71.28     14.9%
Stark                HF/HST, Age 14-18, M           552         6.7%   $   68.52  $    78.60   $     0.79   $    79.39     15.9%
Stark                HF/HST, Age 14-18, F           576         7.0%   $  116.83  $   133.38   $     1.35   $   134.73     15.3%
Stark                HF, Age 19-44, M               300         3.6%   $  152.83  $   159.84   $     1.61   $   161.46      5.6%
Stark                HF, Age 19-44, F             1,440        17.5%   $  185.77  $   219.63   $     2.22   $   221.85     19.4%
Stark                HF, Age 45+, M & F             144         1.8%   $  383.72  $   402.26   $     4.06   $   406.32      5.9%
Stark                HST, Age 19-64, F               96         1.2%   $  277.06  $   326.15   $     3.29   $   329.44     18.9%
                                                -------       -----    ---------  ----------   ----------   ----------    -----
Stark                Subtotal                     8,220       100.0%   $  116.83  $   127.45   $     1.29   $   128.74     10.2%
                                                -------       -----    ---------  ----------   ----------   ----------    -----
Stark                Delivery Payment                23         0.3%   $3,036.07  $ 3,526.07   $    35.62   $ 3,561.69     17.3%
                                                -------       -----    ---------  ----------   ----------   ----------    -----
Stark                Total                        8,220       100.0%   $  125.33  $   137.32   $     1.39   $   138.70     10.7%
                                                -------       -----    ---------  ----------   ----------   ----------    -----
Summit               HF/HST, Age 0, M & F        27,504         5.0%   $  544.75  $   453.44   $     4.58   $   458.02    -15.9%
Summit               HF/HST, Age 1, M & F        27,600         5.0%   $  106.04  $   119.86   $     1.21   $   121.07     14.2%
Summit               HF/HST, Age 2-13, M & F    268,860        49.0%   $   63.11  $    73.62   $     0.74   $    74.36     17.8%
Summit               HF/HST, Age 14-18, M        32,988         6.0%   $   85.66  $    95.66   $     0.97   $    96.63     12.8%
Summit               HF/HST, Age 14-18, F        37,812         6.9%   $  122.35  $   143.79   $     1.45   $   145.24     18.7%
Summit               HF, Age 19-44, M            24,096         4.4%   $  171.17  $   177.56   $     1.79   $   179.35      4.8%
Summit               HF, Age 19-44, F           114,744        20.9%   $  202.85  $   240.56   $     2.43   $   242.99     19.8%
Summit               HF, Age 45+, M & F          10,764         2.0%   $  401.55  $   419.44   $     4.24   $   423.68      5.5%
Summit               HST, Age 19-64, F            4,884         0.9%   $  324.03  $   378.98   $     3.83   $   382.80     18.1%
                                                -------       -----    ---------  ----------   ----------   ----------    -----
Summit               Subtotal                   549,252       100.0%   $  137.71  $   150.05   $     1.52   $   151.56     10.1%
                                                -------       -----    ---------  ----------   ----------   ----------    -----
Summit               Delivery Payment             2,475         0.5%   $4,091.24  $ 4,734.82   $    47.83   $ 4,782.64     16.9%
                                                -------       -----    ---------  ----------   ----------   ----------    -----
Summit               Total                      549,252       100.0%   $  156.14  $   171.38   $     1.73   $   173.11     10.9%
                                                -------       -----    ---------  ----------   ----------   ----------    -----
Trumbull             HF/HST, Age 0, M & F         6,201         5.5%   $  512.84  $   420.17   $     4.24   $   424.42    -17.2%
Trumbull             HF/HST, Age 1, M & F         6,246         5.5%   $  109.61  $   127.40   $     1.29   $   128.69     17.4%
Trumbull             HF/HST, Age 2-13, M & F     57,685        51.2%   $   71.58  $    84.74   $     0.86   $    85.60     19.6%
Trumbull             HF/HST, Age 14-18, M         6,623         5.9%   $  101.19  $   104.08   $     1.05   $   105.13      3.9%
Trumbull             HF/HST, Age 14-18, F         7,581         6.7%   $  121.54  $   143.03   $     1.44   $   144.48     18.9%
Trumbull             HF, Age 19-44, M             3,893         3.5%   $  203.35  $   208.99   $     2.11   $   211.10      3.8%
Trumbull             HF, Age 19-44, F            21,962        19.5%   $  211.29  $   248.24   $     2.51   $   250.74     18.7%
Trumbull             HF, Age 45+, M & F           1,390         1.2%   $  400.10  $   403.15   $     4.07   $   407.23      1.8%
Trumbull             HST, Age 19-64, F            1,146         1.0%   $  346.92  $   381.87   $     3.86   $   385.72     11.2%
                                                -------       -----    ---------  ----------   ----------   ----------    -----
Trumbull             Subtotal                   112,727       100.0%   $  141.68  $   153.70   $     1.55   $   155.26      9.6%
                                                -------       -----    ---------  ----------   ----------   ----------    -----
Trumbull             Delivery Payment               381         0.3%   $3,509.06  $ 3,855.96   $    38.95   $ 3,894.91     11.0%
                                                -------       -----    ---------  ----------   ----------   ----------    -----
Trumbull             Total                      112,727       100.0%   $  153.54  $   166.74   $     1.68   $   168.42      9.7%
                                                -------       -----    ---------  ----------   ----------   ----------    -----
Warren               HF/HST, Age 0, M & F           204         5.5%   $  459.45  $   381.23   $     3.85   $   385.09    -16.2%
Warren               HF/HST, Age 1, M & F           206         5.6%   $   95.81  $   107.52   $     1.09   $   108.60     13.4%
Warren               HF/HST, Age 2-13, M & F      1,898        51.2%   $   64.76  $    72.19   $     0.73   $    72.92     12.6%
Warren               HF/HST, Age 14-18, M           218         5.9%   $   65.83  $    76.94   $     0.78   $    77.72     18.1%
Warren               HF/HST, Age 14-18, F           249         6.7%   $  109.91  $   129.53   $     1.31   $   130.84     19.0%
Warren               HF, Age 19-44, M               128         3.5%   $  182.03  $   189.08   $     1.91   $   190.99      4.9%
Warren               HF, Age 19-44, F               723        19.5%   $  209.88  $   241.88   $     2.44   $   244.32     16.4%
Warren               HF, Age 45+, M & F              46         1.2%   $  458.20  $   491.59   $     4.97   $   496.55      8.4%
Warren               HST, Age 19-64, F               38         1.0%   $  276.50  $   324.06   $     3.27   $   327.34     18.4%
                                                -------       -----    ---------  ----------   ----------   ----------    -----
Warren               Subtotal                     3,710       100.0%   $  130.65  $   140.16   $     1.42   $   141.57      8.4%
                                                -------       -----    ---------  ----------   ----------   ----------    -----
Warren               Delivery Payment                13         0.4%   $3,211.66  $ 3,491.56   $    35.27   $ 3,526.83      9.8%
                                                -------       -----    ---------  ----------   ----------   ----------    -----
Warren               Total                        3,710       100.0%   $  141.91  $   152.39   $     1.54   $   153.93      8.5%
                                                -------       -----    ---------  ----------   ----------   ----------    -----

Marcer Government Human Services Consulting

STATE OF OHIO                       EXHIBIT B                              FINAL
                               TWELVE MONTH RATES
                                     CY 2004

                                               Annualized                         1/1/2004 -                1/1/2004 -
                                                Dec 2002                CY 2002   12/31/2004   1/1/2004 -   12/31/2004
                                              Managed Care              Rate w/   Guaranteed   12/31/2004     Rate w/    Percent
     County                Rate Cohort          MM/Delv      % of MM     Admin       Rate     Rate At Risk     Admin     Increase
     ------                -----------        ------------   -------    -------   ----------  ------------  ----------   --------
Washington           HF/HST, Age 0, M & F             231       5.5%   $       -  $   363.21   $     3.67   $   366.88      0.0%
Washington           HF/HST, Age 1, M & F             233       5.5%   $       -  $   110.71   $     1.12   $   111.83      0.0%
Washington           HF/HST, Age 2-13, M & F        2,152      51.2%   $       -  $    69.09   $     0.70   $    69.79      0.0%
Washington           HF/HST, Age 14-18, M             247       5.9%   $       -  $    76.06   $     0.77   $    76.83      0.0%
Washington           HF/HST, Age 14-18, F             283       6.7%   $       -  $   123.98   $     1.25   $   125.23      0.0%
Washington           HF, Age 19-44, M                 145       3.4%   $       -  $   158.26   $     1.60   $   159.86      0.0%
Washington           HF, Age 19-44, F                 819      19.5%   $       -  $   213.95   $     2.16   $   216.11      0.0%
Washington           HF, Age 45+, M & F                52       1.2%   $       -  $   359.98   $     3.64   $   363.61      0.0%
Washington           HST, Age 19-64, F                 43       1.0%   $       -  $   339.44   $     3.43   $   342.86      0.0%
                                                ---------     -----    ---------  ----------   ----------   ----------    -----
Washington           Subtotal                       4,205     100.0%   $       -  $   129.31   $     1.31   $   130.61      0.0%
                                                ---------     -----    ---------  ----------   ----------   ----------    -----
Washington           Delivery Payment                  14       0.3%   $       -  $ 3,516.35   $    35.52   $ 3,551.87      0.0%
                                                ---------     -----    ---------  ----------   ----------   ----------    -----
Washington           Total                          4,205     100.0%   $       -  $   141.01   $     1.42   $   142.44      0.0%
                                                ---------     -----    ---------  ----------   ----------   ----------    -----
Wood                 HF/HST, Age 0, M & F             516       5.5%   $  436.52  $   343.33   $     3.47   $   346.80    -20.6%
Wood                 HF/HST, Age 1, M & F             432       4.6%   $  115.67  $   154.96   $     1.57   $   156.52     35.3%
Wood                 HF/HST, Age 2-13, M & F        4,848      51.9%   $   68.00  $    76.24   $     0.77   $    77.01     13.2%
Wood                 HF/HST, Age 14-18, M             564       6.0%   $   69.03  $    69.04   $     0.70   $    69.74      1.0%
Wood                 HF/HST, Age 14-18, F             600       6.4%   $  125.18  $   133.82   $     1.35   $   135.17      8.0%
Wood                 HF, Age 19-44, M                 564       6.0%   $  159.33  $   149.05   $     1.51   $   150.55     -5.5%
Wood                 HF, Age 19-44, F               1,608      17.2%   $  188.12  $   211.65   $     2.14   $   213.78     13.6%
Wood                 HF, Age 45+, M & F               132       1.4%   $  387.37  $   384.43   $     3.88   $   388.31      0.2%
Wood                 HST, Age 19-64, F                 72       0.8%   $  350.29  $   346.63   $     3.50   $   350.13      0.0%
                                                ---------     -----    ---------  ----------   ----------   ----------    -----
Wood                 Subtotal                       9,336     100.0%   $  127.21  $   132.07   $     1.33   $   133.40      4.9%
                                                ---------     -----    ---------  ----------   ----------   ----------    -----
Wood                 Delivery Payment                  70       0.7%   $2,858.71  $ 3,136.72   $    31.68   $ 3,168.40     10.8%
                                                ---------     -----    ---------  ----------   ----------   ----------    -----
Wood                 Total                          9,336     100.0%   $  148.65  $   155.59   $     1.57   $   157.16      5.7%
                                                ---------     -----    ---------  ----------   ----------   ----------    -----
New Counties         HF/HST, Age 0, M & F           6,967       5.5%   $       -  $   373.31   $     3.77   $   377.08      0.0%
New Counties         HF/HST, Age 1, M & F           7,016       5.5%   $       -  $   115.26   $     1.16   $   116.42      0.0%
New Counties         HF/HST, Age 2-13, M & F       64,810      51.2%   $       -  $    69.78   $     0.70   $    70.48      0.0%
New Counties         HF/HST, Age 14-18, M           7,441       5.9%   $       -  $    78.50   $     0.79   $    79.29      0.0%
New Counties         HF/HST, Age 14-18, F           8,517       6.7%   $       -  $   127.31   $     1.29   $   128.60      0.0%
New Counties         HF, Age 19-44, M               4,375       3.5%   $       -  $   160.85   $     1.62   $   162.47      0.0%
New Counties         HF, Age 19-44, F              24,674      19.5%   $       -  $   214.02   $     2.16   $   216.18      0.0%
New Counties         HF, Age 45+, M & F             1,562       1.2%   $       -  $   363.59   $     3.67   $   367.26      0.0%
New Counties         HST, Age 19-64, F              1,289       1.0%   $       -  $   346.37   $     3.50   $   349.86      0.0%
                                                ---------     -----    ---------  ----------   ----------   ----------    -----
New Counties         Subtotal                     126,651     100.0%   $       -  $   131.06   $     1.32   $   132.38      0.0%
                                                ---------     -----    ---------  ----------   ----------   ----------    -----
New Counties         Delivery Payment                 431       0.3%   $       -  $ 3,597.59   $    36.34   $ 3,633.93      0.0%
                                                ---------     -----    ---------  ----------   ----------   ----------    -----
New Counties         Total                        126,651     100.0%   $       -  $   143.30   $     1.45   $   144.75      0.0%
                                                ---------     -----    ---------  ----------   ----------   ----------    -----
Original Counties    HF/HST, Age 0, M & F         263,340       5.1%   $  570.19  $   474.34   $     4.79   $   479.14    -16.0%
Original Counties    HF/HST, Age 1, M & F         271,200       5.2%   $  114.38  $   128.62   $     1.30   $   129.92     13.6%
Original Counties    HF/HST, Age 2-13, M & F    2,601,427      50.3%   $   64.75  $    75.04   $     0.76   $    75.80     17.1%
Original Counties    HF/HST, Age 14-18, M         322,141       6.2%   $   76.67  $    85.00   $     0.86   $    85.86     12.0%
Original Counties    HF/HST, Age 14-18, F         357,266       6.9%   $  115.13  $   134.85   $     1.36   $   136.21     18.3%
Original Counties    HF, Age 19-44, M             186,852       3.6%   $  182.28  $   184.60   $     1.86   $   186.46      2.3%
Original Counties    HF, Age 19-44, F           1,026,499      19.9%   $  200.96  $   236.47   $     2.39   $   238.86     18.9%
Original Counties    HF, Age 45+, M & F            84,057       1.6%   $  395.54  $   407.54   $     4.12   $   411.66      4.1%
Original Counties    HST, Age 19-64, F             54,992       1.1%   $  327.46  $   378.59   $     3.82   $   382.42     16.8%
                                                ---------     -----    ---------  ----------   ----------   ----------    -----
Original Counties    Subtotal                   5,167,774     100.0%   $  136.82  $   147.62   $     1.49   $   149.11      9.0%
                                                ---------     -----    ---------  ----------   ----------   ----------    -----
Original Counties    Delivery Payment              19,240       0.4%   $3,838.17  $ 4,455.56   $    45.01   $ 4,500.57     17.3%
                                                ---------     -----    ---------  ----------   ----------   ----------    -----
Original Counties    Total                      5,167,774     100.0%   $  151.11  $   164.21   $     1.66   $   165.87      9.8%
                                                ---------     -----    ---------  ----------   ----------   ----------    -----
Total Managed Care   HF/HST, Age 0, M & F         270,307       5.1%   $  570.19  $   471.74   $     4.77   $   476.51    -16.4%
Total Managed Care   HF/HST, Age 1, M & F         278,216       5.3%   $  114.38  $   128.28   $     1.30   $   129.58     13.3%
Total Managed Care   HF/HST, Age 2-13, M & F    2,666,237      50.4%   $   64.75  $    74.92   $     0.76   $    75.67     16.9%
Total Managed Care   HF/HST, Age 14-18, M         329,582       6.2%   $   76.67  $    84.86   $     0.86   $    85.71     11.8%
Total Managed Care   HF/HST, Age 14-18, F         365,783       6.9%   $  115.13  $   134.67   $     1.36   $   136.03     18.2%
Total Managed Care   HF, Age 19-44, M             191,227       3.6%   $  182.28  $   184.06   $     1.86   $   185.91      2.0%
Total Managed Care   HF, Age 19-44, F           1,051,173      19.9%   $  200.96  $   235.94   $     2.38   $   238.32     18.6%
Total Managed Care   HF, Age 45+, M & F            85,619       1.6%   $  395.54  $   406.74   $     4.11   $   410.85      3.9%
Total Managed Care   HST, Age 19-64, F             56,281       1.1%   $  327.46  $   377.86   $     3.82   $   381.67     16.6%
                                                ---------     -----    ---------  ----------   ----------   ----------    -----
Total Managed Care   Subtotal                   5,294,425     100.0%   $  136.82  $   147.23   $     1.49   $   148.71      8.7%
                                                ---------     -----    ---------  ----------   ----------   ----------    -----
Total Managed Care   Delivery Payment              19,671       0.4%   $3,838.17  $ 4,436.76   $    44.82   $ 4,481.58     16.8%
                                                ---------     -----    ---------  ----------   ----------   ----------    -----
Total Managed Care   Total                      5,294,425     100.0%   $  151.11  $   163.71   $     1.65   $   165.36      9.4%
                                                ---------     -----    ---------  ----------   ----------   ----------    -----

Marcer Government Human Services Consulting

                                   APPENDIX F
                              COUNTY SPECIFICATIONS

       1. PREMIUM RATES WITHOUT THE AT-RISK PAYMENT AMOUNTS FOR 01/01/04,
                     THROUGH 06/30/04, SHALL BE AS FOLLOWS*:

MCP: BUCKEYE COMMUNITY HEALTH PLAN, INC.

 SERVICE       VOLUNTARY/                                   HF/HST     HF/HST        HF        HF         HF       HST
ENROLLMENT     MANDATORY/       HF/HST  HF/HST    HF/HST   AGE 14-18  AGE 14-18  AGE 19-44  AGE 19-44   AGE 45  AGE 19-64  DELIVERY
   AREA    PREFERRED OPTION**  AGE < 1   AGE 1   AGE 2-13    MALE      FEMALE       MALE     FEMALE    AND OVER  FEMALE    PAYMENT
------------------------------------------------------------------------------------------------------------------------------------
  Lucas        Mandatory       $554.09  $114.71   $74.34    $82.89     $137.83    $191.45    $236.29   $430.27   $401.44   $4,414.48
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

LIST OF ELIGIBLE ASSISTANCE GROUPS (AGS)

Healthy Families:  - MA-C Categorically eligible due to ADC cash

                   - MA-H Cash assistance failed due to stepparent income

                   - MA-S Cash assistance failed due to sibling income

                   - MA-T Children under 21

                   - MA-V ADC; failed due to loss of dependent care

                   - MA-W Cash Assistance failed due to loss of 30 or 1/3
                     disregard Medicaid

                   - MA-X Cash Assistance failed due to sibling income

                   - MA-Y Transitional Medicaid

Healthy Start:     - MA-P Pregnant Women and Children

Note: An MCP's county membership for this program must not exceed their Primary
      Care Physician (PCP) capacity for that county as verified by the ODJFS provider database.

* Since Buckeye Community Health Plan, Inc. is in its first year of operation, per Appendix E, Rate Methodology, the rates reflect a new plan rate add-on, with zero percent of the premium rates at-risk.

** County status subject to change.

                                   APPENDIX F
                              COUNTY SPECIFICATIONS

    2. AT-RISK AMOUNTS FOR 01/01/04, THROUGH 06/30/04, SHALL BE AS FOLLOWS:

MCP: BUCKEYE COMMUNITY HEALTH PLAN, INC.

                                                                       AT-RISK AMOUNTS*
                                                                       ----------------
 SERVICE        VOLUNTARY/                                  HF/HST     HF/HST        HF        HF         HF        HST
ENROLLMENT      MANDATORY/       HF/HST  HF/HST   HF/HST   AGE 14-18  AGE 14-18  AGE 19-44  AGE 19-44   AGE 45   AGE 19-64  DELIVERY
   AREA     PREFERRED OPTION**  AGE < 1   AGE 1  AGE 2-13    MALE      FEMALE       MALE     FEMALE    AND OVER    FEMALE    PAYMENT
------------------------------------------------------------------------------------------------------------------------------------
  Lucas         Mandatory        $0.00    $0.00   $0.00      $0.00      $0.00      $0.00      $0.00     $0.00      $0.00     $0.00
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

LIST OF ELIGIBLE ASSISTANCE GROUPS (AGS)

Healthy Families:  - MA-C Categorically eligible due to ADC cash

                   - MA-H Cash assistance failed due to stepparent income

                   - MA-S Cash assistance failed due to sibling income

                   - MA-T Children under 21

                   - MA-V ADC; failed due to loss of dependent care

                   - MA-W Cash Assistance failed due to loss of 30 or 1/3
                     disregard Medicaid

                   - MA-X Cash Assistance failed due to sibling income

                   - MA-Y Transitional Medicaid

Healthy Start:     - MA-P Pregnant Women and Children

Note: An MCP's county membership for this program must not exceed their Primary
      Care Physician (PCP) capacity for that county as verified by the ODJFS provider database.

* Since Buckeye Community Health Plan, Inc. is in its first year of operation, per Appendix E, Rate Methodology, the rates reflect a new plan rate add-on, with zero percent of the premium rates at-risk.

** County status subject to change.

                                   APPENDIX G

                              COVERAGE AND SERVICES

1.       Basic Benefit Package By Service Type

         Pursuant to OAC rule 5101:3-26-03(A), with limited exclusions (see section G.2 of this appendix), MCPs must ensure that members have access to medically-necessary services covered by the Ohio Medicaid fee-for-service (FFS) program, including, but not limited to, the following:

                  a.       Inpatient hospital services

                  b.       Outpatient hospital services

                  c. Physician services whether furnished in the physician's office, the covered person's home, a hospital or elsewhere

                  d.       Obstetrical services

                  e.       Laboratory and x-ray services

                  f. Early and periodic screening, diagnosis, and treatment (EPSDT/HealthChek) of covered persons under the age of twenty-one (21)

                  g.       Family planning services

                  h.       Home health care services

                  i. Clinic services (including federally qualified health centers and rural health clinics)

                  j. Services of licensed practitioners recognized by the Medicaid FFS program such as: podiatrists, chiropractors, physical therapists, occupational therapists, mechanotherapists, certified nurse practitioners, certified nurse midwives and psychologists* (*see Section 2.a. of this Appendix for further clarification)

                  k.       Prescribed drugs

                  l.       Ambulance and ambulette transportation

                  m.       Emergency services

                  n.       Dental services, including dentures

Appendix G
Page 2

                  o.       Speech and hearing services, including hearing aids

                  p. Certain durable medical equipment and medical supplies

                  q.       Vision care services, including eyeglasses

                  r.       Short-term rehabilitative stays in a nursing facility

                  s.       Hospice care services

                  t. Behavioral health services (see section G.2.b.ii of this appendix)

         For additional information on Medicaid-covered services, see the following ODJFS website:
         http://dynaweb.odjfs.state.oh.us:6336/dynaweb/medicaid/
         @Generic CollectionView;cs=default;ts=default

2.       Exclusions, Limitations and Clarifications

                  a.       Exclusions

                           MCPs are not required to pay for Ohio Medicaid FFS program (Medicaid) non-covered services including, but not limited to, the following:

                                    -        Services or supplies that are not
                                             medically necessary

                                    -        Experimental services and
                                             procedures, including drugs and
                                             equipment, not covered by Medicaid

                                    -        Organ transplants that are not
                                             covered by Medicaid

                                    -        Abortions except in the case of a
                                             reported rape, incest or when
                                             medically necessary to save the
                                             life of the mother

                                    -        Infertility services, including
                                             reversal of voluntary sterilization
                                             procedures.

                                    -        Voluntary sterilization if under 21
                                             years of age or legally incapable
                                             of consenting to the procedure

                                    -        Cosmetic surgery that is not
                                             medically necessary

                                    -        Services for the treatment of
                                             obesity unless medically necessary

                                    -        Court ordered testing

                                    -        Education testing and diagnosis

                                    -        Acupuncture and biofeedback
                                             services

                                    -        Services to find cause of death
                                             (autopsy)

                                    -        Paternity testing

Appendix G
Page 3

                                    -        Effective January 1, 2004,
                                             independent psychologist services
                                             for adults 21 and older

                                    -        Effective January 1, 2004,
                                             chiropractic services for adults 21
                                             and older

                           MCPs are also not required to pay for non-emergency services or supplies received without members following the directions in their MCP member handbook, unless otherwise directed by ODJFS.

         b.       Limitations & Clarifications

                           i.       Member Cost-Sharing

                                    Notwithstanding any provision in the
                                    Medicaid fee-for-service program which
                                    permits cost-sharing by Medicaid consumers, including provisions specific to the pharmacy benefit, MCPs must ensure compliance with OAC rule 5101:3-26-05(D)(10) which prohibits subcontracting providers from charging members any copayment, cost sharing, down-payment, or similar charge, refundable or otherwise.

                           ii.      Abortion and Sterilization

                                    The use of federal funds to pay for abortion and sterilization services is prohibited unless the specific criteria found in 42 CFR 441 and OAC rules 5101:3-17-01 and
                                    5101:3-21-01 are met. MCPs must verify that the information on the required forms (JFS 03197, 03198, and 03199) meets the required criteria for any such claims paid. Additionally, payment must not be made for associated services such as anesthesia, laboratory tests, or hospital services if the abortion or sterilization itself does not qualify for payment. MCPs are responsible for educating their providers on the requirements; implementing internal procedures including systems edits to ensure that claims are paid only if the required criteria are met, as confirmed by the appropriate certification/consent forms; and for maintaining documentation to justify any such claim payments.

                           iii.     Behavioral Health Services

Appendix G
Page 4

                                    Coordination of Services: MCPs must ensure that members have access to all medically-necessary behavioral health services covered by the Ohio Medicaid FFS program and are responsible for coordinating those services with other medical and support services. MCPs must notify members via the member handbook and provider directory of where and how to access behavioral health services, including the ability to self-refer to mental health services offered through community mental health centers (CMHCs) as well as substance abuse services offered through Ohio Department of Alcohol and Drug Addiction Services (ODADAS)-certified Medicaid providers. MCPs must provide behavioral health services for members who are unable to timely access services or unwilling to access services through community providers.

                                    Mental Health Services: There are a number of various Medicaid-covered mental health
                                    (MH) services available through the CMHCs.
                                    Where an MCP is responsible for providing MH services for their members, the MCP is responsible for ensuring access to counseling and psychotherapy, physician/psychologist/psychiatrist services, outpatient clinic services, general hospital outpatient psychiatric services, pre-hospitalization screening, diagnostic assessment (clinical evaluation), crisis intervention, psychiatric hospitalization in general hospitals (for all ages), and Medicaid-covered prescription drugs and laboratory services. MCPs are not required to cover partial hospitalization, or inpatient psychiatric care in a free-standing psychiatric hospital.

                           Substance Abuse Services: There are a number of various Medicaid-covered substance abuse services available through ODADAS-certified Medicaid providers. Where an MCP is responsible for providing substance abuse services for their members, the MCP is responsible for ensuring access to alcohol and other drug (AOD) urinalysis screening, assessment, counseling, physician/psychologist/psychiatrist AOD treatment services, outpatient clinic AOD treatment services, general hospital outpatient AOD treatment services, crisis intervention, inpatient detoxification services in a general hospital, and Medicaid-covered prescription drugs and laboratory services. MCPs are not required to cover outpatient detoxification and methadone maintenance.

Appendix G
Page 5

                           Financial Responsibility: MCPs are responsible for the payment of Medicaid-covered prescription drugs prescribed by a CMHC or ODADAS-certified provider when obtained through an MCP's panel pharmacy. MCPs are also responsible for the payment of Medicaid-covered services provided by an MCP's panel laboratory when referred by a CMHC or ODADAS-certified provider. Additionally, MCPs are responsible for the payment of all other behavioral health services obtained through providers other than those who are CMHC or ODADAS-certified providers when arranged/authorized by the MCP. MCPs are not responsible for paying for behavioral health services provided through CMHCs and ODADAS-certified Medicaid providers. MCPs are also not required to cover the payment of partial hospitalization (mental health), inpatient psychiatric care in a free-standing inpatient psychiatric hospital, outpatient detoxification, or methadone maintenance.

3.       Care Coordination

                  a.       Utilization Management Programs

                           General Provisions - Pursuant to OAC rule
                           5101:3-26-03.1(A)(7)(e), MCPs may implement
                           utilization management programs, subject to prior approval by ODJFS. For the purposes of this requirement, utilization management programs are defined as programs designed by the MCP with the purpose of redirecting or restricting access to a particular service or service location. MCP care coordination and disease management activities which are designed to enhance the services provided to members with specific health care needs would not be considered utilization management programs nor would the designation of specific services requiring prior approval by the MCP or the member's PCP.

                           Emergency Department Diversion (EDD) - MCPs must provide access to services in a way that assures access to primary, specialist and urgent care in the most appropriate settings and that minimizes frequent, preventable utilization of emergency department (ED) services. OAC rule 5101:3-26-03.1(A)(7)(e) requires MCPs to implement the ODJFS-required emergency department diversion
                           (EDD) program for frequent utilizers.

Appendix G
Page 6

                           Each MCP must establish an ED diversion (EDD) program with the goal of minimizing frequent ED utilization. The MCP's EDD program must include the monitoring of ED utilization, identification of frequent ED utilizers, and targeted approaches designed to reduce avoidable ED utilization. MCP EDD programs must, at a minimum, address those ED visits which could have been prevented through improved education, access, quality or care management approaches.

                           Although there is often an assumption that frequent ED visits are solely the result of a preference on the part of the member and education is therefore the standard remedy, it's also important to ensure that a member's frequent ED utilization is not due to problems such as their PCP's lack of accessibility or failure to make appropriate specialist referrals. The MCP's EDD diversion program must therefore also include the identification of providers who serve as PCPs for a substantial number of frequent ED utilizers and the implementation of corrective action with these providers as so indicated.

                           This requirement does not replace the MCP's responsibility to inform and educate all members regarding the appropriate use of the ED.

                           In accordance with Appendix C, MCP Responsibilities, MCPs must submit to ODJFS by September 1, 2003, for review and approval, a written description of the MCP's EDD program. Any subsequent changes to an approved EDD program must be submitted to ODJFS in writing for review and approval prior to implementation.

                  (b)      Case Management

                           In accordance with 5101:3-26-03.1(A)(8), MCPs must offer and provide case management services which coordinate and monitor the care of members with specific diagnoses, or who require high-cost and/or extensive services.

                                    i.       The MCP's case management system
                                             must include, at a minimum, the
                                             following components:

                                                 a.   specification of the
                                                      criteria used by the MCP
                                                      to identify those
                                                      potentially eligible for
                                                      case management services,
                                                      including the
                                                      specification of specific
                                                      diagnosis, cost threshold
                                                      and amount of service
                                                      utilization.

Appendix G
Page 7

                                                 b.   identification of the
                                                      methodology or process
                                                      (e.g.; administrative
                                                      data, provider referrals;
                                                      self-referrals) by which
                                                      the MCP identifies members
                                                      meeting the criteria in
                                                      (a);

                                                 c.   a process to inform
                                                      members and their PCPs in
                                                      writing that they have
                                                      been identified as meeting
                                                      the criteria for case
                                                      management and any
                                                      applicable procedures for
                                                      further health needs
                                                      assessment to confirm the
                                                      provision of case
                                                      management services;

                                                 d.   the procedure by which the
                                                      MCP will assure the timely
                                                      development of a care
                                                      treatment plan for any
                                                      member receiving case
                                                      management services; offer
                                                      both the member and the
                                                      member's PCP the
                                                      opportunity to participate
                                                      in the treatment plan's
                                                      development; and provide
                                                      for the periodic review of
                                                      the member's need for case
                                                      management and updating of
                                                      the care treatment plan;

                                    ii.      MCPs must inform all members and
                                             contracting providers of the MCP's
                                             case management services.

                                    iii.     MCPs must submit monthly an
                                             electronic report to the Screening,
                                             Assessment, and Case Management
                                             System (SACMS) for all members who
                                             are case managed.

                                    iv.      In accordance with Appendix C, MCP
                                             Responsibilities, MCPs must submit
                                             to ODJFS by September 1, 2003, for
                                             review and approval, a written
                                             description of the MCP's case
                                             management system which includes
                                             the items in Section G.3.b.i. and
                                             which describe the method(s) that
                                             the MCP will use to operationalize
                                             the requirement in Section
                                             G.3.b.ii. of this Appendix. Any
                                             subsequent changes to an approved
                                             case management system description
                                             must be submitted to ODJFS in
                                             writing for review and approval
                                             prior to implementation.
                                             Notwithstanding the need for MCPs
                                             to submit this document to ODJFS
                                             for review and approval by no later
                                             than September 1, 2003, MCPs are
                                             responsible for complying with all
                                             program requirements, including
                                             those in this section, effective
                                             July 1, 2003.

Appendix G
Page 8

                  c.       Children with Special Health Care Needs

                           Children with special health care needs (CSHCN) are a particularly vulnerable population which often have chronic and complex medical health care conditions. In order to ensure state compliance with the provisions of 42 CFR 438.208, ODJFS has implemented program requirements and minimum standards for the identification, assessment, and case management of CSHCN. Each MCP must establish a CSHCN program with the goal of conducting timely identification and screening, assuring a thorough and comprehensive assessment, and providing appropriate and targeted case management services for CSHCN.

                                    i.       Definition of CSHCN

                                             CSHCN are defined as children age
                                             17 and under who are pregnant, and
                                             members under 21 years of age with
                                             one or more of the following:

                                                 -    Asthma

                                                 -    HIV/AIDS

                                                 -    A chronic physical,
                                                      emotional, or mental
                                                      condition for which they
                                                      need or are receiving
                                                      treatment or counseling

                                                 -    Supplemental security
                                                      income (SSI) for a health-
                                                      related condition

                                                 -    A current letter of
                                                      approval from the Bureau
                                                      of Children with Medical
                                                      Handicaps (BCMH), Ohio
                                                      Department of Health

                                    ii.      Identification of CSHCN

                                             All MCPs must implement mechanisms
                                             to identify CSHCN. These
                                             identification mechanisms must
                                             include, at a minimum:

                                                 -    For all newly-enrolled
                                                      members who were not
                                                      screened at the time of
                                                      membership selection by
                                                      the Selection Services
                                                      Contractor (SSC) and are
                                                      not identified as a CSHCN
                                                      through an administrative
                                                      review, MCPs are required
                                                      to use the ODJFS CSHCN
                                                      Screening Questions to
                                                      identify potential CSHCN.
                                                      See ODJFS CSHCN Program
                                                      Requirements for a
                                                      description of the ODJFS
                                                      CSHCN Screening Questions.

Appendix G
Page 9

                                                 -    For all newly-enrolled
                                                      members who were screened
                                                      at the time of membership
                                                      selection by the SSC, MCPs
                                                      may choose to re-screen a
                                                      child. However, if unable
                                                      to complete a screen, the
                                                      MCP must submit the
                                                      screening result from the
                                                      Consumer Contact Record
                                                      (CCR) in the screening and
                                                      assessment file required
                                                      to be submitted to ODJFS
                                                      on a monthly basis.

                                             MCPs are expected to use other
                                             identification criteria, such as
                                             MCP administrative review, PCP
                                             referrals, or outreach, in order to
                                             identify children that meet the
                                             definition of CSHCN and are in need
                                             of a follow-up assessment.

                                    iii.     Assessment of CSHCN

                                             All MCPs must implement mechanisms
                                             to assess children with a positive
                                             identification as a CSHCN. A
                                             positive assessment confirms the
                                             results of the positive
                                             identification and should assist
                                             the MCP in determining the need for
                                             case management.

                                             This assessment mechanism must
                                             include, at a minimum:

                                                 -    The use of the ODJFS CSHCN
                                                      Standard Assessment Tool
                                                      to assess all children
                                                      with a positive
                                                      identification based on
                                                      the CSHCN Screening
                                                      Questions as a CSHCN. See
                                                      ODJFS CSHCN Program
                                                      Requirements for a
                                                      description of the ODJFS
                                                      CSHCN Standard Assessment
                                                      Tool.

                                                 -    No later than January 1,
                                                      2004, completion of the
                                                      assessment by a physician,
                                                      physician assistant, RN,
                                                      LPN, licensed social
                                                      worker, or a graduate of a
                                                      two or four year allied
                                                      health program.

                                                 -    The criteria used by the
                                                      MCP in assessing members
                                                      with a positive
                                                      identification as a CSHCN,
                                                      through a mechanism other
                                                      than the ODJFS CSHCN
                                                      Screening Questions.

Appendix G
Page 10

                                                 -    The oversight and
                                                      monitoring by either a
                                                      registered nurse or a
                                                      physician, if the
                                                      assessment is completed by
                                                      another medical
                                                      professional.

                                    iv.      Case Management of CSHCN

                                             All MCPs must implement mechanisms
                                             to provide case management services
                                             for all CSHCN with a positive
                                             assessment or a positive
                                             identification through
                                             administrative data for an ODJFS
                                             mandated condition. The ODJFS
                                             mandated conditions for case
                                             management are HIV/AIDS, asthma,
                                             and pregnant teens as specified by
                                             the ODJFS methods for Screening,
                                             Assessment and Case Management
                                             Performance Measures. This case
                                             management mechanism must include,
                                             at a minimum:

                                                 -    The components required in
                                                      Section 3.b., Case
                                                      Management, of this
                                                      Appendix.

                                                 -    Case management of CSHCN
                                                      must include at a minimum,
                                                      the elements listed in the
                                                      ODJFS CSHCN Minimum Case
                                                      Management Components
                                                      document. See ODJFS CSHCN
                                                      Program Requirements for a
                                                      description of the ODJFS
                                                      CSHCN Minimum Case
                                                      Management Components.

                                    v.       Access to Specialists for CSHCN

                                             All MCPs must implement mechanisms
                                             to notify all CSHCN with a positive
                                             assessment and determined to need
                                             case management of their right to
                                             directly access a specialist. Such
                                             access may be assured through, for
                                             example, a standing referral or an
                                             approved number of visits, and
                                             documented in the care treatment
                                             plan.

                                    vi.      Submission of Data on CSHCN

                                             MCPs must submit to ODJFS all
                                             screening and assessment results
                                             (except as provided in Appendix M,
                                             Performance Evaluation, Section 1.
                                             b.) and all case management records
                                             as specified by the ODJFS
                                             Screening, Assessment, and Case
                                             Management File and Submission
                                             Specifications.

Appendix G
Page 11

                                    vii.     In accordance with Appendix C, MCP
                                             Responsibilities, MCPs must submit
                                             to ODJFS by September 1, 2003 for
                                             review and approval, a written
                                             description of the MCP's mechanisms
                                             for: (1) identifying CSHCN, (2)
                                             assessing CSHCN, (3) case managing
                                             CSHCN, and (4) notifying CSHCN of
                                             their right to directly access a
                                             specialist. Any subsequent changes
                                             to an approved CSHCN system
                                             description must be submitted to
                                             ODJFS in writing for review and
                                             approval prior to implementation.
                                             Notwithstanding the need for MCPs
                                             to submit this document to ODJFS
                                             for review and approval by no later
                                             than September 1, 2003, MCPs are
                                             responsible for complying with all
                                             program requirements, including
                                             those in this section, effective
                                             July 1, 2003.

                                   APPENDIX H

                          PROVIDER PANEL SPECIFICATIONS

1.       GENERAL PROVISIONS

MCPs must demonstrate that they have an appropriate provider network with an adequate network capacity for each ODJFS-designated service area they wish to serve. A service area may be either one county or multiple counties grouped as a region.

MCPs must meet all applicable provider panel requirements prior to receiving a provider agreement with ODJFS and must remain in compliance with these requirements for the duration of the provider agreement.

In addition to achieving and maintaining compliance with the minimum provider panel requirements, an MCP must ensure access to appropriate provider types on an as needed basis. For example, if an MCP meets the minimum pediatrician requirement but a member is unable to obtain a timely appointment from a pediatrician on the MCP's provider panel in that service area, the MCP will be required to secure an appointment from a panel pediatrician or arrange for an out-of-panel referral to a pediatrician. If such a provider were located outside the service area, the alternate provider area travel requirements would apply. [See section (8) of this appendix, Transportation Requirements for Alternate Provider Areas, for additional clarification.] For service areas without a designated alternate provider area, MCPs are required to make transportation available to any member that must travel 30 miles or more from their home to receive a medically-necessary Medicaid-covered service.

Many of the service areas included in this provider agreement have historically had substantial numbers of the eligible population seek certain types of services outside of the county boundaries. ODJFS has therefore tried to integrate these utilization patterns into the minimum provider network requirements to recognize this practice and to avoid disruption of care. The charts found in this appendix indicate the minimum provider panel requirements for each service area, and in some cases, the ODJFS-designated alternate provider area(s). Alternate provider areas are designated on the basis of demonstrated out-of-county utilization of medical services by the Medicaid population eligible for MCP enrollment.

Provider panel requirements listed as "discretionary" refer only to where the provider may be located. Discretionary provider panel requirements may be met in an alternate provider area or in the actual service area. Where an MCP exercises the option to meet a minimum provider panel requirement by contracting with a provider in an alternate provider areas, it will be necessary for the MCP to provide transportation to members on an as needed basis if such providers are located 30 miles or more from the major eligible population center in the service area.

Appendix H
Page 2

Although ODJFS does offer some latitude in where the minimum required provider panel members may be located, MCPs are strongly urged to consider the importance of geographic accessibility (i.e., within the county/service area or consistent with existing utilization patterns) in developing their entire provider panel. Available and accessible providers have been found to be the essential element in attracting and retaining members.

2.       PROVIDER SUBCONTRACTING

Unless otherwise specified in this appendix or OAC rule 5101:3-26-05, all MCPs will be required to enter into fully-executed subcontracts with their providers. These subcontracts must include a baseline contractual agreement, as well as the appropriate Model Medicaid Addendum. The Model Medicaid Addendums incorporate all applicable Ohio Administrative Code rule requirements specific to provider subcontracting and therefore cannot be modified except to add personalizing information such as the MCP's name.

ODJFS must prior approve all MCP providers in the required provider type categories before they can begin to provide services to that MCP's members. MCPs may not employ or contract with providers excluded from participation in Federal health care programs under either section 1128 or section 1128A of the Social Security Act. As part of the prior approval process, MCPs must submit documentation verifying that all necessary contract documents have been appropriately completed. ODJFS will verify the approvability of the submission and process this information using the ODJFS Provider Verification System (PVS). The PVS is a database system that maintains information on the status of all MCP-submitted providers. Unless otherwise specified by ODJFS, MCPs are to submit provider panel information to ODJFS in accordance with the processes and timelines specified in the current MCP PVS Instructional Manual in order to comply with the provider subcontracting requirements.

Only those providers who have been approved through the MCP's credentialing process (where applicable) and who meet the applicable criteria specified in this appendix will be approved by ODJFS. MCPs must credential/recredential providers in accordance with the standards specified by the National Committee for Quality Assurance, or the MCP may request that ODJFS allow the use of an alternate industry standard for provider credentialing/recredentialing.

MCPs must notify ODJFS of the addition and deletion of their providers as specified in OAC rule 5101:3-26-05, and must notify ODJFS within one working day in instances where the MCP has identified that they are not in compliance with the provider panel requirements specified in this appendix.

Appendix H
Page 3

3.       PROVIDER PANEL REQUIREMENTS

The provider network criteria that must be met by each MCP are as follows:

a.       Primary Care Physicians (PCPs)

Primary Care Physicians (PCPs) may be individuals or group practices/clinics. Generally acceptable specialty types for PCPs are family/general practice, internal medicine, pediatrics and obstetrics/gynecology. (ODJFS reserves the right to request verification of a physician's specialty type.) As part of their subcontract with an MCP, PCPs must stipulate the total Medicaid member capacity that they can ensure for that individual MCP. Each PCP must have the capacity and agree to serve at least 50 Medicaid members at each practice site in order to be approved by ODJFS as a PCP and included in the MCP's total PCP capacity calculation. The capacity by site requirement must be met for all ODJFS-approved PCPs.

A PCP's total capacity number may reflect the support the provider receives from residents, nurse practitioners, physician assistants, etc. For example, a PCP in private practice with no assistants might state that they have the capacity to serve 1000 members for an MCP. A PCP with assistants, however, might state that they are able to see up to 2500 members for an MCP. ODJFS reviews the capacity totals for each PCP to determine if they appear excessive. ODJFS reserves the right to request clarification from an MCP for any PCP whose total stated capacity for all MCP networks added together exceeds 2000 Medicaid members [i.e., 1 full-time equivalent (FTE)]. ODJFS may also compare a PCP's capacity against the number of members assigned to that PCP, and/or the number of patient encounters attributed to that PCP to determine if the reported capacity number reasonably reflects a PCP's expected caseload for a specific MCP. Where indicated, ODJFS may set a cap on the maximum amount of capacity that will be approved for a specific PCP.

For PCPs contracting with more than one MCP, the MCP must ensure that the capacity figure stated by the PCP in their subcontract reflects only the capacity the PCP intends to provide for that one MCP. ODJFS utilizes each approved PCP's capacity figure to determine if an MCP meets the minimum provider panel requirements and this stated capacity figure does not prohibit a PCP from actually having a caseload that exceeds the capacity figure indicated in their subcontract.

ODJFS expects, however, that MCPs will need to utilize specialty physicians to serve as PCPs for some special needs members. Also, in some situations (e.g., continuity of care) a PCP may only want to serve a very small number of members for an MCP. In these situations it will not be necessary for the MCP to submit these PCPs to ODJFS for prior approval. These PCPs will not be included in the ODJFS PVS database and therefore may not appear as PCPs in the MCP's provider directory. Also, no PCP capacity will be counted for these providers. These PCPs will, however, need to execute a subcontract with the MCP which includes the appropriate Model Medicaid Addendum.

Appendix H
Page 4

In order to determine if adequate PCP FTE capacity exists for each service area, ODJFS will total each MCP's approvable PCP FTEs for each service area (this would include both PCPs with practice sites located within that service area and PCP practice sites located in nearby counties which have been designated as alternate provider areas by ODJFS) and apply the following criteria:

NUMBER OF ELIGIBLES/COUNTY     MINIMUM PCP CAPACITY (% ELIGIBLES)
-----------------------------------------------------------------
         >100,000                             40%*

         <100,000                             50%*

* THE MINIMUM PCP CAPACITY REQUIREMENT IS HIGHER FOR PREFERRED OPTION COUNTIES

(For example, WeCare MCP has a PCP FTE capacity of 19.5 for Service Area X. Service Area X has a population of 75,000 eligible recipients. 50% of 75,000 equals 37,500. 37,500 divided by 2000 equals 18.75. In that WeCare has a minimum PCP capacity of 19.5 FTEs for Service Area X and only is required to have a PCP capacity of 18.75 FTEs, ODJFS would find that WeCare MCP has sufficient PCP capacity to serve Service Area X.)

At a minimum, each MCP must meet both the PCP minimum FTE requirement for that service area, as well as a minimum ratio of one PCP FTE for each 2,000 of their Medicaid members in that service area. When alternate provider areas are designated, there continues to be a minimum PCP capacity requirement which must be met by the MCP's PCPs within the service area itself. The discretionary PCP FTE figure represents the maximum amount of PCP capacity that may be met in a designated alternate provider area. The minimum PCP provider panel requirements are specified in the charts in Section H of this appendix.

Except in voluntary enrollment counties, all MCPs meeting the minimum PCP provider panel requirement must also satisfy a PCP geographic accessibility standard before they will receive a provider agreement for a specific service area. This standard must be maintained in each service area for the duration of the contract. ODJFS will match the PCP practice sites with the geographic location of the eligible population in that service area and perform analysis using Geographic Information Systems (GIS) software. The analysis will be used to determine if at least 40% of the eligible population are located within 10 miles of an MCP's in-area or alternate provider area PCP provider site with PCP capacity taken into consideration.

In addition to the PCP FTE capacity requirement, MCPs must also contract with the specified number of pediatric PCPs for each service area.

Appendix H
Page 5

These must be pediatricians who maintain a general pediatric practice (e.g., a pediatric neurologist would not meet this definition unless this physician also operated a practice as a general pediatrician) at a site(s) located within the service area or an alternate provider area, and be listed as a pediatrician with the Ohio State Medical Board. In addition, a designated number of these physicians must also be certified by the American Board of Pediatrics. The minimum provider panel requirements for pediatricians are included in specialty provider charts in Section H of this appendix.

b.       Non-PCP Minimum Provider Network

In addition to the PCP capacity requirements, each MCP is also required to maintain adequate capacity in the remainder of its provider network within the following categories: hospitals, dentists, pharmacies, vision care providers, obstetricians/gynecologists (OB/GYNs), allergists, general surgeons, otolaryngologists, orthopedists, certified nurse midwives (CNMs), certified nurse practitioners (CNPs), federally qualified health centers (FQHCs)/rural health centers (RHCs) and qualified family planning providers (QFPPs). CNMs, CNPs, FQHCs/RHCs and QFPPs are federally-required provider types.

All Medicaid-contracting MCPs must provide all medically-necessary Medicaid-covered services to their members and therefore their complete provider network will include many other additional specialists and provider types. MCPs must ensure that all non-PCP network providers follow community standards in the scheduling of routine appointments (i.e., the amount of time members must wait from the time of their request to the first available time when the visit can occur).

Although there are currently no FTE capacity requirements for any of the non-PCP required provider types, MCPs are required to ensure that adequate access is available to members for all required provider types. ODJFS will monitor access to services through a variety of data sources, including: consumer satisfaction surveys; member appeals/grievances/complaints and state hearing notifications/requests; clinical quality studies; encounter data volume; provider complaints, and clinical performance measures.

Hospitals - MCPs must contract with at least one hospital in the service area or an alternate provider area, and this hospital, alone or in combination with other contracted hospitals within the service area or the alternate provider area, must be capable and agree to provide all of the following services during the contract period: general medical/surgical services for both the adult and pediatric population; obstetrical services; nursery services; adult, pediatric and neonatal (Levels I and II) intensive care; cardiac care; outpatient surgery; and emergency room services. ODJFS utilizes each hospital's most current Annual Hospital Registration and Planning Report, as filed with the Ohio Department of Health, in determining what types of services that hospital provides.

Appendix H
Page 6

It will be possible to meet the hospital requirement for some service areas by contracting only with one full-service general hospital outside the service area, however, MCPs are required to contract with at least one hospital in the service area if at least two general hospitals (which are not both members of the same hospital system) are located in that service area. Failing to contract with a local hospital may make such a provider network less attractive to potential members.

OB/GYNs - MCPs must contract with the specified number of OB/GYNs, all of whom must maintain a full-time obstetrical practice at a site(s) located in the service area or alternate provider area, as well as having current hospital delivery privileges at a hospital under contract to the MCP in the service area or an alternate provider area.

Certified Nurse Midwives (CNMs) and Certified Nurse Practitioners (CNPs) - MCPs must ensure access to at least one CNM and one CNP in the service area or alternate provider area, if such provider types are present. Access to additional CNMs and CNPs must be added on an as needed basis to ensure that no member is denied access to such services. For this provider panel requirement, the MCP may contract directly with the CNM or CNP, or with a physician or other provider entity who is able to obligate the participation of the CNM or CNP. If an MCP does not contract with a CNM or CNP and such providers are present within a service area or alternate provider area, the MCP will be required to allow members to receive CNM or CNP services outside of the MCP's provider network.

Contracting CNMs must have hospital delivery privileges at a hospital under contract to the MCP in the service area or an alternate provider area. The MCP must always ensure a member's access to CNM and CNP services if such providers are present within the service area.

Vision Care Providers - MCPs must contract with the specified number of ophthalmologists/optometrists for each service area, all of whom must regularly perform routine eye examinations and who maintain a full-time practice at a site(s) within the service area. If optical dispensing is not available in a particular service area through the MCP's contracting ophthalmologists/optometrists, the MCP must separately contract with an optical dispenser.

Dental Care Providers- MCPs must assure access to dental services. MCPs will be required to provide access to all Medicaid-covered dental services regardless of the number of dentists under contract and/or the number of contracting dentists accepting new patients. The charts in Section H of this appendix reflect the number of dental providers which ODJFS will use as a guideline in assessing the MCP's capacity to assure access to dental services.

Appendix H
Page 7

ODJFS will aggressively monitor access to dental services through a variety of data sources, including: consumer satisfaction surveys; member appeals/grievances/complaints and state hearing notifications/requests; member just-cause for disenrollment requests; dental quality studies; dental encounter data volume; provider complaints, and dental performance measures.

Federally Qualified Health Centers/Rural Health Clinics (FQHCs/RHCs) - MCPs are required to ensure member access to any federally qualified health center or rural health clinic (FQHCs/RHCs), regardless of contracting status. Even if no FQHC/RHC is available within the service area, MCPs must have mechanisms in place to ensure coverage for FQHC/RHC services in the event that a member accesses these services outside of the service area. In order to assure FQHC/RHC access to members, MCPs must make provisions for the following:

         - Non-contracting FQHC/RHC providers serving as a PCP for an MCP's member must be allowed to refer that member to another provider in the MCP's provider panel.

         - MCPs may require that their members request a referral from their PCP in order to access FQHC/RHC providers; however, such referral requests must be approved.

In order to ensure that any FQHCs/RHCs has the ability to submit a claim to ODJFS for the state's supplemental payment, MCPs must offer FQHCs/RHCs reimbursement pursuant to the following:

         - MCPs must provide expedited reimbursement on a service-specific basis in an amount no less than the payment made to other providers for the same or similar service.

         - If the MCP has no comparable service-specific rate structure, the MCP must use the regular Medicaid fee-for-service payment schedule for non-FQHC/RHC providers.

         - MCPs must make all efforts to pay FQHCs/RHCs as quickly as possible and not just attempt to pay these claims within the prompt pay time frames.

MCPs are required to educate their staff and providers on the need to assure member access to FQHC/RHC services.

Appendix H
Page 8

Qualified Family Planning Providers (QFPPs) - All MCP members must be permitted to self-refer to family planning services provided by a QFPP. A QFPP is defined as any public or not-for-profit health care provider that complies with Title X guidelines/standards, and receives either Title X funding or family planning funding from the Ohio Department of Health. MCPs must reimburse all medically-necessary Medicaid-covered family planning services provided to eligible members by a QFPP provider on a patient self-referral basis, irrespective of the provider's status as a panel or non-panel provider. MCPs will be required to work with QFPPs in their service area to develop mutually-agreeable policies and procedures to preserve patient/provider confidentiality, and convey pertinent information to the member's PCP and/or MCP.

Other Specialty Types (pediatricians, general surgeons, otolaryngologists, allergists, and orthopedists) - MCPs must contract with the specified number of all other specialty provider types. In order to be counted toward meeting the minimum provider panel requirements, these specialty providers must maintain a full-time practice at a site(s) located within the service area or alternate provider area. Contracting general surgeons, orthopedists and otolaryngologists must have admitting privileges at a hospital under contract with the MCP in the service area or an alternate provider area.

4.       PROVIDER PANEL EXCEPTIONS

If an MCP presents sufficient documentation to ODJFS to verify that they have been unable to meet certain minimum provider panel requirements in a particular service area despite all reasonable efforts on the part of the MCP to secure such a contract(s), ODJFS may specify minimum provider panel criteria for that service area which deviate from those specified in this appendix.

5.       PROVIDER PANEL DIRECTORIES

All MCPs must produce a printed ODJFS-approved provider directory by July 1 of each year. At the time of ODJFS' review, the information listed in the MCP's provider directory for all ODJFS-required provider types must exactly match with the data currently on file in the ODJFS PVS. MCP provider directories must utilize a format specified by ODJFS and include a county-specific listing of the providers who will serve the MCP's members, including at a minimum, all providers of those types specified in this appendix. The directory must also specify:

         -        provider address(es) and phone number(s);

         - which of these providers will be available to members on a self-referral basis and practice limitations for these self-referred providers;

         - foreign-language speaking PCPs and specialists and the specific foreign language(s) spoken; and

         -        any PCP or specialist practice limitations.

Appendix H
Page 9

MCPs must annually revise their directory and this will be the only ODJFS-allowable revision to the actual directory document. MCPs may supplement their directory on an ongoing basis with inserts detailing recent changes to the MCP's provider panel. Such inserts must be prior approved by ODJFS. If an MCP wants to include a provider panel directory on their website, this directory must include all information required for their printed directory and the MCP must receive prior approval from ODJFS before adding this directory to their website.

6.       FEDERAL ACCESS STANDARDS

MCPs must demonstrate that they are in compliance with the following federally defined provider panel access standards as required by 42 CFR 438.206:

In establishing and maintaining their provider panel, MCPs must consider the following:

         -        The anticipated Medicaid membership.

         - The expected utilization of services, taking into consideration the characteristics and health care needs of specific Medicaid populations represented in the MCP.

         - The number and types (in terms of training, experience, and specialization) of panel providers required to furnish the contracted Medicaid services.

         - The geographic location of panel providers and Medicaid members, considering distance, travel time, the means of transportation ordinarily used by Medicaid members, and whether the location provides physical access for Medicaid members with disabilities.

         - MCPs must adequately and timely cover services to an out-of-network provider if the MCP's contracted provider panel is unable to provide the services covered under the MCP's provider agreement. The MCP must cover the out-of-network services for as long as the MCP network is unable to provide the services. MCPs must coordinate with the out-of-network provider with respect to payment and ensure that the provider agrees with the applicable requirements.

Contracting panel providers must offer hours of operation that are no less than the hours of operation offered to commercial members or comparable to Medicaid fee-for-service, if the provider serves only Medicaid members. MCPs must ensure that services are available 24 hours a day, 7 days a week, when medically necessary. MCPs must establish mechanisms to ensure that panel providers comply with these timely access requirements. MCPs are required to regularly monitor their provider panels to determine compliance and if necessary take corrective action if there is failure to comply.

Appendix H
Page 10

In order to demonstrate adequate provider panel capacity and services, 42 CFR
437.207 stipulates that the MCP must submit documentation to ODJFS, in a format specified by ODJFS, that demonstrates it offers an appropriate range of preventive, primary care and specialty services adequate for the anticipated number of members in the service area, while maintaining a provider panel that is sufficient in number, mix, and geographic distribution to meet the needs of the number of members in the service area. This documentation of assurance of adequate capacity and services must be submitted to ODJFS no less frequently than at the time the MCP enters into a contract with ODJFS; at any time there is a significant change (as defined by ODJFS) in the MCP's operations that would affect adequate capacity and services (including changes in services, benefits, geographic service or payments); and at any time there is enrollment of a new population in the MCP.

MCPs are to follow the procedures specified in the current MCP PVS Instructional Manual in order to comply with these federal access requirements.

Appendix H
Page 11

7.       MINIMUM PROVIDER PANEL CHARTS

                 MINIMUM SPECIALIST PROVIDER PANEL REQUIREMENTS
                                  July 1, 2003

                              Service Area: BUTLER

                                        MINIMUM PROVIDERS
   SPECIALTY                  TOTAL            IN           DISCRETIONARY       ALTERNATE
 PROVIDER TYPE              PROVIDERS    CONTRACT COUNTY    PROVIDERS(1)          COUNTY
----------------------------------------------------------------------------------------
 Pediatricians               5(3)(2)           4                 1               Hamilton

    OB/GYNs                    2               1                 1               Hamilton

  Dentists(3)                6(4)(4)           4                 2               Hamilton

     Vision                    3               2                 1               Hamilton

 Gen. Surgeons                 2               1                 1               Hamilton

Otolaryngologist               1               1                 x                  x

   Allergists                  1               x                 1               Hamilton

  Orthopedists                 1               1                 x                  x

   Pharmacies                  2               2                 x                  x

  Cert. Nurse                  1               x                 1               Hamilton
    Midwife

  Cert. Nurse                  1               x                 1               Hamilton
  Practitioner

1. If it is not possible to contract with providers in the contract county, discretionary providers located in the alternate provider areas can be used to fulfill the minimum provider panel requirement.

2. Indicates the minimum number of pediatricians (i.e., 50%) who must be certified by the American Board of Pediatrics.

3. The dental numbers are not minimum provider panel requirements but rather reflect guidelines to assist in measuring the MCP's capacity to assure access to dental services. MCPs will be required to provide access to all Medicaid-covered dental services regardless of the number of dentists under contract and/or the number of contracting dentists accepting new patients.

4. Indicates the maximum number of pediatric dentists (i.e., two-thirds) that should be used to meet the minimum dentist provider guideline.

Appendix H
Page 12

                 MINIMUM SPECIALIST PROVIDER PANEL REQUIREMENTS
                                  July 1, 2003

                             Service Area: HAMILTON

                                        MINIMUM PROVIDERS
   SPECIALTY                 TOTAL             IN          DISCRETIONARY       ALTERNATE
 PROVIDER TYPE             PROVIDERS    CONTRACT COUNTY    PROVIDERS(1)         COUNTY
----------------------------------------------------------------------------------------
 Pediatricians              15(8)(2)           15                x                 x

    OB/GYNs                    4                4                x                 x

  Dentists(3)              18(12)(4)           18                x                 x

     Vision                   10               10                x                 x

 Gen. Surgeons                 6                6                x                 x

Otolaryngologist               2                2                x                 x

   Allergists                  1                1                x                 x

  Orthopedists                 3                3                x                 x

   Pharmacies                  7                7                x                 x

  Cert. Nurse                  1                1                x                 x
    Midwife

  Cert. Nurse                  1                1                x                 x
  Practitioner

1. If it is not possible to contract with providers in the contract county, discretionary providers located in the alternate provider areas can be used to fulfill the minimum provider panel requirement.

2. Indicates the minimum number of pediatricians (i.e., 50%) who must be certified by the American Board of Pediatrics.

3. The dental numbers are not minimum provider panel requirements but rather reflect guidelines to assist in measuring the MCP's capacity to assure access to dental services. MCPs will be required to provide access to all Medicaid-covered dental services regardless of the number of dentists under contract and/or the number of contracting dentists accepting new patients.

4. Indicates the maximum number of pediatric dentists (i.e., two-thirds) that should be used to meet the minimum dentist provider guideline.

Appendix H
Page 13

                 MINIMUM SPECIALIST PROVIDER PANEL REQUIREMENTS
                                  July 1, 2003

                              Service Area: WARREN

                                        MINIMUM PROVIDERS
   SPECIALTY                  TOTAL             IN          DISCRETIONARY        ALTERNATE
 PROVIDER TYPE              PROVIDERS    CONTRACT COUNTY    PROVIDERS(1)          COUNTY
---------------------------------------------------------------------------------------------
  Pediatricians              2(1)(2)            x                2               Hamilton or
                                                                                Montgomery(5)

     OB/GYNs                   2                x                2               Hamilton or
                                                                                Montgomery(5)

   Dentists(3)               2(1)(4)            1                1                Butler or
                                                                                  Hamilton

     Vision                    2                1                1                Hamilton

  Gen. Surgeons                2                x                2               Hamilton or
                                                                                Montgomery(5)

Otolaryngologist               2                x                2               Hamilton or
                                                                                Montgomery(5)

   Allergists                  1                x                1               Hamilton or
                                                                                 Montgomery

  Orthopedists                 2                x                2               Hamilton or
                                                                                Montgomery(5)

   Pharmacies                  1                1                x                   x

   Cert. Nurse                 1                x                1                Hamilton
     Midwife

   Cert. Nurse                 1                x                1                Hamilton
  Practitioner

1. If it is not possible to contract with providers in the contract county, discretionary providers located in the alternate provider areas can be used to fulfill the minimum provider panel requirement.

2. Indicates the minimum number of pediatricians (i.e., 50%) who must be certified by the American Board of Pediatrics.

3. The dental numbers are not minimum provider panel requirements but rather reflect guidelines to assist in measuring the MCP's capacity to assure access to dental services. MCPs will be required to provide access to all Medicaid-covered dental services regardless of the number of dentists under contract and/or the number of contracting dentists accepting new patients.

4. Indicates the maximum number of pediatric dentists (i.e., two-thirds) that should be used to meet the minimum dentist provider guideline.

5. If more than one alternate county is listed, all the discretionary providers may be located in one of the alternate counties or they may be located in multiple alternate counties in any combination (e.g., if there are 2 discretionary providers and the alternate counties are Hamilton and Montgomery, both providers could be located in Hamilton or both located in Montgomery or one located in Hamilton and one located in Montgomery).

Appendix H
Page 14

                 MINIMUM SPECIALIST PROVIDER PANEL REQUIREMENTS
                                  July 1, 2003

                             Service Area: CLERMONT

                                        MINIMUM PROVIDERS
   SPECIALTY                  TOTAL             IN          DISCRETIONARY        ALTERNATE
 PROVIDER TYPE              PROVIDERS    CONTRACT COUNTY    PROVIDERS(1)          COUNTY
------------------------------------------------------------------------------------------
  Pediatricians              3(2)(2)            x                3               Hamilton

     OB/GYNs                   1                x                1               Hamilton

   Dentists(3)               3(2)(4)            1                2               Hamilton

     Vision                    2                1                1               Hamilton

  Gen. Surgeons                1                x                1               Hamilton

Otolaryngologist               1                x                1               Hamilton

   Allergists                  1                x                1               Hamilton

  Orthopedists                 1                x                1               Hamilton

   Pharmacies                  1                1                x                   x

   Cert. Nurse                 1                x                1               Hamilton
     Midwife

  Cert. Nurse                  1                x                1               Hamilton
  Practitioner

1. If it is not possible to contract with providers in the contract county, discretionary providers located in the alternate provider areas can be used to fulfill the minimum provider panel requirement.

2. Indicates the minimum number of pediatricians (i.e., 50%) who must be certified by the American Board of Pediatrics.

3. The dental numbers are not minimum provider panel requirements but rather reflect guidelines to assist in measuring the MCP's capacity to assure access to dental services. MCPs will be required to provide access to all Medicaid-covered dental services regardless of the number of dentists under contract and/or the number of contracting dentists accepting new patients.

4. Indicates the maximum number of pediatric dentists (i.e., two-thirds) that should be used to meet the minimum dentist provider guideline.

Appendix H
Page 15

                 MINIMUM SPECIALIST PROVIDER PANEL REQUIREMENTS
                                  July 1, 2003

                            Service Area: MONTGOMERY

                                        MINIMUM PROVIDERS
   SPECIALTY                  TOTAL             IN          DISCRETIONARY        ALTERNATE
 PROVIDER TYPE              PROVIDERS    CONTRACT COUNTY    PROVIDERS(1)          COUNTY
------------------------------------------------------------------------------------------
  Pediatricians              10(5)(2)          10                 x                  x

     OB/GYNs                    3               3                 x                  x

   Dentists(3)               12(8)(4)          12                 x                  x

     Vision                     7               7                 x                  x

  Gen. Surgeons                 4               4                 x                  x

Otolaryngologist                1               1                 x                  x

   Allergists                   1               1                 x                  x

  Orthopedists                  2               2                 x                  x

   Pharmacies                   4               4                 x                  x

   Cert. Nurse                  1               1                 x                  x
     Midwife

   Cert. Nurse                  1               1                 x                  x
  Practitioner

1. If it is not possible to contract with providers in the contract county, discretionary providers located in the alternate provider areas can be used to fulfill the minimum provider panel requirement.

2. Indicates the minimum number of pediatricians (i.e., 50%) who must be certified by the American Board of Pediatrics.

3. The dental numbers are not minimum provider panel requirements but rather reflect guidelines to assist in measuring the MCP's capacity to assure access to dental services. MCPs will be required to provide access to all Medicaid-covered dental services regardless of the number of dentists under contract and/or the number of contracting dentists accepting new patients.

4. Indicates the maximum number of pediatric dentists (i.e., two-thirds) that should be used to meet the minimum dentist provider guideline.

Appendix H
Page 16

                 MINIMUM SPECIALIST PROVIDER PANEL REQUIREMENTS
                                  July 1, 2003

                               Service Area: CLARK

                                        MINIMUM PROVIDERS
   SPECIALTY                  TOTAL             IN          DISCRETIONARY        ALTERNATE
 PROVIDER TYPE              PROVIDERS    CONTRACT COUNTY    PROVIDERS(1)          COUNTY
------------------------------------------------------------------------------------------
  Pediatricians              3(2)(2)           2                  1              Montgomery

     OB/GYNs                  1                x                  1              Montgomery

   Dentists(3)               4(3)(4)           3                  1              Montgomery

     Vision                   2                2                  x                   x

  Gen. Surgeons               1                x                  1              Montgomery

Otolaryngologist              1                x                  1              Montgomery

   Allergists                 1                x                  1              Montgomery

  Orthopedists                1                x                  1              Montgomery

   Pharmacies                 1                1                  x                   x

   Cert. Nurse                1                x                  1              Montgomery
     Midwife

   Cert. Nurse                1                x                  1              Montgomery
  Practitioner


1. If it is not possible to contract with providers in the contract county, discretionary providers located in the alternate provider areas can be used to fulfill the minimum provider panel requirement.

2. Indicates the minimum number of pediatricians (i.e., 50%) who must be certified by the American Board of Pediatrics.

3. The dental numbers are not minimum provider panel requirements but rather reflect guidelines to assist in measuring the MCP's capacity to assure access to dental services. MCPs will be required to provide access to all Medicaid-covered dental services regardless of the number of dentists under contract and/or the number of contracting dentists accepting new patients.

4. Indicates the maximum number of pediatric dentists (i.e., two-thirds) that should be used to meet the minimum dentist provider guideline.

Appendix H
Page 17

                 MINIMUM SPECIALIST PROVIDER PANEL REQUIREMENTS
                                  July 1, 2003

                              Service Area: GREENE

                                        MINIMUM PROVIDERS
   SPECIALTY                  TOTAL             IN          DISCRETIONARY        ALTERNATE
 PROVIDER TYPE              PROVIDERS    CONTRACT COUNTY    PROVIDERS(1)          COUNTY
------------------------------------------------------------------------------------------
  Pediatricians              2(1)(2)            1                1               Montgomery

     OB/GYNs                   2                1                1               Montgomery

   Dentists(3)               3(2)(4)            2                1               Montgomery

     Vision                    2                1                1               Montgomery

  Gen. Surgeons                2                1                1               Montgomery

Otolaryngologist               1                x                1               Montgomery

   Allergists                  1                x                1               Montgomery

  Orthopedists                 1                x                1               Montgomery

   Pharmacies                  1                1                x                    x

   Cert. Nurse                 1                x                1               Montgomery
     Midwife

   Cert. Nurse                 1                x                1               Montgomery
  Practitioner

1. If it is not possible to contract with providers in the contract county, discretionary providers located in the alternate provider areas can be used to fulfill the minimum provider panel requirement.

2. Indicates the minimum number of pediatricians (i.e., 50%) who must be certified by the American Board of Pediatrics.

3. The dental numbers are not minimum provider panel requirements but rather reflect guidelines to assist in measuring the MCP's capacity to assure access to dental services. MCPs will be required to provide access to all Medicaid-covered dental services regardless of the number of dentists under contract and/or the number of contracting dentists accepting new patients.

4. Indicates the maximum number of pediatric dentists (i.e., two-thirds) that should be used to meet the minimum dentist provider guideline.

Appendix H
Page 18

                 MINIMUM SPECIALIST PROVIDER PANEL REQUIREMENTS
                                  July 1, 2003

                             Service Area: FRANKLIN

                                        MINIMUM PROVIDERS
   SPECIALTY                  TOTAL             IN          DISCRETIONARY        ALTERNATE
 PROVIDER TYPE              PROVIDERS    CONTRACT COUNTY    PROVIDERS(1)          COUNTY
------------------------------------------------------------------------------------------
  Pediatricians             19(10)(2)          19                 x                  x

     OB/GYNs                    5               5                 x                  x

   Dentists(3)              22(15)(4)          22                 x                  x

     Vision                    12              12                 x                  x

  Gen. Surgeons                 7               7                 x                  x

Otolaryngologist                2               2                 x                  x

   Allergists                   1               1                 x                  x

  Orthopedists                  4               4                 x                  x

   Pharmacies                   8               8                 x                  x

   Cert. Nurse                  1               1                 x                  x
     Midwife

   Cert. Nurse                  1               1                 x                  x
  Practitioner

1. If it is not possible to contract with providers in the contract county, discretionary providers located in the alternate provider areas can be used to fulfill the minimum provider panel requirement.

2. Indicates the minimum number of pediatricians (i.e., 50%) who must be certified by the American Board of Pediatrics.

3. The dental numbers are not minimum provider panel requirements but rather reflect guidelines to assist in measuring the MCP's capacity to assure access to dental services. MCPs will be required to provide access to all Medicaid-covered dental services regardless of the number of dentists under contract and/or the number of contracting dentists accepting new patients.

4. Indicates the maximum number of pediatric dentists (i.e., two-thirds) that should be used to meet the minimum dentist provider guideline.

Appendix H
Page 19

                MINIMUM SPECIALIST PROVIDER PANEL REQUIREMENTS
                                  July 1, 2003

                             Service Area: PICKAWAY

                                        MINIMUM PROVIDERS
   SPECIALTY                  TOTAL             IN          DISCRETIONARY        ALTERNATE
 PROVIDER TYPE              PROVIDERS    CONTRACT COUNTY    PROVIDERS(1)          COUNTY
------------------------------------------------------------------------------------------
  Pediatricians              1(1)(2)            x                 1              Franklin

     OB/GYNs                   1                x                 1              Franklin

   Dentists(3)               2(1)(4)            x                 2              Franklin

     Vision                    1                1                 x                  x

  Gen. Surgeons                1                x                 1              Franklin

Otolaryngologist               1                x                 1              Franklin

   Allergists                  1                x                 1              Franklin

  Orthopedists                 1                x                 1              Franklin

   Pharmacies                  2                1                 1              Franklin

   Cert. Nurse                 1                x                 1              Franklin
     Midwife

   Cert. Nurse                 1                x                 1              Franklin
  Practitioner

1. If it is not possible to contract with providers in the contract county, discretionary providers located in the alternate provider areas can be used to fulfill the minimum provider panel requirement.

2. Indicates the minimum number of pediatricians (i.e., 50%) who must be certified by the American Board of Pediatrics.

3. The dental numbers are not minimum provider panel requirements but rather reflect guidelines to assist in measuring the MCP's capacity to assure access to dental services. MCPs will be required to provide access to all Medicaid-covered dental services regardless of the number of dentists under contract and/or the number of contracting dentists accepting new patients.

4. Indicates the maximum number of pediatric dentists (i.e., two-thirds) that should be used to meet the minimum dentist provider guideline.

Appendix H
Page 20

                 MINIMUM SPECIALIST PROVIDER PANEL REQUIREMENTS
                                  July 1, 2003

                             Service Area: CUYAHOGA

                                        MINIMUM PROVIDERS
   SPECIALTY                 TOTAL             IN           DISCRETIONARY        ALTERNATE
 PROVIDER TYPE             PROVIDERS     CONTRACT COUNTY    PROVIDERS(1)          COUNTY
------------------------------------------------------------------------------------------
  Pediatricians            28(14)(2)           28                 x                  x

     OB/GYNs                   8                8                 x                  x

    Dentists(3)            34(23)(4)           34                 x                  x

     Vision                   19               19                 x                  x

  Gen. Surgeons               11               11                 x                  x

Otolaryngologist               3                3                 x                  x

   Allergists                  1                1                 x                  x

  Orthopedists                 6                6                 x                  x

   Pharmacies                 12               12                 x                  x

   Cert. Nurse                 1                1                 x                  x
     Midwife

   Cert. Nurse                 1                1                 x                  x
  Practitioner

1. If it is not possible to contract with providers in the contract county, discretionary providers located in the alternate provider areas can be used to fulfill the minimum provider panel requirement.

2. Indicates the minimum number of pediatricians (i.e., 50%) who must be certified by the American Board of Pediatrics.

3. The dental numbers are not minimum provider panel requirements but rather reflect guidelines to assist in measuring the MCP's capacity to assure access to dental services. MCPs will be required to provide access to all Medicaid-covered dental services regardless of the number of dentists under contract and/or the number of contracting dentists accepting new patients.

4. Indicates the maximum number of pediatric dentists (i.e., two-thirds) that should be used to meet the minimum dentist provider guideline.

Appendix H
Page 21

                 MINIMUM SPECIALIST PROVIDER PANEL REQUIREMENTS
                                  July 1, 2003

                              Service Area: LORAIN

                                        MINIMUM PROVIDERS
   SPECIALTY                  TOTAL             IN          DISCRETIONARY        ALTERNATE
 PROVIDER TYPE              PROVIDERS    CONTRACT COUNTY    PROVIDERS(1)          COUNTY
------------------------------------------------------------------------------------------
  Pediatricians              5(3)(2)            3                 2               Cuyahoga

     OB/GYNs                   2                1                 1               Cuyahoga

   Dentists(3)               7(5)(4)            7                 x                  x

     Vision                    4                4                 x                  x

  Gen. Surgeons                2                1                 1               Cuyahoga

Otolaryngologist               1                x                 1               Cuyahoga

   Allergists                  1                x                 1               Cuyahoga

  Orthopedists                 2                1                 1               Cuyahoga

   Pharmacies                  2                2                 x                  x

   Cert. Nurse                 1                x                 1               Cuyahoga
     Midwife

   Cert. Nurse                 1                x                 1               Cuyahoga
  Practitioner

1. If it is not possible to contract with providers in the contract county, discretionary providers located in the alternate provider areas can be used to fulfill the minimum provider panel requirement.

2. Indicates the minimum number of pediatricians (i.e., 50%) who must be certified by the American Board of Pediatrics.

3. The dental numbers are not minimum provider panel requirements but rather reflect guidelines to assist in measuring the MCP's capacity to assure access to dental services. MCPs will be required to provide access to all Medicaid-covered dental services regardless of the number of dentists under contract and/or the number of contracting dentists accepting new patients.

4. Indicates the maximum number of pediatric dentists (i.e., two-thirds) that should be used to meet the minimum dentist provider guideline.

Appendix H
Page 22

                 MINIMUM SPECIALIST PROVIDER PANEL REQUIREMENTS
                                  July 1, 2003

                              Service Area: SUMMIT

                                        MINIMUM PROVIDERS
   SPECIALTY                  TOTAL             IN          DISCRETIONARY        ALTERNATE
 PROVIDER TYPE              PROVIDERS    CONTRACT COUNTY    PROVIDERS(1)          COUNTY
------------------------------------------------------------------------------------------
  Pediatricians             10(5)(2)           10                 x                 x

     OB/GYNs                   3                3                 x                 x

   Dentists(3)              13(9)(4)           13                 x                 x

     Vision                    7                7                 x                 x

  Gen. Surgeons                4                4                 x                 x

Otolaryngologist               1                1                 x                 x

   Allergists                  1                1                 x                 x

  Orthopedists                 2                2                 x                 x

   Pharmacies                  4                4                 x                 x

   Cert. Nurse                 1                1                 x                 x
     Midwife

   Cert. Nurse                 1                1                 x                 x
  Practitioner

1. If it is not possible to contract with providers in the contract county, discretionary providers located in the alternate provider areas can be used to fulfill the minimum provider panel requirement.

2. Indicates the minimum number of pediatricians (i.e., 50%) who must be certified by the American Board of Pediatrics.

3. The dental numbers are not minimum provider panel requirements but rather reflect guidelines to assist in measuring the MCP's capacity to assure access to dental services. MCPs will be required to provide access to all Medicaid-covered dental services regardless of the number of dentists under contract and/or the number of contracting dentists accepting new patients.

4. Indicates the maximum number of pediatric dentists (i.e., two-thirds) that should be used to meet the minimum dentist provider guideline.

Appendix H
Page 23

                 MINIMUM SPECIALIST PROVIDER PANEL REQUIREMENTS
                                  July 1, 2003

                               Service Area: STARK

                                        MINIMUM PROVIDERS
   SPECIALTY                  TOTAL             IN          DISCRETIONARY        ALTERNATE
 PROVIDER TYPE              PROVIDERS    CONTRACT COUNTY    PROVIDERS(1)          COUNTY
------------------------------------------------------------------------------------------
  Pediatricians              7(4)(2)            7                 x                  x

     OB/GYNs                   2                2                 x                  x

   Dentists(3)               8(5)(4)            8                 x                  x

     Vision                    4                4                 x                  x

  Gen. Surgeons                3                3                 x                  x

Otolaryngologist               1                1                 x                  x

   Allergists                  1                x                 1                Summit

  Orthopedists                 2                2                 x                  x

   Pharmacies                  3                3                 x                  x

   Cert. Nurse                 1                x                 1               Cuyahoga
     Midwife

   Cert. Nurse                 1                x                 1               Cuyahoga
  Practitioner

1. If it is not possible to contract with providers in the contract county, discretionary providers located in the alternate provider areas can be used to fulfill the minimum provider panel requirement.

2. Indicates the minimum number of pediatricians (i.e., 50%) who must be certified by the American Board of Pediatrics.

3. The dental numbers are not minimum provider panel requirements but rather reflect guidelines to assist in measuring the MCP's capacity to assure access to dental services. MCPs will be required to provide access to all Medicaid-covered dental services regardless of the number of dentists under contract and/or the number of contracting dentists accepting new patients.

4. Indicates the maximum number of pediatric dentists (i.e., two-thirds) that should be used to meet the minimum dentist provider guideline.

Appendix H
Page 24

                 MINIMUM SPECIALIST PROVIDER PANEL REQUIREMENTS
                                  July 1, 2003

                               Service Area: LUCAS

                                        MINIMUM PROVIDERS
   SPECIALTY                  TOTAL             IN          DISCRETIONARY        ALTERNATE
 PROVIDER TYPE              PROVIDERS    CONTRACT COUNTY    PROVIDERS(1)          COUNTY
------------------------------------------------------------------------------------------
  Pediatricians             11(6)(2)           11                 x                  x

     OB/GYNs                   3                3                 x                  x

   Dentists(3)              13(9)(4)           13                 x                  x

     Vision                    7                7                 x                  x

  Gen. Surgeons                4                4                 x                  x

Otolaryngologist               1                1                 x                  x

   Allergists                  1                1                 x                  x

  Orthopedists                 3                3                 x                  x

   Pharmacies                  5                5                 x                  x

   Cert. Nurse                 1                1                 x                  x
     Midwife

   Cert. Nurse                 1                1                 x                  x
  Practitioner

1. If it is not possible to contract with providers in the contract county, discretionary providers located in the alternate provider areas can be used to fulfill the minimum provider panel requirement.

2. Indicates the minimum number of pediatricians (i.e., 50%) who must be certified by the American Board of Pediatrics.

3. The dental numbers are not minimum provider panel requirements but rather reflect guidelines to assist in measuring the MCP's capacity to assure access to dental services. MCPs will be required to provide access to all Medicaid-covered dental services regardless of the number of dentists under contract and/or the number of contracting dentists accepting new patients.

4. Indicates the maximum number of pediatric dentists (i.e., two-thirds) that should be used to meet the minimum dentist provider guideline.

Appendix H
Page 25

                 MINIMUM SPECIALIST PROVIDER PANEL REQUIREMENTS
                                  July 1, 2003

                               Service Area: WOOD

                                        MINIMUM PROVIDERS
   SPECIALTY                  TOTAL             IN          DISCRETIONARY        ALTERNATE
 PROVIDER TYPE              PROVIDERS    CONTRACT COUNTY    PROVIDERS(1)          COUNTY
------------------------------------------------------------------------------------------
  Pediatricians              2(1)(2)            1                 1                Lucas

     OB/GYNs                   2                1                 1                Lucas

   Dentists(3)               2(1)(4)            1                 1                Lucas

     Vision                    2                1                 1                Lucas

  Gen. Surgeons                1                x                 1                Lucas

Otolaryngologist               1                x                 1                Lucas

   Allergists                  1                x                 1                Lucas

  Orthopedists                 1                x                 1                Lucas

   Pharmacies                  2                1                 1                Lucas

   Cert. Nurse                 1                x                 1                Lucas
     Midwife

   Cert. Nurse                 1                x                 1                Lucas
  Practitioner

1. If it is not possible to contract with providers in the contract county, discretionary providers located in the alternate provider areas can be used to fulfill the minimum provider panel requirement.

2. Indicates the minimum number of pediatricians (i.e., 50%) who must be certified by the American Board of Pediatrics.

3. The dental numbers are not minimum provider panel requirements but rather reflect guidelines to assist in measuring the MCP's capacity to assure access to dental services. MCPs will be required to provide access to all Medicaid-covered dental services regardless of the number of dentists under contract and/or the number of contracting dentists accepting new patients.

4. Indicates the maximum number of pediatric dentists (i.e., two-thirds) that should be used to meet the minimum dentist provider guideline.

Appendix H
Page 26

                 MINIMUM SPECIALIST PROVIDER PANEL REQUIREMENTS
                                  July 1, 2003

                             Service Area: MAHONING

                                        MINIMUM PROVIDERS
   SPECIALTY                  TOTAL             IN          DISCRETIONARY        ALTERNATE
 PROVIDER TYPE              PROVIDERS    CONTRACT COUNTY    PROVIDERS(1)          COUNTY
------------------------------------------------------------------------------------------
  Pediatricians              6(3)(2)            6                 x                  x

     OB/GYNs                   2                2                 x                  x

   Dentists(3)               7(5)(4)            7                 x                  x

     Vision                    4                2                 2               Trumbull

  Gen. Surgeons                2                2                 x                  x

Otolaryngologist               1                1                 x                  x

   Allergists                  1                x                 1               Cuyahoga

  Orthopedists                 1                1                 x                  x

   Pharmacies                  3                3                 x                  x

   Cert. Nurse                 1                x                 1               Cuyahoga
     Midwife

   Cert. Nurse                 1                x                 1               Cuyahoga
  Practitioner

1. If it is not possible to contract with providers in the contract county, discretionary providers located in the alternate provider areas can be used to fulfill the minimum provider panel requirement.

2. Indicates the minimum number of pediatricians (i.e., 50%) who must be certified by the American Board of Pediatrics.

3. The dental numbers are not minimum provider panel requirements but rather reflect guidelines to assist in measuring the MCP's capacity to assure access to dental services. MCPs will be required to provide access to all Medicaid-covered dental services regardless of the number of dentists under contract and/or the number of contracting dentists accepting new patients.

4. Indicates the maximum number of pediatric dentists (i.e., two-thirds) that should be used to meet the minimum dentist provider guideline.

Appendix H
Page 27

                 MINIMUM SPECIALIST PROVIDER PANEL REQUIREMENTS
                                  July 1, 2003

                             Service Area: TRUMBULL

                                       MINIMUM PROVIDERS
   SPECIALTY             TOTAL                 IN              DISCRETIONARY       ALTERNATE
 PROVIDER TYPE         PROVIDERS        CONTRACT COUNTY         PROVIDERS(1)        COUNTY
--------------------------------------------------------------------------------------------
 Pediatricians          5(3)(2)                4                     1              Mahoning

    OB/GYNs               2                    1                     1              Mahoning

   Dentists(3)          6(4)(4)                6                     x                 x

     Vision               3                    2                     1              Mahoning

 Gen. Surgeons            2                    1                     1              Mahoning

Otolaryngologist          1                    x                     1              Mahoning

   Allergists             1                    x                     1              Cuyahoga

  Orthopedists            1                    1                     x                 x

   Pharmacies             2                    2                     x                 x

  Cert. Nurse             1                    x                     1              Cuyahoga
    Midwife

  Cert. Nurse             1                    x                     1              Cuyahoga
  Practitioner

1. If it is not possible to contract with providers in the contract county, discretionary providers located in the alternate provider areas can be used to fulfill the minimum provider panel requirement.

2. Indicates the minimum number of pediatricians (i.e., 50%) who must be certified by the American Board of Pediatrics.

3. The dental numbers are not minimum provider panel requirements but rather reflect guidelines to assist in measuring the MCP's capacity to assure access to dental services. MCPs will be required to provide access to all Medicaid-covered dental services regardless of the number of dentists under contract and/or the number of contracting dentists accepting new patients.

4. Indicates the maximum number of pediatric dentists (i.e., two-thirds) that should be used to meet the minimum dentist provider guideline.

Appendix H
Page 28

                        MINIMUM PCP FTE REQUIREMENTS(1)
                                  July 1, 2003

                                  MINIMUM
                                 CONTRACT
                                  COUNTY                                   ALTERNATE
  COUNTY         TOTAL FTE          FTE         DISCRETIONARY FTE(1)         COUNTY
-------------------------------------------------------------------------------------
  Butler           4.98            3.91                1.07                 Hamilton

  Clark            3.56            2.90                0.66                Montgomery

 Clermont          2.70            0.68                2.02                 Hamilton

 Cuyahoga          31.08           31.08                 x                     x

 Franklin          20.32           20.32                 x                     x

  Greene           2.23            1.11                1.12                Montgomery

 Hamilton          16.67           16.67                 x                     x

  Lorain           5.94            3.33                2.61                 Cuyahoga

  Lucas            12.00           12.00                 x                     x

 Mahoning          6.35            6.35                  x                     x

Montgomery         10.66           10.66                 x                     x

 Pickaway          1.00            0.41                0.59                 Franklin

  Stark            7.29            7.29                  x                     x

  Summit           11.37           11.37                 x                     x

 Trumbull          5.18            4.10                1.08                 Mahoning

                                                       0.45                 Hamilton

  Warren           1.22            0.30                0.28                Montgomery

                                                       0.19                  Butler

   Wood            1.22            0.67                0.55                  Lucas

1. If it is not possible to contract with providers in the contract county, discretionary providers located in the alternate counties can be used to fulfill the minimum provider panel requirement.

Appendix H
Page 29

                        MINIMUM HOSPITAL REQUIREMENTS(1)

                                  JULY 1, 2003

                       IN-COUNTY                  ALTERNATE COUNTY
                 HOSPITAL CONTRACTING             HOSPITAL SERVICE
  COUNTY              REQUIREMENT                   OPTION(S)(2)
-----------------------------------------------------------------------
  Butler                   1                        Hamilton (D)

  Clark                    1                  Montgomery (A, B, C, D)

 Clermont                  0                          Hamilton

 Cuyahoga                  1                            None

 Franklin                  1                            None

  Greene                   0                         Montgomery

 Hamilton                  1                            None

  Lorain                   1                      Cuyahoga (C, D)

  Lucas                    1                            None

 Mahoning                  1                            None

Montgomery                 1                            None

 Pickaway                  0                          Franklin

  Stark                    1                         Summit (D)

  Summit                   1                            None

 Trumbull                  1                   Mahoning (A, B, C, D)

  Warren                   0                Hamilton AND Montgomery AND
                                                       Butler

   Wood                    0                           Lucas

1. Refer to section (3)(b) of this appendix for a description of required hospital services.

2.       Hospital Service; A = OB, B = NICU, C = PED GEN, D = PED ICU

Appendix H
Page 30

8.       TRANSPORTATION REQUIREMENTS FOR ALTERNATE PROVIDER AREAS

                        MANDATORY
                   ALTERNATE PROVIDER                            MANDATORY ALTERNATE PROVIDER AREA
COUNTY                   AREA *                                    TRANSPORTATION REQUIREMENT **
----------------------------------------------------------------------------------------------------------------------
Butler             Hamilton                   Alternate provider area transportation IS NOT REQUIRED for the entire area of Hamilton County.

Clark              Montgomery                 Alternate provider area transportation is required for the area South or
                                              West of a line formed by starting at the eastern border of Montgomery
                                              County on Route 35, then going West on Route 35 to I-75, then North in I-75 to Route 40, then North on Route 40 to the northern border of
                                              Montgomery County.

Clermont           Hamilton                   Alternate provider area transportation IS NOT REQUIRED for the entire area of Hamilton County.

Cuyahoga           None                       N/A***

Franklin           None                       N/A***

Greene             Montgomery                 Alternate provider area transportation IS NOT REQUIRED for the entire area of Montgomery County.

Hamilton           None                       N/A***

Lorain             Cuyahoga                   Alternate provider area transportation is required for the area
                                              East of a line formed by starting at Lake Erie at Route I-90, then going
                                              South on Route I-90 to I-77, then South on Route I-77 to the southern border of Cuyahoga County.

Lucas              None                       N/A***

Mahoning           Cuyahoga                   Alternate provider area transportation IS REQUIRED for the entire area of Cuyahoga County.

                   Trumbull                   Alternate provider area transportation IS NOT REQUIRED for the entire area of Trumbull County.

Montgomery         None                       N/A***

Pickaway           Franklin                   Alternate provider area transportation is required for the area
                                              North of a line formed by starting at the western Franklin County line on Route I-70, and then going East on Route I-70 to the eastern border of Franklin county.

Stark              Cuyahoga                   Alternate provider area transportation IS REQUIRED for the entire area of Cuyahoga County.

                   Summit                     Alternate provider area transportation is required for the area North of a line formed by starting at the western Summit County line at Route 18, then going Northeast through Fairlawn and Cuyahoga Falls and through
                                              Stow to the eastern Summit County line.

Summit             None                       N/A***

Trumbull           Cuyahoga                   Alternate provider area transportation IS REQUIRED for the entire area of Cuyahoga County.

Appendix H
Page 31

                   Mahoning                   Alternate provider area transportation IS NOT REQUIRED for the entire area of Mahoning County.

Warren             Butler                     Alternate provider area transportation IS NOT REQUIRED for the entire area of Butler County.

                   Hamilton                   Alternate provider area transportation IS NOT REQUIRED for the entire area of Hamilton County.

                   Montgomery                 Alternate provider area transportation is required for the area North of a line formed by starting at the western border of Montgomery County on
                                              Route 35, then going East on Route 35 to the eastern border of
                                              Montgomery County.

Wood               Lucas                      Alternate provider area transportation IS NOT REQUIRED for the entire area of Lucas County.

* Please refer to county-specific charts in Appendix H for the specific provider types designated for alternate provider areas.

** It will be necessary for the MCP to provide transportation to members on an as needed basis if such providers are located 30 miles or more from the major eligible population center in the service area.

*** For service areas without a designated alternate provider area, MCPs are required to make transportation available to any member that MUST travel 30 miles or more from their home to receive medically-necessary Medicaid-covered services.

                                   APPENDIX I

                                PROGRAM INTEGRITY

MCPs must comply with all applicable program integrity requirements, including those specified in 42 CFR, Subpart H.

1.       Fraud and Abuse Program:
         In order to comply with OAC rule 5101:3-26-06, MCPs must have a program that includes administrative and management arrangements or procedures, including a mandatory compliance plan, to guard against fraud and abuse. The MCP's compliance plan must designate staff responsibility for administering the plan and include a clear goal, milestones or objectives, measurements, key dates for achieving identified outcomes, and explain how the MCP will determine the compliance plan's effectiveness.

         a. Monitoring for fraud and abuse: In addition to the requirements in OAC rule 5101:3-26-06, the MCP's program which safeguards against fraud and abuse must specifically address the MCP's prevention, detection, investigation, and reporting strategies in at least the following areas:

                  i. Embezzlement and theft - MCPs must monitor activities on an ongoing basis to prevent and detect activities involving embezzlement and theft (e.g., by staff, providers, contractors, etc.) and respond promptly to such violations.

                  ii. Underutilization of services - MCPs must monitor for the potential underutilization of services by their members in order to assure that all Medicaid-covered services are being provided, as required. If any underutilized services are identified, the MCP must immediately investigate and, if indicated, correct the problem(s) which resulted in such underutilization of services.

                           The MCP's monitoring efforts must, at a minimum, include the following activities: For SFY 2004, the MCP must review their prior authorization procedures to determine that they do not unreasonably limit a member's access to Medicaid-covered services. The MCP must also review the procedures providers are to follow in appealing the MCP's denial of a prior authorization request to determine that the process does not unreasonably limit a member's access to Medicaid-covered services.

                           Beginning July 1, 2004, in addition to the MCP's annual review of prior authorization procedures and their provider appeal procedures, the MCP must also monitor service denials and utilization on an ongoing basis in order to identify services which may be underutilized.

Appendix I
Page 2

                  iii. Claims submission and billing - On an ongoing basis, MCPs must identify and correct claims submission and billing activities which are potentially fraudulent including, at a minimum, double-billing and improper coding, such as upcoding and bundling.

         b. Reporting MCP fraud and abuse activities: Pursuant to OAC rule 5101:3-26-06, MCPs are required to submit annually to ODJFS a report which summarizes the MCP's fraud and abuse activities for the previous year in each of the areas specified above. The MCP's report must also identify any proposed changes to the MCP's compliance plan for the coming year.

         c. Reporting fraud and abuse: MCPs are required to promptly report all instances of provider fraud and abuse to ODJFS and member fraud to the CDJFS.

2.       Data Certification:
              Pursuant to 42 CFR 438.604 and 42 CFR 438.606, MCPs are required to provide certification as to the accuracy, completeness, and truthfulness of data and documents submitted to ODJFS which may affect MCP payment.

         a. MCP Submissions: MCPs must submit the appropriate ODJFS-developed certification concurrently with the submission of the following data or documents:

                  i. Encounter Data [as specified in the Data Quality Appendix (Apendix L)]

                  ii. Prompt Pay Reports [as specified in the Fiscal Performance Appendix (Appendix J)]

                  iii. Cost Reports [as specified in the Fiscal Performance Appendix (Appendix J)]

         b. Source of Certification: The above MCP data submissions must be certified by one of the following:

                  i.       The MCP's Chief Executive Officer;

                  ii.      The MCP's Chief Financial Officer, or

                  iii. An individual who has delegated authority to sign for, or who reports directly to, the MCP's Chief Executive Officer or Chief Financial Officer.

                  ODJFS may also require MCPs to certify as to the accuracy, completeness, and truthfulness of additional submissions.

Appendix I
Page 3

3.       Prohibited Affiliations:

         Pursuant to 42 CFR 438.610, MCPs must not knowingly have a relationship with individuals debarred by Federal Agencies, as specified in Article XII of the Baseline Provider Agreement.

                                   APPENDIX J

                              FINANCIAL PERFORMANCE

1.       SUBMISSION OF FINANCIAL STATEMENTS AND REPORTS

         MCPs must submit the following financial reports to ODJFS:

         a. The National Association of Insurance Commissioners (NAIC) quarterly and annual Health Statements (hereafter referred to as the "Financial Statements"), as outlined in Ohio Administrative Code (OAC) rule 5101:3-26-09(B). The Financial Statements must include all required Health Statement filings, schedules and exhibits as stated in the NAIC Annual Health Statement Instructions including, but not limited to, the following sections: Assets, Liabilities, Capital and Surplus Account, Cash Flow, Analysis of Operations by Lines of Business, Five-Year Historical Data, and the Exhibit of Premiums, Enrollment and Utilization. The Financial Statements must be submitted to BMHC even if the Ohio Department of Insurance (ODI) does not require the MCP to submit these statements to ODI. A signed hard copy and an electronic copy of the reports in the NAIC-approved format must both be provided to ODJFS;

         b. Hard copies of annual financial statements for those entities who have an ownership interest totaling five percent or more in the MCP or an indirect interest of five percent or more, or a combination of direct and indirect interest equal to five percent or more in the MCP;

         c. Annual audited Financial Statements prepared by a licensed independent external auditor as submitted to the ODI, as outlined in OAC rule 5101:3-26-09(B);

         d. Medicaid Managed Care Plan Annual Ohio Department of Job and Family Services (ODJFS) Cost Report and the auditor's certification of the cost report, as outlined in OAC rule 5101:3-26-09(B);

         e. Annual physician incentive plan disclosure statements and disclosure of and changes to the MCP's physician incentive plans, as outlined in OAC rule 5101:3-26-09(B);

         f.       Reinsurance agreements, as outlined in OAC rule
                  5101:3-26-09(C);

         g.       Prompt Pay Reports, in accordance with OAC rule
                  5101:3-26-09(B)(3). A hard copy and an electronic copy of the reports must be provided to ODJFS;

         h. Notification of requests for information and copies of information released pursuant to a tort action (i.e., third party recovery), as outlined in OAC rule 5101:3-26-09.1;

Appendix J
Page 2

         i. Financial, utilization, and statistical reports, when ODJFS requests such reports, based on a concern regarding the MCP's quality of care, delivery of services, fiscal operations or solvency, in accordance with OAC rule 5101:3-26-06(D);

2.       FINANCIAL PERFORMANCE MEASURES AND STANDARDS

         This Appendix establishes specific expectations concerning the financial performance of MCPs. In the interest of administrative simplicity, nonduplication of areas of the ODI authority and its emphasis on the assurance of access to and quality of care, ODJFS will focus only on a limited number of indicators and related standards to monitor plan performance. The three indicators and standards for this contract period are identified below, along with the calculation methodologies. The source for each indicator will be the NAIC Quarterly and Annual Financial Statements.

         a.       INDICATOR:        WORTH AS MEASURED BY NEW WORTH PER MEMBER

                  Definition:       Net:Worth = Total Admitted Assets minus
                                    Total Liabilities divided by Total Members across all lines of business

                  Standard:         For the financial report that covers
                                    calendar year 2004, a minimum net worth per member of $113.00, as determined from the annual Financial Statement submitted to ODI and the ODJFS.

                                    The Net Worth Per Member (NWPM) standard is the Medicaid Managed Care Capitation amount paid to the MCP during the preceding calendar year, including delivery payments, but excluding the at-risk amount, expressed as a per-member per-month figure, multiplied by the applicable proportion below:

                                    0.75 if the MCP had a total membership of 100,000 or more during that calendar year

                                    0.90 if the MCP had a total membership of less than 100,000 for that calendar year

                                    If the MCP did not receive Medicaid Managed
                                    Care Capitation payments during the
                                    preceding calendar year, then the NWPM
                                    standard for the MCP is the average Medicaid
                                    Managed Care capitation amount paid to
                                    Medicaid-contracting MCPs during the
                                    preceding calendar year, including delivery payments, but excluding the at-risk amount, multiplied by the applicable proportion above.

Appendix J
Page 3

         b.       INDICATOR:        ADMINISTRATIVE EXPENSE RATIO

                  Definition:       Administrative Expense Ratio =
                                    Administrative Expenses divided by Total
                                    Revenue

                  Standard:         Administrative Expense Ratio less than or
                                    equal to 15%, as determined from the annual
                                    Financial Statement submitted to ODI and ODJFS.

         c.       INDICATOR:        OVERALL EXPENSE RATIO

                  Definition:       Overall Expense Ratio = The sum of the
                                    Administrative Expense Ratio and the Medical
                                    Expense Ratio

                                    Administrative Expense Ratio =
                                    Administrative Expenses divided by Total
                                    Revenue

                                    Medical Expense Ratio = Medical Expenses divided by Total Revenue

                  Standard:         Overall Expense Ration not to exceed 100% as
                                    determined from the annual Financial
                                    Statement submitted to ODI and ODJFS.

         Report Period: Compliance will be determined based on the annual Financial Statement.

         Penalty for noncompliance: Failure to meet any standard on 2.a., 2.b., or 2.c. above will result in ODJFS requiring the MCP to complete a corrective action plan (CAP) and specifying the date by which compliance must be demonstrated. Failure to meet the standard or otherwise comply with the CAP by the specified date will result in a new membership freeze unless ODJFS determines that the deficiency does not potentially jeopardize access to or quality of care or affect the MCP's ability to meet administrative requirements (e.g., prompt pay requirements). Justifiable reasons for noncompliance may include one-time events (e.g., MCP investment in information system products).

         In addition, ODJFS will review two liquidity indicators if a plan demonstrates potential problems in meeting related administrative requirements or the standards listed above. The two standards listed below reflect ODJFS' expected level of performance. At this time, ODJFS has not established penalties for noncompliance with these standards; however, ODJFS will consider the MCP's performance regarding the liquidity measures, in addition to indicators 2.a., 2.b., and 2.d., in determining whether to impose a new membership freeze, as outlined above, or to not issue or renew a contract with an MCP. The source for each indicator will be the NAIC Quarterly and annual Financial Statements.

Appendix J
Page 4

         Long-term investments that can be liquidated without significant penalty within 24 hours, which a plan would like to include in Cash and Short-Term Investments in the next two measurements, must be disclosed in footnotes on the NAIC Reports. Descriptions and amounts should be disclosed. Please note that "significant penalty" for this purpose is any penalty greater than 20%. Also, enter the amortized cost of the investment, the market value of the investment, and the amount of the penalty.

         d.       INDICATOR:        DAYS CASH ON HAND

                  Definition:       Days Cash on Hand = Cash and Short-Term
                                    Investments divided by (Total Hospital and Medical Expenses plus Total Administrative
                                    Expenses) divided by 365.

                  Standard:         Greater than 25 days as determined from the
                                    annual Financial Statement submitted to ODI and ODJFS.

         e.       INDICATOR:        RATIO OF CASH TO CLAIMS PAYABLE

                  Definition:       Ratio of Cash to Claims Payable = Cash and
                                    Short-Term Investments divided by claims
                                    Payable (reported and unreported).

                  Standard:         Greater than 0.83 as determined from the
                                    annual Financial Statement submitted to ODI and ODJFS.

         If the financial statement is not submitted to ODI by the due date, the MCP continues to be obligated to submit the report to ODJFS by ODI's originally specified due date unless the MCP requests and is granted an extension by ODJFS.

         Failure to submit complete quarterly and annual Financial Statements on a timely basis will be deemed a failure to meet the standards and will be subject to the noncompliance penalties listed for indicators 2.a., 2.b., and 2.c., including the imposition of a new membership freeze. The new membership freeze will take effect at the first of the month following the month in which the determination was made that the MCP was noncompliant for failing to submit financial reports timely.

 3.      REINSURANCE REQUIREMENTS

         Pursuant to the provisions of OAC rule 5101:3-26-09 (C), each MCP must carry reinsurance coverage from a licensed commercial carrier to protect against inpatient-related medical expenses incurred by Medicaid members. The annual deductible or retention amount for such insurance must be specified in the reinsurance agreement and must not exceed $75,000.00, except as provided below. Except for transplant services, and as provided below, this reinsurance must cover, at a minimum, 80% of inpatient costs incurred by one member in one year, in excess of $75,000.00. For transplant services, the reinsurance must cover, at a minimum, 50% of transplant related costs incurred by one member in one year, in excess of $75,000.00.

Appendix J
Page 5

         An MCP may request a higher deductible amount and/or that the reinsurance cover less than 80% of inpatient costs in excess of the deductible amount. In determining whether or not the request will be approved, the ODJFS may consider any or all of the following:

                  a. whether the MCP has sufficient reserves available to pay unexpected claims;

                  b. the MCP's history in complying with financial indicators 2.a., 2.b., and 2.c., as specified in this Appendix.

                  c.       the number of members covered by the MCP;

                  d. how long the MCP has been covering Medicaid or other members on a full risk basis.

         The MCP has been approved to have a reinsurance policy with a deductible amount of $75,000.00 that covers 80% of inpatient costs in excess of the deductible amount for non-transplant services.

         Penalty for noncompliance: If it is determined that an MCP failed to have reinsurance coverage, that an MCP's deductible exceeds $75,000.00 without approval from ODJFS, or that the MCP's reinsurance for non-transplant services covers less than 80% of inpatient costs in excess of the deductible incurred by one member for one year without approval from ODJFS, then the MCP will be required to pay a monetary penalty to ODJFS. The amount of the penalty will be the difference between the estimated amount, as determined by ODJFS, of what the MCP would have paid in premiums for the reinsurance policy if it had been in compliance and what the MCP did actually pay while it was out of compliance plus 5%. For example, if the MCP paid $3,000,000.00 in premiums during the period of non-compliance and would have paid $5,000,000.00 if the requirements had been met, then the penalty would be $2,100,000.00.

         If it is determined that an MCP's reinsurance for transplant services covers less than 50% of inpatient costs incurred by one member for one year, the MCP will be required to develop a corrective action plan
         (CAP).

4.       PROMPT PAY REQUIREMENTS

         In accordance with 42 CFR 447.46, MCPs must pay 90% of all submitted clean claims within 30 days of the date of receipt and 99% of such claims within 90 days of the date of receipt, unless the MCP and its contracted provider(s) have established an alternative payment schedule that is mutually agreed upon and described in their contract. The prompt pay requirement applies to the processing of both electronic and paper claims for contracting providers by the MCP and delegated claims processing entities.

         The date of receipt is the date the MCP receives the claim, as indicated by its date stamp on the claim. The date of payment is the date of the check or date of electronic payment transmission. A claim means a bill from a provider for health care services that is assigned a unique identifier. A claim does not include an encounter form.

Appendix J
Page 6

         A "claim" can include any of the following: (1) a bill for services;
         (2) a line item of services; or (3) all services for one recipient within a bill. A "clean claim" is a claim that can be processed without obtaining additional information from the provider of a service or from a third party.

         Clean claims do not include payments made to a provider of service or a third party where the timing of payment is not directly related to submission of a completed claim by the provider of service or third party (e.g., capitation). A clean claim also does not include a claim from a provider who is under investigation for fraud or abuse, or a claim under review for medical necessity.

         Penalty for noncompliance: Noncompliance with prompt pay requirements will result in progressive penalties to be assessed on a quarterly basis, as outlined in Appendix N of the Provider Agreement.

5.       PHYSICIAN INCENTIVE PLAN DISCLOSURE REQUIREMENTS

         If the MCP operates a physician incentive plan, no specific payment can be made directly or indirectly under this physician incentive plan to a physician or physician group as an inducement to reduce or limit medically necessary services furnished to an individual.

         If the physician incentive plan places a physician or physician group at substantial financial risk [as determined under paragraph (d) of 42 CFR 422.208] for services that the physician or physician group does not furnish itself, the MCP must assure that all physicians and physician groups at substantial financial risk have either aggregate or per-patient stop-loss protection in accordance with paragraph (f) of 42 CFR 422.208, and conduct periodic surveys in accordance with paragraph (h) of 42 CFR 422.208.

         In accordance with 42 CFR 417.479 and 42 CFR 422.210, MCPs must provide physician incentive plan disclosure statements and other information to ODJFS at the time requested by ODJFS.

         The MCP must disclose the types of physician incentive arrangements to ODJFS indicating whether they involve a withhold, bonus, capitation, or other arrangement. If a physician incentive arrangement involves a withhold or bonus, the MCP must disclose the percent of the withhold or bonus to ODJFS.

         The MCP must disclose the panel size for each physician incentive plan to the ODJFS. If patients are pooled, then the pooling method used to determine if substantial financial risk exists must also be disclosed.

         If more than 25% of the total potential payment of a physician/group is at risk for referral services, the MCP must provide a copy of the required patient satisfaction survey and assurance, in writing, to the ODJFS that the physician or physician group has adequate stop-loss protection, including noting the type of coverage (e.g., per member per year, aggregate), the threshold amounts, and any coinsurance required for amounts over the threshold.

Appendix J
Page 7

         Upon request by a member or a potential member and no later than 14 calendar days after the request, the MCP must provide the following information to the member: (1) whether the MCP uses a physician incentive plan that affects the use of referral services; (2) the type of incentive arrangement; (3) whether stop-loss protection is provided; and (4) a summary of the survey results if the MCP was required to conduct a survey. The information provided by the MCP must adequately address the member's request.

6.       NOTIFICATION OF REGULATORY ACTION

         Any MCP notified by the ODI of proposed or implemented regulatory action must report such notification and the nature of the action to ODJFS no later than one working day after receipt from ODI. The ODJFS may request, and the MCP must provide, any additional information as necessary to assure continued satisfaction of program requirements. MCPs may request that information related to such actions be considered proprietary in accordance with established ODJFS procedures. Failure to comply with this provision will result in an immediate membership freeze.

                                   APPENDIX K

             QUALITY ASSESSMENT AND PERFORMANCE IMPROVEMENT PROGRAM

As required by federal regulation, 42 CFR 438.240, each managed care plan (MCP) must have an ongoing Quality Assessment and Performance Improvement Program
(QAPI) that is annually prior-approved by the Ohio Department of Job and Family Services (ODJFS). The program must include the following elements:

1.       PERFORMANCE IMPROVEMENT PROJECTS

         Each MCP must conduct performance improvement projects (PIPs), including those specified by ODJFS. PIPs must achieve, through periodic measurements and intervention, significant and sustained improvement in clinical and non-clinical areas which are expected to have a favorable effect on health outcomes and satisfaction. MCPs must adhere to ODJFS PIP content and format specifications.

         All ODJFS-specified PIPs must be prior-approved by ODJFS. As part of the external quality review organization (EQRO) process, the EQRO will assist MCPs with conducting PIPs by providing technical assistance and will annually validate the PIPs. In addition, the MCP must annually submit to ODJFS the status and results of each PIP.

         Starting in State Fiscal Year (SFY) 2004, MCPs must initiate the following two (2) PIPs:

         a. Non-clinical Topic: Identifying children with special health care needs.

         b. Clinical Topic: Well-child visits during the first 15 months of life.

         Starting in SFY 2005, MCPs must initiate an additional PIP which will be specified by ODJFS. In addition, as noted in Appendix M, several of the Clinical Performance Measures, if a MCP fails to meet the Minimum Performance Standard, the MCP will be required to complete a PIP.

2.       UNDER- AND OVER-UTILIZATION

         Each MCP must have mechanisms in place to detect under- and over-utilization of health care services. The MCP must specify the mechanisms used to monitor utilization in its annual submission of the QAPI program to ODJFS.

         It should also be noted that pursuant to the program integrity provisions outlined in Appendix I, MCPs must monitor for the potential under- utilization of services by their members in order to assure that all Medicaid-covered services are being provided, as required. If any under-utilized services are identified, the MCP must immediately investigate and correct the problem(s) which resulted in such under-utilization of services.

Appendix K
Page 2

         In addition, beginning in SFY 2005, the MCP must conduct an ongoing review of service denials and must monitor utilization on an ongoing basis in order to identify services which may be under-utilized.

3.       SPECIAL HEALTH CARE NEEDS

         Each MCP must have mechanisms in place to assess the quality and appropriateness of care furnished to children with special health care needs. The MCP must specify the mechanisms used in its annual submission of the QAPI program to ODJFS.

4.       SUBMISSION OF DATA

         Each MCP must submit clinical performance measurement data as required by ODJFS that enables ODJFS to calculate standard measures. Refer to Appendix M "Performance Evaluation" for a more comprehensive description of the clinical performance measures.

         Each MCP must also submit clinical performance measurement data as required by ODJFS that uses standard measures as specified by ODJFS. MCPs are required to submit Health Employer Data Information Set (HEDIS) audited data for the following measures:

                  a.       Comprehensive Diabetes Care

                  b.       Child Immunization Status

                  c.       Adolescent Immunization Status

         The measures must have received a "report" designation from the HEDIS certified auditor and must be specific to the Medicaid population. Data must be submitted annually and in an electronic format. Data will be used for MCP clinical performance monitoring and will be incorporated into comparative reports developed by the EQRO.

         This requirement will be phased in over a two-year period. MCPs that do not have HEDIS-audited measures during calendar year (CY) 2004 will have the data collected and audited as part of the EQRO process. All MCPs will be required to submit the HEDIS-audited measures for the contract period beginning July 1, 2004.

5.       EQRO EVALUATION AND DEEMING

         The EQRO will conduct administrative compliance assessments and QAPI program reviews for each MCP every three (3) years. The review will cover all aspects of the QAPI program and other quality and care coordinator areas as specified by ODJFS. MCPs with accreditation from a national accrediting organization approved by the Centers for Medicare and Medicaid Services (CMS) may request to be `deemed' from the compliance review for accreditation standards that are in ODJFS' assessment, the same as ODJFS requirements.

Appendix K
Page 3

6.       MCP AND ODJFS ANNUAL EVALUATION

         Each MCP must annually submit an evaluation of the effectiveness and impact of their QAPI program. ODJFS will review the effectiveness of each MCP's QAPI by reviewing the MCP's self-evaluation, submission of required data, report on the status of each PIP provided by the MCP, the validation of the PIPs as conducted by the EQRO, and the EQRO's review of the MCP's QAPI functions.

7.       EXTERNAL QUALITY REVIEW MINIMUM SCORE

         As outlined in Appendix M, each MCP must achieve a minimum score of seventy- five percent (75%) for each clinical study and the administrative component. In addition, each MCP must achieve an overall score of at least seventy-five percent (75%).

         For all studies that are finalized during the contract period, if an MCP is noncompliant with the clinical study and administrative scoring requirements, a corrective action plan (CAP) must be developed by the MCP. Serious deficiencies in the overall score may result in immediate termination or non-renewal of the provider agreement (Examples of an external quality review serious deficiency is a score of less than seventy-five percent (75%) for each clinical study or a score of less than seventy-five percent (75%) for the administrative component with a score of less than seventy-five percent (75%) on the preponderance of clinical studies). Refer to Appendix M "Performance Evaluation" for a more comprehensive description of minimum performance standards.

                                   APPENDIX L

                                  DATA QUALITY

A high level of performance on the data quality measures established in this appendix is crucial in order for the Ohio Department of Job and Family Services (ODJFS) to determine the value of the Medicaid Managed Health Care Program and to evaluate Medicaid consumers' access to and quality of services. Data collected from MCPs are used in key performance assessments such as the external quality review, clinical performance measures, utilization review, care coordination and case management, and in determining incentives. The data will also be used in conjunction with the cost reports in setting the 2005 premium payment rates.

Data sets collected from MCPs with data quality standards include: encounter data; screening, assessment, and case management data; data used in the external quality review; members' PCP data; and appeal and grievance data.

1.       ENCOUNTER DATA

For detailed descriptions of the encounter data quality measures below, see ODJFS Methods for Encounter Data Quality Measures.

1.a.     ENCOUNTER DATA COMPLETENESS

Each MCP's encounter data submissions will be assessed for completeness. The MCP is responsible for collecting information from providers and reporting the data to ODJFS in accordance with program requirements established in Appendix C, MCP Responsibilities. Failure to do so jeopardizes the MCP's ability to demonstrate compliance with other performance standards.

1.a.i.   ENCOUNTER DATA VOLUME

Measure: The volume measure for each service category, as listed in Table 1 below, is the rate of utilization (e.g., discharges, visits) per 1,000 member months (MM).

Report Period: The report periods for the SFY 2004 and SFY 2005 contract periods are listed in the table below.

Appendix L
Page 2

                                      DATA SOURCE:
                                   ESTIMATED ENCOUNTER         QUARTERLY REPORT
QUARTERLY REPORT PERIODS             DATA FILE UPDATE        ESTIMATED ISSUE DATE        CONTRACT PERIOD
------------------------           -------------------       --------------------        ---------------
Qtr 1 2003                              July 2003                 August 2003
Qtr 1, Qtr2 2003                       October 2003              November 2003               SFY 2004
Qtr1 thru Qtr3 2003                    January 2004              February 2004
Qtr1 thru Qtr4 2003                     April 2004                 May 2004
Qtr1 thru Qtr4 2003 &
Qtr1 2004                                July 2004                August 2004
Qtr1 thru Qtr4 2003 &
Qtr1, Qtr2 2004                        October 2004              November 2004               SFY 2005
Qtr1 thru Qtr4 2003 &
Qtr1 thru Qtr3 2004                    January 2005              February 2005
Qtr1 thru Qtr4 2003 &
Qtr1 thru Qtr4 2004                     April 2005                 May 2005

Qtr1 = January to March                 Qtr3 = July to September
Qtr2 = April to June                    Qtr4 = October to December

Data Quality Standard: The utilization rate for all service categories listed in Table 1 must be equal to or greater than the standard established in Table 1 below.

TABLE 1. STANDARDS - ENCOUNTER DATA VOLUME

                                                     STANDARD FOR
                                                   DATES OF SERVICE
                                 MEASURE             ON OR AFTER
    CATEGORY                   PER 1,000/MM            1/1/2003                                   DESCRIPTION
------------------             ------------        ----------------                               -----------
Inpatient Hospital             Discharges                  5.4                  General/acute care, excluding newborns, and
                                                                                mental health and chemical dependency services
Emergency Department                                      51.6                  Includes physician and hospital emergency
                                                                                department encounters
Dental                                                    38.2                  Non-institutional and hospital outpatient dental
                                                                                visits
Vision                         Visits                     15.1                  Non-institutional and hospital outpatient
                                                                                optometry and ophthalmology visits
Primary & Specialist Care                                220.1                  Physician/practitioner and hospital outpatient
                                                                                visits
Ancillary Services                                       144.7                  Ancillary visits
Behavioral Health              Service                     7.6                  Inpatient and outpatient behavioral encounters
Pharmacy                       Prescriptions             388.5                  Prescribed drugs

Appendix L
Page 3

Determination of Compliance: Performance is monitored once every quarter for the entire report period. If the standard is not met for every service category in all quarters of the report period, then the MCP will be determined to be noncompliant for the report period.

Penalty for noncompliance: The first time an MCP is noncompliant with a standard for this measure, ODJFS will issue a Sanction Advisory informing the MCP that any future noncompliance instances with the standard for this measure will result in ODJFS imposing a monetary sanction. Upon all subsequent measurements of performance, if an MCP is again determined to be noncompliant with the standard, ODJFS will impose a monetary sanction (see Section 6) of two percent of the current month's premium payment. Monetary sanctions will not be levied for consecutive quarters that an MCP is determined to be noncompliant. If an MCP is noncompliant for three consecutive quarters, membership will be frozen. Once the MCP is determined to be compliant with the standard and the violations/deficiencies are resolved to the satisfaction of ODJFS, the penalties will be lifted, if applicable, and monetary sanctions will be returned. Special consideration will be made for MCPs with less than 1,000 members.

1.a.ii.  ENCOUNTER DATA OMISSIONS

Measure: Omission studies will evaluate the completeness of the encounter data. This study will compare the medical records of members during the time of membership to the encounters submitted. The encounters documented in the medical record that do not appear in the encounter data will be counted as omissions.

Report Period: In order to provide timely feedback on the omission rate of encounters, the report period will be the most recent from when the measure is initiated. This measure is conducted annually.

Medical records retrieval from the provider and submittal to ODJFS or its designee is an integral component of the omission measure. ODJFS has optimized the sampling to minimize the number of records required. This methodology requires a high record submittal rate. To aid MCPs in achieving a high submittal rate, ODJFS will give at least an 8 week period to retrieve and submit medical records as a part of the validation process. A record submittal rate will be calculated as a percentage of all records requested for the study.

Data Quality Standard: The data quality standard is a maximum omission rate of 35% for the study that will be finalized during contract period 2004, 15% for the study finalized during contract period 2005, and 5% for the study finalized during contract period 2006 and for subsequent studies.

Penalty for Noncompliance: The first time an MCP is noncompliant with a standard for this measure, ODJFS will issue a Sanction Advisory informing the MCP that any future noncompliance instances with the standard for this measure will result in ODJFS imposing a monetary sanction.

Appendix L
Page 4

Upon all subsequent measurements of performance, if an MCP is again determined to be noncompliant with the standard, ODJFS will impose a monetary sanction (see
Section 6) of one percent of the current month's premium payment. Once the MCP is performing at standard levels and violations/deficiencies are resolved to the satisfaction of ODJFS, the money will be refunded.

1.a.iii. INCOMPLETE OUTPATIENT HOSPITAL DATA

Since July 1, 1997, MCPs have been required to provide both the revenue code and the HCPCS code on applicable outpatient hospital encounters. ODJFS will be monitoring, on a quarterly basis, the percentage of hospital encounters which contain a revenue code and CPT/HCPCS code. A CPT/HCPCS code must accompany certain revenue center codes. These codes are listed in Appendix B of Ohio Administrative Code rule 5101:3-2-21 (fee-for-service outpatient hospital policies) and in the methods for calculating the completeness measures.

Measure: The percentage of outpatient hospital line items with certain revenue center codes, as explained above, which had an accompanying valid procedure (CPT/HCPCS) code.

Report Period: For the SFY 2004 contract period, performance will be evaluated using the following report periods: January - March, 2003; April - June, 2003; July - September, 2003; October - December, 2003. For the SFY 2005 contract period, performance will be evaluated using the following report periods:
January - March, 2004; April - June, 2004; July - September, 2004; October - December, 2004.

Data Quality Standard: The data quality standard is a minimum rate of 95%.

Penalty for noncompliance: The first time an MCP is noncompliant with a standard for this measure, ODJFS will issue a Sanction Advisory informing the MCP that any future noncompliance instances with the standard for this measure will result in ODJFS imposing a monetary sanction. Upon all subsequent quarterly measurements of performance, if an MCP is again determined to be noncompliant with the standard, ODJFS will impose a monetary sanction (see Section 6) of one percent of the current month's premium payment. Once the MCP is performing at standard levels and violations/deficiencies are resolved to the satisfaction of ODJFS, the money will be refunded.

1.a.iv.  INCOMPLETE DATA FOR LAST MENSTRUAL PERIOD

As outlined in ODJFS Encounter Data Specifications, the last menstrual period
(LMP) field is a required encounter data field. It is discussed in Item 14 of the AHCFA 1500 Billing Instructions.@ The date of the LMP is essential for calculating the clinical performance measures and allows the ODJFS to adjust performance expectations for the length of a pregnancy.

Appendix L
Page 5

The occurrence code and date fields on the UB-92, which are Aoptional@ fields, can also be used to submit the date of the LMP. These fields are described in Items 32a & b, 33a & b, 34a & b, 35a & b of the AInpatient Hospital@ and AOutpatient Hospital UB-92 Claim Form Instructions.@

An occurrence code value of A10 @ indicates that a LMP date was provided. The actual date of the LMP would be given in the AOccurrence Date@ field.

Measure: The percentage of recipients with a live birth during the SFY where a Avalid@ LMP date was given on one or more of the recipient's perinatal claims. If the LMP date is before the date of birth and there is a difference of between 119 and 315 days between the date the recipient gave birth and the LMP date, then the LMP date will be considered a valid date.

Report Period: For the SFY 2004 contract period, performance will be evaluated using the January - December, 2003 report period. For the SFY 2005 contract period, performance will be evaluated using the January - December, 2004 report period.

Data Quality Standard: The data quality standard is 70% for encounters with dates of service in CY 2003 and 80% for CY 2004 and thereafter.

Penalty for noncompliance: The first time an MCP is noncompliant with a standard for this measure, ODJFS will issue a Sanction Advisory informing the MCP that any future noncompliance instances with the standard for this measure will result in ODJFS imposing a monetary sanction. Upon all subsequent measurements of performance, if an MCP is again determined to be noncompliant with the standard, ODJFS will impose a monetary sanction (see Section 6) of one percent of the current month's premium payment. Once the MCP is performing at standard levels and violations/deficiencies are resolved to the satisfaction of ODJFS, the money will be refunded.

1.a.v.   REJECTED ENCOUNTERS

Encounters submitted to ODJFS that are incomplete or inaccurate are rejected and reported back to the MCPs on the Exception Report. If an MCP does not resubmit rejected encounters, ODJFS' encounter data set will be incomplete.

Measure 1 only applies to MCPs that have had Medicaid membership for more than one year.

Measure 1: The percentage of encounters submitted to ODJFS that are rejected.

Appendix L
Page 6

Report Period: For the SFY 2004 contract period, performance will be evaluated using the following report periods: April - June, 2003; July - September, 2003; October - December, 2003; and January - March, 2004. For the SFY 2005 contract period, performance will be evaluated using the following report periods: April
- June, 2004; July - September, 2004; October - December, 2004; and January - March, 2005.

Data Quality Standard 1: Data Quality Standard 1 is a maximum encounter data rejection rate of 20% for each tape format for encounters submitted in SFY 2003 and 10% thereafter.

Penalty for noncompliance with Data Quality Standard 1: The first time an MCP is noncompliant with a standard for this measure, ODJFS will issue a Sanction Advisory informing the MCP that any future noncompliance instances with the standard for this measure will result in ODJFS imposing a monetary sanction. Upon all subsequent measurements of performance, if an MCP is again determined to be noncompliant with the standard, ODJFS will impose a monetary sanction (see
Section 6) of one percent of the current month's premium payment. The monetary sanction will be applied for each tape format that is determined to be out of compliance. Once the MCP is performing at standard levels and violations/deficiencies are resolved to the satisfaction of ODJFS, the money will be refunded.

Measures 2 and 3 only apply to MCPs that have had Medicaid membership for one year or less.

Measure 2: The percentage of encounters submitted to ODJFS that are rejected.

Report Period: The report period for Measure 2 is three months. Results are calculated and performance is monitored quarterly. The first quarter begins with the first three months of enrollment.

Data Quality Standard 2: The data quality standard is a maximum encounter data rejection rate for each tape format as follows:

         First & second quarters with membership:             50%
         Third & fourth quarters with membership:             25%

Tapes that are totally rejected will not be considered in the determination of noncompliance.

Measure 3: The rate of encounters (encounters per 1,000 member months (MM)) submitted to ODJFS.

Report Period: The report period for Measure 3 is three months. Results are calculated and performance is monitored quarterly. The first quarter begins with the first three months of enrollment.

Data Quality Standard 3: The data quality standard is a monthly minimum accepted rate of encounters for each tape format as follows:

Appendix L
Page 7

First & second quarters with membership:    50 encounters per 1,000 MM for NCPDP
                                            65 encounters per 1,000 MM for NSF
                                            20 encounters per 1,000 MM for UB-92

Third & fourth quarters with membership:    250 encounters per 1,000 MM for NCPDP
                                            350 encounters per 1,000 MM for NSF
                                            100 encounters per 1,000 MM for UB-92

Penalty for Noncompliance with Data Quality Standard 2 or 3: If the MCP is determined to be noncompliant for either standard, ODJFS will impose a monetary sanction of one percent of the MCP's current month's premium payment. The monetary sanction will be applied only once per measure per compliance determination period and will not exceed a total of two percent of the MCP's current month's premium payment. Once the MCP is performing at standard levels and violations/deficiencies are resolved to the satisfaction of ODJFS, the money will be refunded. Special consideration will be made for MCPs with less than 1,000 members.

1.a.vi.  INCOMPLETE BIRTH WEIGHT DATA

Measure: The percentage of newborn delivery inpatient encounters during the state fiscal year which contained a birth weight. If a value of "88" through "96" is found on any of the five condition code fields on the UB-92 inpatient claim format, then the encounter will be considered to have a birth weight. The condition code fields are described in Items 24-30 of the "Inpatient Hospital, UB-92 Claim Form Instructions."

Report Period: For the SFY 2004 contract period, performance will be evaluated using the January - December, 2003 report period. For the SFY 2005 contract period, performance will be evaluated using the January - December, 2004 report period.

Data Quality Standard: The data quality standard is 50% for encounters with dates of service in CY 2003, 70% in CY 2004, and 90% in CY 2005 and thereafter.

Penalty for noncompliance: For report period CY 2003, if an MCP is noncompliant with the standard, then the ODJFS will issue a Sanction Advisory informing the MCP that a monetary sanction will be imposed if the MCP is noncompliant in any future report periods. For report period SFY 2004 and thereafter, if an MCP is determined to be noncompliant with the standard, ODJFS will impose a monetary sanction (see Section 6) of one percent of the current month's premium payment. Once the MCP is performing at standard levels and violations/deficiencies are resolved to the satisfaction of ODJFS, the money will be refunded.

Appendix L
Page 8

1.a.vii. CLINICAL PERFORMANCE MEASURES

Results that reflect clinical services rendered for the Clinical Performance Measures as described in Appendix M, Performance Evaluation, depend on complete encounter data. The completeness of the encounter data is assessed for all Clinical Performance Measures by calculating a composite score.

Report Period: For the SFY 2004 contract period, performance will be evaluated using the January - December, 2003 report period for the clinical performance measures. For the SFY 2005 contract period, performance will be evaluated using the January - December, 2004 report period. For the SFY 2004 contract period, the results of the following CY 2003 Clinical Performance Measures will be used to calculated the composite score:

1. Perinatal Care - Frequency of Ongoing Prenatal Care

2. Perinatal Care - Initiation of Prenatal Care

3. Perinatal Care - Low Birth Weight

4. Perinatal Care - Postpartum Care

5. Preventive Care for Children - Well-Child Visits

6. Use of Appropriate Medication for People with Asthma

7. Annual Dental Visits

The composite score will be determined by considering whether or not the MCP's results for each measure are within 70% of the results of the best performing MCP. Points will be awarded for each measure and summed to calculate the composite score. Points for each measure will be awarded as follows:

MCP's results below 70% of the results of the best performing MCP:              0 points
MCP's results equal to or above 70% of the results of the best performing MCP:  1 point

The maximum composite score attainable is seven. For measures with multiple components, each component will contribute equally to the score for the whole measure, e.g., the results for each of the three age ranges will contribute to one-third of the score of the well-child visit measure.

Monetary sanctions between 0% and 5 % of the current month's premium payment will be determined according to the following table:

Appendix L
Page 9

COMPOSITE SCORE          MONETARY SANCTION
      7                        0%
      6                        0%
      5                        0%
      4                        1%
      3                        2%
      2                        3%
      1                        4%
      0                        5%

In order to transition to the new method of calculating the clinical performance measures composite score for contract period SFY 2004, a one-time revision will be made in determining the method of refunding fines applied to the SFY 2002 results.

For MCPs that were sanctioned for low performance for SFY 2002 results, fines will be refunded only if an MCP's CY 2003 or CY 2004 composite score is high enough (5, 6, or 7) to result in no additional fine being applied.

For the SFY 2005 contract period and later, when each year's results for the Clinical Performance Measures are finalized, a new composite score will be determined and ODJFS will impose new monetary sanctions, if applicable. At this time, if the composite score is higher than the prior year, then the prior year's monetary sanctions related to this data quality measure will be refunded, if applicable. If a higher composite score is not achieved within two years of a monetary sanction imposed under this data quality measure, then the monetary sanction will not be refunded.

1.b.     ENCOUNTER DATA ACCURACY

As with data completeness, the MCPs are responsible for assuring the collection and submission of accurate data to ODJFS. Failure to do so jeopardizes the MCP's performance credibility and, if not corrected, will be assumed to indicate a failure in actual performance.

1.b.i.   ENCOUNTER DATA ACCURACY STUDY

Measure: ODJFS validates the encounter data by measuring the rate of agreement between encounters and the corresponding medical records. The focus of the accuracy study will be on delivery encounters. Its primary purpose will be to verify that MCPs submit encounter data accurately and to ensure only one payment is made per delivery. The rate of appropriate payments will be determined by comparing a sample of delivery payments to the medical record.

Appendix L
Page 10

Report Period: In order to provide timely feedback on the accuracy rate of encounters, the report period will be the most recent from when the measure is initiated. This measure is conducted annually.

Medical records retrieval from the provider and submittal to ODJFS or its designee is an integral component of the validation process. ODJFS has optimized the sampling to minimize the number of records required. This methodology requires a high record submittal rate. To aid MCPs in achieving a high submittal rate, ODJFS will give at least an 8 week period to retrieve and submit medical records as a part of the validation process. A record submittal rate will be calculated as a percentage of all records requested for the study.

Data Quality Standard 1: For results that are finalized during the contract year, the accuracy rate for encounters generating delivery payments is 100%.

Penalty for noncompliance: The MCP must participate in a detailed review of delivery payments made for deliveries during the report period. Any duplicate or unvalidated delivery payments must be returned to ODJFS.

Data Quality Standard 2:  A minimum record submittal rate of 85%

Penalty for noncompliance: For all encounter data accuracy studies that are completed during this contract period, if an MCP is noncompliant with the standard, ODJFS will impose a non-refundable $10,000 monetary sanction.

1.b.ii.  GENERIC PROVIDER NUMBER USAGE

Measure: This measure is the percentage of non-pharmacy encounters with the generic provider number. Providers submitting claims which do not have an MMIS provider number must be submitted to ODJFS with the generic provider number 9111115. All other encounters are required to have the MMIS provider number of the servicing provider. The report period for this measure is quarterly.

Report Period: For the SFY 2004 contract period, performance will be evaluated using the following report periods: January - March, 2003; April - June, 2003; July - September, 2003; October - December, 2003. For the SFY 2005 contract period, performance will be evaluated using the following report periods:
January - March, 2004; April - June, 2004; July - September, 2004; October - December, 2004.

Data Quality Standard: A maximum generic provider usage rate of 10%

Appendix L
Page 11

Penalty for noncompliance: The first time an MCP is noncompliant with a standard for this measure, ODJFS will issue a Sanction Advisory informing the MCP that any future noncompliance instances with the standard for this measure will result in ODJFS imposing a monetary sanction. Upon all subsequent measurements of performance, if an MCP is again determined to be noncompliant with the standard, ODJFS will impose a monetary sanction (see Section 6) of three percent of the current month's premium payment. Once the MCP is performing at standard levels and violations/deficiencies are resolved to the satisfaction of ODJFS, the money will be refunded.

1.c.     TIMELY SUBMISSION OF ENCOUNTER DATA

1.c.i.   TIMELINESS

ODJFS recommends submitting encounters no later than thirty-five days after the end of the month in which they were paid. ODJFS does not monitor standards specifically for timeliness, but the minimum claims volume (Section 1.a.i.) and the rejected encounter (Section 1.a.v.) standards are based on encounters being submitted within this time frame.

1.c.ii.  SUBMISSION OF ENCOUNTER DATA TAPES

MCP submissions of encounter data tapes to ODJFS are limited to two per format per month. Should an MCP wish to send additional tapes, permission to do so must be obtained by contacting BMHC. Information concerning the proper submission of encounter data may be obtained from the ODJFS Encounter Data File and Submission Specifications document. The MCP must submit a letter of certification, using the form required by ODJFS, with each encounter data tape. The letter of certification must be signed by the MCP's Chief Executive Officer (CEO), Chief Financial Officer (CFO), or an individual who has delegated authority to sign for, and who reports directly to, the MCP's CEO or CFO.

2.       SCREENING, ASSESSMENT, AND CASE MANAGEMENT DATA

ODJFS designed a screening, assessment, and case management system (SACMS) in order to monitor MCP compliance with program requirements specified in Appendix G, Coverage and Services. Each MCP's screening, assessment, and case management data submissions will be assessed for completeness and accuracy. The MCP is responsible for submitting a screening and assessment file (see Section 1.b. of Appendix M, Performance Evaluation, for exceptions to this requirement) and a case management file every month. Failure to do so jeopardizes the MCP's ability to demonstrate compliance with CSHCN requirements. For detailed descriptions of the screening, assessment, and case management measures below, see ODJFS Methods for Screening, Assessment, and Case Management Data Quality Measures.

Appendix L
Page 12

2.a.     SCREENING, ASSESSMENT, AND CASE MANAGEMENT SYSTEM DATA ACCURACY

2.a.i.   OPEN CASE MANAGEMENT SPANS FOR DISENROLLED MEMBERS

Measure: The percentage of the MCP's adult and children case management records in the Screening, Assessment, & Case Management System that have open case management date spans for members who have disenrolled from the MCP.

Report Period: For the SFY 2004 contract period, performance will be evaluated using the January - June, 2003 and July - December, 2003 report periods. For the SFY 2005 contract period, performance will be evaluated using the January - June, 2004 and July - December, 2004 report periods.

Data Quality Standard: A rate of open case management spans for disenrolled members of no more than one percent.

Penalty for noncompliance: If an MCP is noncompliant with the standard, then the ODJFS will issue a Sanction Advisory informing the MCP that a monetary sanction will be imposed if the MCP is noncompliant for any future report periods. Upon all subsequent semi-annual measurements of performance, if an MCP is again determined to be noncompliant with the standard, ODJFS will impose a monetary sanction of one-half of one percent of the current month's premium payment. Once the MCP is performing at standard levels and violations/deficiencies are resolved to the satisfaction of ODJFS, the money will be refunded.

2.b.     TIMELY SUBMISSION OF SCREENING AND ASSESSMENT FILES AND CASE MANAGEMENT
         FILES

Data Quality Submission Requirement: The MCP must submit Screening and Assessment and Case Management files on a monthly basis according to the specifications established in ODJFS Screening, Assessment, and Case Management File and Submission Specifications.

Penalty for noncompliance: See Appendix N, Compliance Assessment System, for the penalty for noncompliance with this requirement.

3.       EXTERNAL QUALITY REVIEW DATA

In accordance with federal law and regulations, ODJFS is required to conduct an independent quality review of contracting managed care plans. The OAC rule 5101:3-26-07(C) requires MCPs to submit data and information as requested by ODJFS or its designee for the annual external quality review.

Two information sources are integral to these studies: encounter data and medical records. Because encounter data is used to draw samples for the clinical studies, quality must be sufficient to ensure valid sampling.

Appendix L
Page 13

An adequate number of medical records must then be retrieved from providers and submitted to ODJFS or its designee in order to generalize results to all applicable members. To aid MCPs in achieving the required medical record submittal rate, ODJFS will give at least an eight week period to retrieve and submit medical records.

If an MCP does not complete a study because either their encounter data is of insufficient quality or too few medical records are submitted, accurate evaluation of clinical quality in the study area cannot be determined for the individual MCP and the assurance of adequate clinical quality for the program as a whole is jeopardized.

3.a.     INDEPENDENT EXTERNAL QUALITY REVIEW

Measure: The independent external quality review covers both administrative and clinical focus areas of study.

Report Period: The report period is one year. Results are calculated and performance is monitored annually. Performance is measured with each review.

Data Quality Standard 1: Sufficient encounter data quality in each study area to draw a sample as determined by the external quality review organization

Penalty for noncompliance with Data Quality Standard 1: For each study that is completed during this contract period, if an MCP is noncompliant with the standard, ODJFS will impose a non-refundable $10,000 monetary sanction.

Data Quality Standard 2: A minimum record submittal rate of 85 percent for each clinical measure.

Penalty for noncompliance for Data Quality Standard 2: For each study that is completed during this contract period, if an MCP is noncompliant with the standard, ODJFS will impose a non-refundable $10,000 monetary sanction.

4.       MEMBERS'PCP DATA

Data Quality Submission Requirement: The MCP must submit a Members' Designated PCP Data files on a monthly basis according to the specifications established in ODJFS Members' PCP Data File and Submission Specifications.

Penalty for noncompliance: See Appendix N, Compliance Assessment System, for the penalty for noncompliance with this requirement.

Appendix L
Page 14

5.       APPEALS AND GRIEVANCES DATA

Pursuant to OAC rule 5101:3-26-08.4, MCPs are required to submit information at least monthly to ODJFS regarding appeal and grievance activity. ODJFS requires these submissions to be in an electronic data file format pursuant to the Appeal File and Submission Specifications and Grievance File and Submission Specifications.

The appeal data file and the grievance data file must include all appeal and grievance activity, respectively, for the previous month, and must submitted by the ODJFS-specified due date. These data files must be submitted in the ODJFS-specified format and with the ODJFS-specified filename in order to be successfully processed.

Penalty for noncompliance: MCPs who fail to submit their monthly electronic data files to the ODJFS by the specified due date or who fail to resubmit, by no later than the end of that month, a file which meets the data quality requirements will be subject to penalty as stipulated under the Compliance Assessment System (Appendix N).

6.       NOTES

6.a.     PENALTIES, INCLUDING MONETARY SANCTIONS, FOR NONCOMPLIANCE

Penalties for noncompliance with standards outlined in this appendix, including monetary sanctions, will be imposed as the results are finalized. Penalties for noncompliance on an individual measure for each period compliance is determined in this appendix will not exceed $300,000. With the exception of Sections 1.a.i. and 1.a.v., no monetary sanctions described in this appendix will be imposed if the MCP is in its first contract year of Medicaid program participation.

Refundable monetary sanctions will be based on the premium payment in the month of the cited deficiency and due within 30 days of notification by ODJFS to the MCP of the amount. Any monies collected through the imposition of such a sanction will be returned to the MCP (minus any applicable collection fees owed to the Attorney General's Office, if the MCP has been delinquent in submitting payment) after the MCP has demonstrated full compliance with the particular program requirement and the violations/deficiencies are resolved to the satisfaction of ODJFS. If an MCP does not comply within two years of the date of notification of noncompliance, then the monies will not be refunded.

6.b.     COMBINED REMEDIES

If ODJFS determines that one systemic problem is responsible for multiple deficiencies, ODJFS may impose a combined remedy which will address all areas of deficient performance. The total fines assessed in any one month will not exceed 15% of the MCP's monthly premium payment.

Appendix L
Page 15

6.c.     MEMBERSHIP FREEZES

MCPs found to have a pattern of repeated or ongoing noncompliance may be subject to a membership freeze.

6.d.     RECONSIDERATION

Requests for reconsideration of monetary sanctions and enrollment freezes may be submitted as provided in Appendix N, Compliance Assessment System.

6.e.     CONTRACT TERMINATION, NONRENEWALS, OR DENIALS

Upon termination either by the MCP or ODJFS, nonrenewal, or denial of an MCP provider agreement, all previously collected refundable monetary sanctions will be retained by ODJFS.

                                   APPENDIX M

                             PERFORMANCE EVALUATION

This appendix establishes minimum performance standards for managed care plans
(MCPs) in key program areas. The intent is to maintain accountability for contract requirements. Performance will be evaluated in the categories of Quality of Care, Access, Consumer Satisfaction, and Administrative Capacity. Each performance measure has an accompanying minimum performance standard. MCPs with performance levels below the minimum performance standards will be required to take corrective action. Selected measures in this appendix will be used to determine incentives as specified in Appendix O, Performance Incentives.

1.       QUALITY OF CARE

1.a.     INDEPENDENT EXTERNAL QUALITY REVIEW

In accordance with federal law and regulations state Medicaid agencies must annually provide for an external review of the quality outcomes and timeliness of, and access to, services provided by Medicaid-contracting MCPs (42 CFR 438.204(d)). The external review assist the state in assuring MCP compliance with program requirements and facilitates the collection of accurate and reliable information concerning MCP performance.

Measure: The independent external quality review covers both an administrative component and clinical focus areas of study. The overall score is weighted to emphasize clinical performance.

Report Period: For the SFY 2004 contract period, performance will be evaluated using the reviews that are finalized during SFY 2004.

Minimum Performance Standard 1: A minimum score of 75% for each clinical study and the administrative component.

Action Required for Noncompliance with the Minimum Performance Standard 1: For all studies that are finalized during this contract period, if an MCP is noncompliant with the standard, then the MCP is required to complete a Performance Improvement Project, as described in Appendix K, Quality Assessment and Performance Improvement Program, to address the area(s) of noncompliance.

Minimum Performance Standard 2: Each MCP must achieve an overall score of at least 75%.

Penalty for Noncompliance with the Minimum Performance Standard 2: A serious deficiency may result in immediate termination or nonrenewal of the provider agreement. (Examples of a external quality review serious deficiency is a score of less than 75 percent for each clinical study or a score of less than 75 percent for the administrative component with a score of less than 75 percent on the preponderance of clinical studies).

Appendix M
Page 2

1.b.     CHILDREN WITH SPECIAL HEALTH CARE NEEDS (CSHCN)

In order to ensure state compliance with federal requirements under the 1915(b) Medicaid managed care waiver program authority, as well as the provisions of 42 CFR 438.208, the Bureau of Managed Health Care established Children with Special Health Care Needs (CSHCN) basic program requirements in Appendix G, Coverage and Services, and corresponding minimum performance standards as described below. The purpose of these measures is to improve identification and screening, assure a thorough and comprehensive assessment, and provide appropriate and targeted case management services to CSHCN. For a comprehensive description of the CSHCN measures below, see ODJFS Methods for Children with Special Health Care Needs Performance Measures.

Data Submission Requirement and Performance Measures Exceptions: Screening and assessment files are not required to be submitted to ODJFS as described in Appendix G, Coverage and Services, and measures pertaining to the screening and assessment of newly-enrolled children as described in this Appendix, Sections 1.b.i. and ii do not apply if an MCP meets one of the two following criteria:

         - An MCP meets the performance target of 5.0% for the Case Management of Newly-Enrolled Children measure as described in
                  Section 1.b.iii.; or

         - An MCP meets the 60% minimum performance standard for the Identification of Newly-Enrolled Children with Special Health Care Needs measure as described in Section 1.b.i, and during the same evaluation period meet the 85% minimum performance standard for the Assessment of Newly-Enrolled Children measure as described in Section 1.b.ii.

The frequency of measurement to determine this reporting and performance measures exception is monthly and is based on a six month rolling period.

1.b.i    IDENTIFICATION OF NEWLY-ENROLLED CHILDREN WITH SPECIAL HEALTH CARE
         NEEDS

Measure: The adjusted percentage of newly-enrolled children 6 months and over and under 21 years of age that are identified within 60 days of the effective date of enrollment, of those children expected to be screened.

Note: See Appendix G.ii., for identification methods. For all newly-enrolled members who were not screened at the time of enrollment by the Selection Services Contractor (SSC) and are not identified as CSHCN through an administrative review, MCPs must use the ODJFS CSHCN Screening Questions to identify potential CSHCN.

Note: This measure was transitioned from a data quality measure in SFY 2003 to a performance measure for SFY 2004 and thereafter.

Appendix M
Page 3

Report Period: The first report period using the revised methods is January - June, 2003. For the SFY 2004 contract period, performance will be evaluated using the January - June, 2003 and July - December, 2003 report periods. For the SFY 2005 contract period, performance will be evaluated using the January - June, 2004 and July - December, 2004 report periods.

Minimum Performance Standard:  A minimum adjusted screening rate of 60%.

Penalty for Noncompliance: If the MCP is noncompliant with the standard for the first time in contract year SFY 2004, ODJFS will issue a Sanction Advisory informing the MCP that any future noncompliance instances with the standard for this measure will result in ODJFS imposing a monetary sanction. For MCPs that were determined to be noncompliant with this standard during contract year SFY 2003, or for MCPs that are determined to be noncompliant in contract year SFY 2004, upon all subsequent semi-annual measurements of performance, if an MCP is again determined to be noncompliant with the standard, ODJFS will impose a monetary sanction (see Section 5) of one half of one percent of the current month's premium payment. Once the MCP is performing at standard levels and the violations/deficiencies are resolved to the satisfaction of ODJFS, the money will be refunded.

1.b.ii.  ASSESSMENT OF NEWLY-ENROLLED CHILDREN

Measure: The adjusted percentage of newly-enrolled children 6 months and over and under 21 years of age with a positive identification that are assessed within 120 days of the effective date of enrollment, of those members expected to be assessed.

Report Period: The first report period using the revised methods is January - June, 2003. For the SFY 2004 contract period, performance will be evaluated using the January - June, 2003 and July - December 2003 report periods. For the SFY 2005 contract period, performance will be evaluated using the January - June, 2004 and July - December 2004 report periods.

Minimum Performance Standard:  A minimum adjusted assessment rate of 85%.

Penalty for Noncompliance: The first time an MCP is noncompliant with a standard for this measure, ODJFS will issue a Sanction Advisory informing the MCP that any future noncompliance instances with the standard for this measure will result in ODJFS imposing a monetary sanction. Upon all subsequent semiannual measurements of performance, if an MCP is again determined to be noncompliant with the standard, ODJFS will impose a monetary sanction (see Section 5) of one half of one percent of the current month's premium payment. Once the MCP is performing at standard levels and the violations/deficiencies are resolved to the satisfaction of ODJFS, the money will be refunded.

1.b.iii. CASE MANAGEMENT OF NEWLY-ENROLLED CHILDREN

Measure: The percent of newly-enrolled children 6 months and over and under 21 years of age that receive case management services.

Appendix M
Page 4

Report Period: For the SFY 2004 contract period, performance will be evaluated using the September, 2002 - February, 2003, report period. Thereafter rolling semiannual periods will be used to determine screening and assessment reporting exemptions.

Minimum Performance Standard:  A minimum case management rate of 5.0%.

Note: There is not a performance standard or penalty for noncompliance for this measure. This measure will be used to determine whether MCPs are required to submit screening and assessment files and if measures pertaining to the screening and assessment of new members will be applied (see Section 1. b.).

1.b.iv. CASE MANAGEMENT OF CHILDREN

Measure: The average monthly case management rate for children 6 months and over and under 21 years of age.

Report Period and Frequency of Measurement: For the SFY 2004 contract period, a baseline level of performance will be set using the July-December, 2003 report period. For the SFY 2005 contract period, performance will be evaluated using the January-June, 2004 and July-December, 2004 report periods.

Performance Target: A minimum case management rate of 5.0%.

Minimum Performance Standard: For results that are below the performance target the performance standard is an improvement level that results in a 20% decrease between the target and the previous reporting periods results. For MCPs that reach or surpass the performance target, then the standard is to keep the results at or above the performance target.

Penalty for Noncompliance: The first time an MCP is noncompliant with a standard for this measure, ODJFS will issue a Sanction Advisory informing the MCP that any future noncompliance instances with the standard for this measure will result in ODJFS imposing a monetary sanction. Upon all subsequent semi-annual measurements of performance, if an MCP is again determined to be noncompliant with the standard, ODJFS will impose a monetary sanction (see Section 5) of one half of one percent of the current months premium payment. Once the MCP is performing at standard levels and the violations/deficiencies are resolved to the satisfaction of ODJFS, the money will be refunded.

1.b.v. CASE MANAGEMENT OF NEWLY-ENROLLED CHILDREN WITH ODJFS-MANDATED CONDITIONS

Measure: The percentage of newly-enrolled children 6 months and over and under 21 years of age with a positive assessment for the ODJFS-mandated case management conditions of asthma and diabetes that are case managed.

Report Period for the Asthma & Diabetes Mandated Conditions: For the SFY 2004 contract period, performance results will be reported for the July-December 2002 report period.

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Appendix M
Page 5

This is the final report period to be monitored. Note the following exception for MCPs exempt from submitting screening and assessment files (see Section 1.b.): For MCPs meeting the performance target of 5.0% for the Case Management of Newly-Enrolled Children measure prior to July 1, 2003, performance will be evaluated using the July-September, 2002 report period.

Minimum Performance Standard: A minimum case management rate of 70%.

Determination of Incentives: The MCP's performance on this measure will be used in determining the MCP's overall performance level in contract period SFY 2003. In determining the status of the at risk amount for the contract period SFY 2003 and any additional incentive payments, only results for the asthma condition for this measure will be used.

1.b.vi. CASE MANAGEMENT OF CHILDREN WITH AN ODJFS-MANDATED CONDITION

Measure 1: The percent of children 6 months and over and under 21 years of age with a positive identification through an ODJFS administrative review of data for the ODJFS-mandated case management condition of asthma that are case managed.

Report Period: For the SFY 2004 contract period, a baseline level of performance will be set using the January-March, 2004 report period. For the SFY 2005 contract period, performance will be evaluated using the July-September, 2004 and January-March, 2005 report periods.

Measure 2: The percent of children under 17 years of age with a positive identification through an ODJFS administrative review of data for the ODJFS-mandated case management condition of teen pregnancy.

Report Period: For the SFY 2004 contract period, a baseline level of performance will be set using the January-June, 2004 report period. For the SFY 2005 contract period, performance will be evaluated using the July-December, 2004 report period.

Measure 3: The percent of children 6 months and over and under 21 years of age with a positive identification through an ODJFS administrative review of data for the ODJFS-mandated case management condition of HIV/AIDS that are case managed.

Report Period: For the SFY 2004 contract period, performance results will be reported for January-March, 2003 and July-September, 2003. A baseline level of performance will be set using the January-March, 2004 report period. For the SFY 2005 contract period, performance will be evaluated using the July-September, 2004 and January-March, 2005 report periods.

Performance Target for Measures 1, 2, and 3: A minimum case management rate of 80%.

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Appendix M
Page 6

Minimum Performance Standard for Measures 1, 2, and 3: For results that are below the performance target the performance standard is an improvement level that results in a 20% decrease between the target and the previous reporting periods results. For MCPs that reach or surpass the performance target, then the standard is to keep the results at or above the performance target.

Penalty for Noncompliance: The first time an MCP is noncompliant with the standard for measures 1 or 2, ODJFS will issue a Sanction Advisory informing the MCP that any future noncompliance instances with the standard for this measure will result in ODJFS imposing a monetary sanction. Upon all subsequent semi-annual measurements of performance, if an MCP is again determined to be noncompliant with the standard for measures 1 or 2, ODJFS will impose a monetary sanction (see Section 5) of one half of one percent of the current months premium payment. Once the MCP is performing at standard levels and the violations/deficiencies are resolved to the satisfaction of ODJFS, the money will be refunded. Note: For SFY 2004, measure 3 is a reporting-only measure. For SFY 2005, penalties will be applied for noncompliance with the minimum performance standard for measure 3.

1.c. CLINICAL PERFORMANCE MEASURES

MCP performance will be assessed based on the analysis of submitted encounter data for each year. For certain measures, standards are established; the identification of these standards is not intended to limit the assessment of other indicators for performance improvement activities. Performance on multiple measures will be assessed and reported to the MCPs and others, including Medicaid consumers.

The clinical performance measures described below closely follow the National Committee for Quality Assurance's Health Plan Employer Data and Information Set (HEDIS). Minor adjustments to HEDIS measures were required to account for the differences between the commercial population and the Medicaid population such as shorter and interrupted enrollment periods. For a comprehensive description of the clinical performance measures below, see ODJFS Methods for Clinical Performance Measures.

Report Period: For the SFY 2004 contract period, performance will be evaluated using the January-December, 2003 report period for the clinical performance measures. For the SFY 2005 contract period, performance will be evaluated using the January-December, 2004 report period.

1.c.i. PERINATAL CARE-FREQUENCY OF ONGOING PRENATAL CARE

Measure: The percentage of enrolled women with a live birth during the year who received the expected number of prenatal visits. The number of observed versus expected visits will be adjusted for length of enrollment.

Target: 80% of the eligible population must receive 81% or more of the expected number of prenatal visits.

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Appendix M
Page 7

Minimum Performance Standard: The level of improvement must result in at least a 10% decrease in the difference between the target and the previous report period's results. (For example, if last year's results were 20%, then the difference between the target and last year's results is 60%. In this example, the standard is an improvement in performance of 10% of this difference or 6%. In this example, results of 26% or better would be compliant with the standard.)

Action Required for Noncompliance: If the standard is not met and the results are below 42%, then the MCP is required to complete a Performance Improvement Project, as described in Appendix K, Quality Assessment and Performance Improvement Program, to address the area of noncompliance.

If the standard is not met and the results are at or above 42%, then ODJFS will issue a Quality Improvement Directive which will notify the MCP of noncompliance and may outline the steps that the MCP must take to improve the results.

1.c.ii. PERINATAL CARE-INITIATION OF PRENATAL CARE

Measure: The percentage of enrolled women with a live birth during the year who had a prenatal visit within 42 days of enrollment or by the end of the first trimester for those women who enrolled in the MCP during the early stages of pregnancy.

Target: 90% of the eligible population initiate prenatal care within the specified time.

Minimum Performance Standard: The level of improvement must result in at least a 10% decrease in the difference between the target and the previous year's results.

Action Required for Noncompliance: If the standard is not met and the results are below 71%, then the MCP is required to complete a Performance Improvement Project, as described in Appendix K, Quality Assessment and Performance Improvement Program, to address the area of noncompliance. If the standard is not met and the results are at or above 71%, then ODJFS will issue a Quality Improvement Directive which will notify the MCP of noncompliance and may outline the steps that the MCP must take to improve the results.

1.c.iii. PERINATAL CARE-LOW BIRTH WEIGHT

NOTE: This measure will be replaced by the measure described in 1.c.viii., Lead Screening. Beginning with contract year SFY 2005, there will no longer be a performance standard or action required for the low birth weight measure.

Measure: The percentage of women enrolled in the MCP who delivered a low birth weight (less than 2500 grams) baby.

Target: A maximum of 6% of the eligible women deliver a low birth weight baby.

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Appendix M
Page 8

Minimum Performance Standard: The standard is a level of improvement resulting in at least a 5% decrease in the difference between the target and the previous year's results. (For example, if last year's results were 8%, then the difference between the target and last year's results is 2%. In this example, the standard is an improvement in performance of 5% of this difference or 0.1%. In this example, results of 7.9% or lower would be compliant with the standard.) For contract year 2005 and thereafter, there is no longer a performance standard for this measure.

Action Required for Noncompliance: If the standard is not met and the results are above 7.6%, then the MCP is required to complete a Performance Improvement Project, as described in Appendix K, Quality Assessment and Performance Improvement Program, to address the area of noncompliance. If the standard is not met and the results are at or below 7.6%, then ODJFS will issue a Quality Improvement Directive which will notify the MCP of noncompliance and may outline the steps that the MCP must take to improve the results.

1.c.iv. PERINATAL CARE-POSTPARTUM CARE

Measure: The percentage of women who delivered a live birth who had a postpartum visit on or between 21 days and 56 days after delivery.

Target: At least 80% of the eligible population must receive a postpartum visit.

Minimum Performance Standard: The level of improvement must result in at least a 5% decrease in the difference between the target and the previous year's results.

Action Required for Noncompliance: If the standard is not met and the results are below 48%, then the MCP is required to complete a Performance Improvement Project, as described in Appendix K, Quality Assessment and Performance Improvement Program, to address the area of noncompliance. If the standard is not met and the results are at or above 48%, then ODJFS will issue a Quality Improvement Directive which will notify the MCP of noncompliance and may outline the steps that the MCP must take to improve the results.

1.c.v. PREVENTIVE CARE FOR CHILDREN-WELL-CHILD VISITS

Measure: The percentage of children who received the expected number of well-child visits adjusted by age and enrollment. The expected number of visits is as follows:

Children who turn 15 months old: six or more well-child visits.

Children who were 3, 4, 5, or 6, years old: one or more well-child visits.

Children who were 12 through 21 years old: one or more well-child visits.

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Appendix M
Page 9

Target: At least 80% of the eligible children receive the expected number of well-child visits.

Minimum Performance Standard for Each of the Age Groups: The level of improvement must result in at least a 10% decrease in the difference between the target and the previous year's results.

Action Required for Noncompliance (15 month old age group): If the standard is not met and the results are below 34%, then the MCP is required to complete a Performance Improvement Project, as described in Appendix K, Quality Assessment and Performance Improvement Program, to address the area of noncompliance. If the standard is not met and the results are at or above 34%, then ODJFS will issue a Quality Improvement Directive which will notify the MCP of noncompliance and may outline the steps that the MCP must take to improve the results.

Action Required for Noncompliance (3-6 year old age group): If the standard is not met and the results are below 50%, then the MCP is required to complete a Performance Improvement Project, as described in Appendix K, Quality Assessment and Performance Improvement Program, to address the area of noncompliance. If the standard is not met and the results are at or above 50%, then ODJFS will issue a Quality Improvement Directive which will notify the MCP of noncompliance and may outline the steps that the MCP must take to improve the results.

Action Required for Noncompliance (12-21 year old age group): If the standard is not met and the results are below 30%, then the MCP is required to complete a Performance Improvement Project, as described in Appendix K, Quality Assessment and Performance Improvement Program, to address the area of noncompliance. If the standard is not met and the results are at or above 30%, then ODJFS will issue a Quality Improvement Directive which will notify the MCP of noncompliance and may outline the steps that the MCP must take to improve the results.

1.c.vi. USE OF APPROPRIATE MEDICATIONS FOR PEOPLE WITH ASTHMA

Measure: The percentage of members with persistent asthma who were enrolled for at least 11 months with the plan during the year and who received prescribed medications acceptable as primary therapy for long-term control of asthma.

Target: 80% of the eligible population must receive the recommended medications.

Minimum Performance Standard: The level of improvement must result in at least a 10% decrease in the difference between the target and the previous year's results.

Action Required for Noncompliance: If the standard is not met and the results are below 54%, then the MCP is required to complete a Performance Improvement Project, as described in Appendix K, Quality Assessment and Performance Improvement Program, to address the area of noncompliance. If the standard is not met and the results are at or above 54%, then ODJFS will issue a Quality Improvement Directive which will notify the MCP of noncompliance and may outline the steps that the MCP must take to improve the results.

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Appendix M
Page 10

1.c.vii. ANNUAL DENTAL VISITS

Measure: The percentage of enrolled members age 4 through 21 who were enrolled for at least 11 months with the plan during the year and who had at least one dental visit during the year.

Target: At least 60% of the eligible population receive a dental visit.

Minimum Performance Standard: The level of improvement must result in at least a 10% decrease in the difference between the target and the previous year's results.

Action Required for Noncompliance: If the standard is not met and the results are below 40%, then the MCP is required to complete a Performance Improvement Project, as described in Appendix K, Quality Assessment and Performance Improvement Program, to address the area of noncompliance. If the standard is not met and the results are at or above 40%, then ODJFS will issue a Quality Improvement Directive which will notify the MCP of noncompliance and may outline the steps that the MCP must take to improve the results.

1.c.viii. LEAD SCREENING

NOTE: For contract year SFY 2004 this is a reporting measure only. This measure will replace the Perinatal Care-Birth Weight measure described in Section I.c.iii. of this Appendix in contract year SFY 2005.

Measure: The percentage of one and two year olds who received a blood lead screening by age group.

Target: At least 80% of the eligible population receive a blood lead screening.

Minimum Performance Standard for Each of the Age Groups: For contract year SFY 2004, there is no performance standard. For contract year SFY 2005 and thereafter, the level of improvement must result in at least a 10% decrease in the difference between the target and the previous year's results.

Action Required for Noncompliance (1 year olds): For contract year SFY 2004, there is no action required. For contract year SFY 2005 and thereafter, if the standard is not met and the results are below 45% then the MCP is required to complete a Performance Improvement Project, as described in Appendix K, Quality Assessment and Performance Improvement Program, to address the area of noncompliance. If the standard is not met and the results are at or above 45%, then ODJFS will issue a Quality Improvement Directive which will notify the MCP of noncompliance and may outline the steps that the MCP must take to improve the results.

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Appendix M
Page 11

Action Required for Noncompliance (2 year olds): For contract year SFY 2004, there is no action required. For contract year SFY 2005 and thereafter, if the standard is not met and the results are below 35% then the MCP is required to complete a Performance Improvement Project, as described in Appendix K, Quality Assessment and Performance Improvement Program, to address the area of noncompliance. If the standard is not met and the results are at or above 35%, then ODJFS will issue a Quality Improvement Directive which will notify the MCP of noncompliance and may outline the steps that the MCP must take to improve the results.

2. ACCESS

Performance in the Access category will be determined by the following measures:
Primary Care Physician (PCP) Turnover, Childrens Access to Primary Care, and Adults Access to Preventive/Ambulatory Health Services. For a comprehensive description of the access performance measures below, see ODJFS Methods for Access Performance Measures.

2.a. PCP TURNOVER

A high PCP turnover rate may affect continuity of care and may signal poor management of providers. However, some turnover may be expected when MCPs end contracts with physicians who are not adhering to the MCP's standard of care. Therefore, this measure is used in conjunction with the children and adult access measures to assess performance in the access category.

Measure: The percentage of primary care physicians affiliated with the MCP as of the beginning of the measurement year who were not affiliated with the MCP as of the end of the year.

Report Period: For the SFY 2004 contract period, performance will be evaluated using the January-December, 2003 report period. For the SFY 2005 contract period, performance will be evaluated using the January-December, 2004 report period.

Minimum Performance Standard: A maximum PCP Turnover rate of 18 percent.

Action Required for Noncompliance: MCPs are required to perform a causal analysis of the high PCP turnover rate and assess the impact on timely access to health services, including continuity of care. If access has been reduced or coordination of care affected, then the MCP must develop and implement an action plan to address the findings.

2.b. CHILDREN'S ACCESS TO PRIMARY CARE

This measure indicates whether children aged 12 months to 11 years are accessing PCPs for sick or well-child visits.

Measure: The percentage of members age 12 months to 11 years who had a visit with an MCP PCP-type provider.

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Appendix M
Page 12

Report Period: For the SFY 2004 contract period, performance will be evaluated using the January-December, 2003 report period. For the SFY 2005 contract period, performance will be evaluated using the January-December, 2004 report period.

Minimum Performance Standard: 70% of the children must receive a visit.

Penalty for Noncompliance: If an MCP is noncompliant with the Minimum Performance Standard, then the MCP must develop and implement a corrective action plan.

2.c. ADULTS' ACCESS TO PREVENTIVE/AMBULATORY HEALTH SERVICES

This measure indicates whether adult members are accessing health services.

Measure: The percentage of members age 20 and older who had an ambulatory or preventive-care visit.

Report Period: For the SFY 2004 contract period, performance will be evaluated using the January-December, 2003 report period. For the SFY 2005 contract period, performance will be evaluated using the January-December, 2004 report period.

Minimum Performance Standard : 65% of the adults must receive a visit.

Penalty for Noncompliance: If an MCP is noncompliant with the Minimum Performance Standard, then the MCP must develop and implement a corrective action plan.

3. CONSUMER SATISFACTION

In accordance with federal requirements and in the interest of assessing enrollee satisfaction with MCP performance, ODJFS periodically conducts independent consumer satisfaction surveys. Results are used to assist in identifying and correcting MCP performance overall and in the areas of access, quality of care, and member services. Performance in this category will be determined by the overall satisfaction score. For a comprehensive description of the Consumer Satisfaction performance measure below, see ODJFS Methods for Consumer Satisfaction Performance Measures.

Measure: Overall Satisfaction with MCP: The average rating of the respondents to the Consumer Satisfaction Survey who were asked to rate their overall satisfaction with their MCP. The results of this measure are reported annually.

Report Period: For the SFY 2004 contract period, performance will be evaluated using the results from the most recent annual survey performed.

Minimum Performance Standard: An average score of no less than 7.0.

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Appendix M
Page 13

Penalty for noncompliance: If an MCP is determined noncompliant with the Minimum Performance Standard, then the MCP must develop a corrective action plan and provider agreement renewals may be affected.

4. ADMINISTRATIVE CAPACITY

The ability of an MCP to meet administrative requirements has been found to be both an indicator of current plan performance and a predictor of future performance. Deficiencies in administrative capacity make the accurate assessment of performance in other categories difficult, with findings uncertain. Performance in this category will be determined by the Compliance Assessment System, assessment of enrollees screened positive for special health needs, and the emergency department diversion program. For a comprehensive description of the Administrative Capacity performance measures below, see ODJFS Methods for Administrative Capacity Performance Measures.

4.a. COMPLIANCE ASSESSMENT SYSTEM

Measure: The number of points accumulated for one contract year (one state fiscal year) through the Compliance Assessment System.

Report Period: For the SFY 2004 contract period, performance will be evaluated using the July, 2003 - June, 2004 report period. This measure will only apply to incentives applicable to SFY 2003. The method for determining incentives for SFY 2004 will not include this measure (see Appendix O, Performance Incentives).

Minimum Performance Standard: No more than 25 points

Penalty for Noncompliance: Penalties for points are established in Appendix N, Compliance Assessment System.

4.b. EMERGENCY DEPARTMENT DIVERSION

Managed care plans must provide access to services in a way that assures access to primary and urgent care in the most effective settings and minimizes inappropriate utilization of emergency department (ED) services. MCPs are required to identify high utilizers of ED services and implement action plans designed to minimize inappropriate ED utilization.

Measure: The percentage of members who had four or more ED visits during the six month reporting period.

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Appendix
M Page 14

Report Period: For the SFY 2004 contract period this measure will have two applicable report periods because the lag time from the end of the report period to the issuance of the report is transitioning from six to three months. For the first report period for contract period SFY 2004, a baseline level of performance was set using the January-June, 2002 report period. Performance for the first report period for the SFY 2004 contract period will be evaluated using the July-December, 2002 report period. For the second report period of the SFY 2004 contract period, a baseline level of performance will be set using the January-June, 2003 report period. Performance for the second report period for the SFY 2004 contract period will be evaluated using the July-December, 2003 report period. For the SFY 2005 contract period, a baseline level of performance will be set using the January-June, 2004 report period. Performance for the SFY 2005 contract period will be evaluated using the July-December, 2004 report period.

Minimum Performance Standard: For contract period SFY 2004, the minimum performance standard for the first report period (July-December, 2002) is 2.0%. For second report period of contract period SFY 2004 (July-December, 2003), the minimum performance standard is 1.5%. For report period of contract period SFY 2005 (July-December, 2004), the minimum performance standard is 1.0%.

Penalty for Noncompliance: If the MCP is noncompliant with the minimum performance standard, then the MCP must develop a corrective action plan, for which ODJFS may direct the MCP to develop the components of their EDD program as specified by ODJFS.

5. NOTES

5.a. REPORT PERIODS

Unless otherwise noted, the most recent report or study finalized prior to the end of the contract period will be used in determining the MCPs performance level for that contract period.

5.b. MONETARY SANCTIONS

Penalties for noncompliance with individual standards in this appendix will be imposed as the results are finalized. Penalties for noncompliance with individual standards for each period compliance is determined in this appendix will not exceed $250,000.

Refundable monetary sanctions will be based on the capitation payment in the month of the cited deficiency and due within 30 days of notification by ODJFS to the MCP of the amount. Any monies collected through the imposition of such a sanction would be returned to the MCP (minus any applicable collection fees owed to the Attorney Generals Office, if the MCP has been delinquent in submitting payment) after they have demonstrated improved performance in accordance with this appendix. If an MCP does not comply within two years of the date of notification of noncompliance, then the monies will not be refunded.

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Appendix M
Page 15

5.c. COMBINED REMEDIES

If ODJFS determines that one systemic problem is responsible for multiple deficiencies, ODJFS may impose a combined remedy which will address all areas of deficient performance. The total fines assessed in any one month will not exceed 15% of the MCPs monthly capitation.

5.d. ENROLLMENT FREEZES

MCPs found to have a pattern of repeated or ongoing noncompliance may be subject to an enrollment freeze.

5.e. RECONSIDERATION

Requests for reconsideration of monetary sanctions and enrollment freezes may be submitted as provided in Appendix N, Compliance Assessment System.

5.f. CONTRACT TERMINATION, NONRENEWALS OR DENIALS

Upon termination, nonrenewal or denial of an MCP contact, all monetary sanctions collected under this appendix will be retained by ODJFS. The at-risk amount paid to the MCP under the current provider agreement will be returned to ODJFS in accordance with Appendix P, Terminations, of the provider agreement.

                                   APPENDIX N

                       COMPLIANCE ASSESSMENT SYSTEM (CAS)

The compliance assessment system (CAS) is designed to improve the quality of each MCP's performance through a progressive series of actions taken by ODJFS to address identified failures to meet certain program requirements. The CAS assesses progressive remedies with specified values (occurrences or points) assigned for certain documented failures to satisfy the deliverables required by the provider agreement. Remedies are progressive based upon the severity of the violation, or a repeated pattern of violations. Progressive measures that recognize and monitor continuous quality improvement efforts enable both ODJFS and the MCPs to determine performance consistently across MCPs over time.

The CAS focuses on noncompliance with clearly identifiable deliverables and occurrences/points are only assessed in documented and verified instances of noncompliance. The CAS does not replace ODJFS' ability to require corrective action plans (CAPs) and program improvements, or to impose any of the sanctions specified in Ohio Administrative Code (OAC) rule 5101:3-26-10, including the proposed termination, amendment, or nonrenewal of the MCP's provider agreement in certain circumstances.

The CAS does not include categories which require subjective assessments or which are not under the MCP's control. Documented violations in the categories specified in this appendix will result in the assessment of occurrences and points, with point values proportional to the severity of the violation. This approach allows the accumulated point total to reflect both patterns of less serious violations as well as less frequent, more serious violations.

As stipulated in OAC rule 5101:3-26-10(F), regardless of whether ODJFS imposes a sanction, MCPs are required to initiate corrective action for any MCP program violations or deficiencies as soon as they are identified by the MCP or ODJFS.

Corrective Action Plans (CAPs) - MCPs may be required to develop CAPs for any instance of noncompliance, and CAPs are not limited to actions taken under the CAS. All CAPs requiring ongoing activity on the part of an MCP to ensure their compliance with a program requirement remain in effect for the next provider agreement period. In situations where ODJFS has already determined the specific action which must be implemented by the MCP or if the MCP has failed to submit an ODJFS-approvable CAP, ODJFS may require the MCP to comply with an ODJFS-developed or "directed" CAP.

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Appendix N
Page 2

Occurrences and Points - Occurrences and points are defined and applied as follows:

Occurrences -- Failures to meet program requirements, including but not limited to, noncompliance with administrative requirements.

         Examples:         - Use of unapproved/unapprovable marketing materials.

                           - Failure to attend a required meeting.

                           - Second failure to meet a call center standard.

5 Points -- Failures to meet program requirements, including but not limited to, actions which could impair the member's ability to access information regarding services in a timely manner or which could impair a member's rights.

         Examples:         - 24-hour call-in system is not staffed by medical
                             personnel.

                           - Failure to notify a member of their right to a
                             state hearing when the MCP proposes to deny, reduce, suspend or terminate a Medicaid-covered service.

                           - Failure to appropriately notify ODJFS of provider
                             panel terminations.

10 Points -- Failures to meet program requirements, including but not limited to, actions which could affect the ability of the MCP to deliver or the member to access covered services.

         Examples:         - Failure to comply with the minimum provider panel
                             requirements  specified in Appendix H.

                           - Failure to provide medically-necessary Medicaid
                             covered services to members.

                           - Failure to meet the electronic claims adjudication
                             requirements.

Failure to submit or comply with CAPs will be assessed occurrences or points based on the nature of the violation under correction.

In order to reflect appropriately the impact of repeated violations, the following also applies:

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Appendix N
Page 3

         After accumulating a total of three occurrences within the accumulation period, all subsequent occurrences during the period will be assessed as 5-point violations, regardless of the number of 5-point violations which have been accrued by the MCP.

         After accumulating a total of three 5-point violations within the accumulation period, all subsequent 5-point violations during the period will be assessed as 8-point violations, except as specified above.

         After accumulating a total of two 10-point violations within the accumulation period, all subsequent 10-point violations during the period will be assessed as 15-point violations.

Occurrences and points will accumulate over the duration of the provider agreement. With the beginning of a new provider agreement, the MCP will begin the new accumulation period with a score of zero unless the MCP has accrued a total of 55 points or more during the prior provider agreement period. Those MCPs who have accrued a total of 55 points or more during the provider agreement will carry these points over for the first three months of their next provider agreement. If the MCP does not accrue any additional points during this three-month period the MCP will then have their point total reduced to zero and continue on in the new accumulation period. If the MCP does accrue additional points during this three-month period, the MCP will continue to carry the points accrued from the prior provider agreement plus any additional points accrued during the new provider agreement accumulation period.

For purposes of the CAS, the date that ODJFS first becomes aware of an MCP's program violation is considered the date on which the violation occurred. Therefore, program violations that technically reflect noncompliance from the previous provider agreement period will be subject to remedial action under CAS at the time that ODJFS first becomes aware of this noncompliance.

In cases where an MCP subcontracting provider is found to have violated a program requirement (e.g., failing to provide adequate contract termination notice, marketing to potential members, unapprovable billing of members, etc.), ODJFS will not assess occurrences or points if: (1) the MCP can document that they provided sufficient notification/education to providers of applicable program requirements and prohibited activities; and (2) the MCP takes immediate and appropriate action to correct the problem and to ensure that it does not happen again. Repeated incidents will be reviewed to determine if the MCP has a systemic problem in this area, and if so, occurrences or points may be assessed.

ODJFS expects all required submissions to be received by their specified deadline. Unless otherwise specified, late submissions will initially be addressed through CAPs, with repeated instances of untimely submissions resulting in escalating penalties.

Appendix N
Page 4

If an MCP determines that they will be unable to meet a program deadline, the MCP must verbally inform the designated ODJFS contact person (or their supervisor) of such and submit a written request (by facsimile transmission) for an extension of the deadline by no later than 3 PM on the date of the deadline in question. Extension requests should only be submitted in situations where unforeseeable circumstances have arisen which make it impossible for the MCP to meet an ODJFS-stipulated deadline. Only written approval by ODJFS of a deadline extension will preclude the assessment of a CAP, occurrence or points for untimely submissions.

No points or occurrences will be assigned for any violation where an MCP is able to document that the precipitating circumstances were completely beyond their control and could not have been foreseen (e.g., a construction crew severs a phone line, a lightning strike blows a computer system, etc.).

ODJFS will not issue a 10-point violation for failure to meet minimum provider panel requirements if the MCP notifies ODJFS that they will voluntarily amend their provider agreement to cease providing services to Medicaid eligibles in the county in question.

REMEDIES

Progressive remedies will be based on the number of points accumulated at the time of the most recent incident. Unless otherwise indicated in this appendix, all fines issued under the CAS are nonrefundable.

         1-9 Points        Corrective Action Plan (CAP)

         10-19 Points      CAP + $2500 fine

         20-29 Points      CAP + $5000 fine

         30-39 Points      CAP + $10,000 fine

         40-69 Points      CAP + $15,000 fine

         70+ Points        Proposed Contract Termination

Appendix N
Page 5

New Member Selection Freezes:

ODJFS may prohibit an MCP from receiving new membership through voluntary selections or the assignment process (selection freeze) in one or more counties if: (1) the MCP has accumulated a total of 20 or more points during the accrual period; (2) the MCP fails to fully implement a CAP within the designated time frame; or (3) circumstances exist which potentially jeopardize the MCP's members' access to care. Examples of circumstances that ODJFS may consider as jeopardizing member access to care include:

         - the MCP has been found by ODJFS to be noncompliant with the prompt payment requirements;

         - the MCP has been found by ODJFS to be out of compliance with the provider panel requirements specified in Appendix H; or

         - the MCP has received notice of proposed or implemented adverse action by the Ohio Department of Insurance.

Reduction of Assignments

ODJFS may reduce the number of assignments an MCP receives if ODJFS determines that the MCP lacks sufficient administrative capacity to meet the needs of the increased volume in membership. Examples of circumstances which ODJFS may determine demonstrate a lack of sufficient administrative capacity include, but are not limited to an MCP's failing to: repeatedly provide new member materials by the member's effective date; meet the minimum call center requirements; meet the minimum performance standards for identifying and assessing children with special health care needs and members needing case management services; and/or provide complete and accurate appeal/grievance, designated PCP and SACMS data files.

Noncompliance with Electronic Adjudication:

In lieu of a nonrefundable fine, ODJFS will instead impose 10 points and a refundable fine equal to 5% of an MCP's monthly premium payment or $300,000, whichever is less, if ODJFS finds the MCP to be out of compliance with the electronic claims adjudication requirement.

Appendix N
Page 6

Noncompliance with Prompt Payment:

Noncompliance with prompt pay requirements as specified by ODJFS will result in progressive penalties with penalties to be assessed on a quarterly basis. The first violation during the contract term will result in the assessment of 5 points and submission of monthly status reports to ODJFS until the next quarterly report is due. The second violation during the contract term will result in the submission of monthly status reports, assessment of 10 points and a refundable fine equal to 5% of the MCP's monthly premium payment or $300,000, whichever is less. The refundable fine will be applied in lieu of a nonrefundable fine and the money will be refunded by ODJFS only after the MCP complies with the required standards for two consecutive quarters. The third and any additional violation during the contract term, even if nonconsecutive, will result in submission of monthly status reports, assessment of 10 points and a refundable fine equal to 5% of the MCP's monthly premium payment or $300,000, which ever is less. The refundable fine will be applied in lieu of a nonrefundable fine and the money will be refunded by ODJFS only after the MCP complies with the required standards for two consecutive quarters.

If an MCP is found to have not been in compliance with the prompt pay requirements for any time period for which a report and signed attestation have been submitted representing the MCP as being in compliance, the MCP will be subject to a selection freeze of not less than three months duration. Noncompliance with Clinical Laboratory Improvement Amendments:

Noncompliance with CLIA requirements as specified by ODJFS will result in the assessment of a nonrefundable $1,000 fine for each documented violation.

Noncompliance with Encounter Data Submissions:

Submission of unpaid encounters (except for immunization services as specified in Appendix L) will result in the assessment of a nonrefundable $1,000 fine for each documented violation.

General Provisions:

All notifications of the imposition of a fine or freeze will be made via certified or overnight mail to the identified MCP Medicaid Coordinator.

Pursuant to procedures specified by ODJFS, refundable and nonrefundable monetary sanctions/assurances must be remitted to ODJFS within thirty days of receipt of the invoice by the MCP. In addition, per Ohio Revised Code Section 131.02, payments not received within forty-five days will be certified to the Attorney General's (AG's) office. MCP payments certified to the AG's office will be assessed the appropriate collection fee by the AG's office.

Appendix N
Page 7

Refundable monetary sanctions/assurances applied by ODJFS will be based on the premium payment for the month in which the MCP was cited for the deficiency. Any monies collected through the imposition of such a fine would be returned to the MCP (minus any applicable collection fees owed to the Attorney General's Office if the MCP has been delinquent in submitting payment) after they have demonstrated full compliance with the particular program requirement.

If an MCP does not comply within two years of the date of notification of noncompliance, then the monies will not be refunded.

If ODJFS determines that one systemic problem is responsible for multiple areas of noncompliance, ODJFS may impose a combined remedy which will address all areas of noncompliance.

Again, ODJFS can at any time move to terminate, amend or deny renewal of a provider agreement pursuant to the provisions of OAC rule 5101:3-26-10.

Upon termination, nonrenewal or denial of an MCP provider agreement, all previously collected monetary sanctions will be retained by ODJFS.

In addition to the remedies imposed under the CAS, remedies related to areas of data quality and financial performance may also be imposed pursuant to Appendices J, L, and M respectively.

If ODJFS determines that an MCP has violated any of the requirements of sections 1903(m) or 1932 of the Social Security Act which are not specifically identified within the CAS, the ODJFS may, pursuant to the provisions of OAC rule 5101:3-26-10(A): (1) notify the MCP's members that they may terminate from the MCP without cause; and/or (2) suspend any further new member selections.

Appendix N
Page 8

RECONSIDERATIONS

Requests for reconsiderations of remedial action taken under the CAS may be submitted as follows:

         - MCPs notified of ODJFS' imposition of remedial action taken under the CAS (i.e., occurrences, points, fines, assignment reductions and selection freezes), will have five working days from the date of receipt to request reconsideration, although ODJFS will impose selection freezes based on an access to care concern concurrent with initiating notification to the MCP. (All notifications of the imposition of a fine or a freeze will be made via certified or overnight mail to the identified MCP Contact.) Any information that the MCP would like reviewed as part of the reconsideration must be submitted with the reconsideration request, unless ODJFS extends the time frame in writing.

         - All requests for reconsideration must be submitted by either facsimile transmission or overnight mail to the Chief, Bureau of Managed Health Care, and received by the fifth working day after receipt of notification of the imposition of the remedial action by ODJFS. The MCP will be responsible for verifying timely receipt of all reconsideration requests. All requests for reconsideration must explain in detail why the specified remedial action should not be imposed. The MCP's justification for reconsideration will be limited to a review of the written material submitted by the MCP. The Bureau Chief will review all correspondence and materials related to the violation in question in making the final reconsideration decision.

         - Final decisions or requests for additional information will be made by ODJFS within five working days of receipt of the request for reconsideration.

If additional information is requested by ODJFS, a final reconsideration decision will be made within three working days of the due date for the submission. Should ODJFS require additional time in rendering the final reconsideration decision, the MCP will be notified of such in writing.

         - If a reconsideration request is decided, in whole or in part, in favor of the MCP, both the penalty and the points associated with the incident, will be rescinded or reduced. The MCP may still be required to submit a CAP if the Bureau Chief believes that a CAP is still warranted.

Appendix N
Page 9

                     POINT COMPLIANCE SYSTEM - POINT VALUES

OCCURRENCES: Failures to meet program requirements, including but not limited to, noncompliance with administrative requirements. Examples are:

-        Unapproved use of marketing/member materials.

-        Failure to attend ODJFS-required meetings or training sessions.

-        Failure to maintain ODJFS-required documentation.

- Use of unapproved subcontracting providers where prior approval is required by ODJFS.

- Use of unapprovable subcontractors (e.g., not in good standing with Medicaid and/or Medicare programs, provider listed in directory but no current contract, etc.) where prior-approval is not required by ODJFS.

- Failure to provide timely notification to members, as required by ODJFS (e.g., notice of PCP or hospital termination from provider panel).

-        Participation in a prohibited or unapproved marketing activity.

- Second failure to meet the monthly call-center requirements for either the member services or 24-hour call-in system lines.

- Failure to submit and/or comply with a Corrective Action Plan (CAP) requested by ODJFS as the result of an occurrence, or when no occurrence was designated for the precipitating violation of the OAC rules or provider agreement

- Failure to comply with the physician incentive plan (PhIP) requirements, except for noncompliance where member rights are violated (i.e, failure to complete required patient satisfaction surveys or to provide members with requested PhIP information) or where false, misleading or inaccurate information is provided to ODJFS.

Appendix N
Page 10

5 POINTS: Failures to meet program requirements, including but not limited to, actions which could impair the member's ability to access information regarding services in a timely manner or which could impair a consumer's or member's rights. Examples are:

- Violations which result in selection or termination counter to the recipient's preference (e.g., a recipient makes a selection decision based on inaccurate provider panel information from the MCP).

-        Any violation of an member's rights.

-        Failure to provide member materials to new members in a timely manner.

- Failure to comply with appeal, grievance, or state hearing requirements, including timely submission to ODJFS.

- Failure to staff 24-hour call-in system with appropriate trained medical personnel.

- Third failure to meet the monthly call-center requirements for either the member services or the 24-hour call-in system lines.

- Failure to submit and/or comply with a CAP as a result of a 5-point violation.

-        Failure to meet the prompt payment requirements (first violation).

- Provision of false, inaccurate or materially misleading information to health care providers, the MCP's members, or any eligible individuals.

- Failure to submit a required monthly SACMS file (as specified in Appendix L) by the end of the month the submission was required.

- Failure to submit a required monthly Members' Designated PCP file (as specified in Appendix L) by the end of the month the submission was required.

Appendix N
Page 11

10 POINTS: Failures to meet program requirements, including but not limited to, actions which could affect the ability of the MCP to deliver or the consumer to access covered services. Examples are:

- Failure to meet any of the provider panel requirements as specified in Appendix H.

- Failure to provide services to a member when the ODJFS has determined that such services are medically-necessary.

- Discrimination among members on the basis of their health status or need for health care services (this includes any practice that would reasonably be expected to encourage termination or discourage selection by individuals whose medical condition indicates probable need for substantial future medical services).

- Failure to assist a member in accessing needed services in a timely manner after request from the member.

- Failure to process prior authorization requests within prescribed time frame.

- Failure to remit any ODJFS-required payments within the specified time frame.

-        Failure to meet the electronic claims adjudication requirements.

- Failure to submit and/or comply with a CAP as a result of a 10-point violation.

- Failure to meet the prompt payment requirements (second and subsequent violations).

- Fourth and any subsequent failure to meet the monthly call-center requirements for either the member services or the 24-hour call-in system lines.

- Failure to provide ODJFS with a required submission after ODJFS has notified the MCP that the prescribed deadline for that submission has passed.

- Failure to submit a required monthly appeal or grievance file (as specified in Appendix L) by the end of the month the submission was required.

- Misrepresentation or falsification of information that the MCP furnishes to the ODJFS or to the Centers for Medicare and Medicaid Services.

                                   APPENDIX O

                             PERFORMANCE INCENTIVES

This Appendix establishes incentives for managed care plans (MCPs) to improve performance in specific areas important to the Medicaid MCP members. Incentives include the at-risk amount included with the monthly premium payments (see Appendix F, Rate Chart), and possible additional monetary rewards up to $250,000. Performance is measured in the categories of Quality of Care, Access, Consumer Satisfaction, and Administrative Capacity. To qualify for consideration of any incentives, MCPs must meet minimum performance standards established in Appendix M, Performance Evaluation on selected measures, and achieve a minimum level of performance on the Clinical Performance Measures. For qualifying MCPs, higher performance standards for selected measures must be reached to be awarded a portion of the at-risk amount or additional incentives (see Sections 1 and 2).

Due to MCP requests to ease administrative burden, one measure for determining the SFY 2003 incentives was modified. All other measures and the method for determining the state fiscal year (SFY) 2003 incentives were not changed. For SFY 2003 incentives, the MCP's performance on measures in the four categories mentioned above will be used in determining the MCP's Overall Performance Level (see Section 1). The MCP's Overall Performance Level is used to determine the status of the at-risk amount and additional incentives, if applicable (see
Section 3). SFY 2003 incentives will be determined within six months after the end of the SFY 2003 contract period.

For the SFY 2004 incentives, a change in methods results in a focus on fewer measures to determine the amount awarded as incentives for superior performance. While an MCP must still qualify for any incentives by meeting minimum performance standards on selected measures from Appendix M, Performance Evaluation, the amount of incentives will be based on an MCP's performance on three measures. An excellent and superior standard is set in this Appendix for each of the three measures. If an MCP qualifies for incentives, they will be awarded a portion of the at-risk amount for each excellent standard met (see
Section 2). If an MCP meets all three excellent and superior standards, they may be awarded additional incentives (see Section 3). SFY 2004 incentives will be determined within six months after the end of the SFY 2004 contract period.

1. SFY 2003 INCENTIVES

1.a. QUALIFYING PERFORMANCE LEVELS

To be considered for incentives, an MCP's performance level must:

         1) meet the minimum performance standards set in Appendix M, Performance Evaluation, for the measures and categories listed below, and

         2)achieve the minimum score on the clinical performance measures composite score set below.

Appendix O
Page 2

The method for calculating the clinical performance measures composite score is described in Section 1.c. of this appendix. The methods for these measures and minimum performance standards below are the same as those set in Appendix M, Performance Evaluation. A detailed description of the methodologies of each measure can be found on the internet at www.state.oh.us/odjfs/ohp/bmhc/managed.stm.

Quality of Care

1. Independent External Quality Review (Appendix M, Section 1.a. - Minimum Performance Standard 2)

         Report Period: SFY 2003 EQRO Review

2. Case Management of Newly-Enrolled Children with the ODJFS-Mandated Condition of Asthma (Appendix M, Section 1.b.v.)

         Report Period: For MCPs not exempt from reporting screenings and assessments prior to July 1, 2003, the report period is July - December, 2002. For MCPs exempt from reporting screenings and assessments prior to July 1, 2003, the report period is July - September, 2002.

Access

3. PCP Turnover (Appendix M, Section 2.a.)

         Report Period: CY 2002

4. Children's Access to Primary Care (Appendix M, Section 2.b.)

         Report Period: CY 2002

5. Adults' Access to Preventive/Ambulatory Health Services (Appendix M, Section 2.c.)

         Report Period: CY 2002

Consumer Satisfaction

6. Overall Satisfaction with MCP (Appendix M, Section 3.)

         Report Period: The most recent consumer satisfaction survey completed prior to the end of the SFY 2003 contract period.

Administrative Capacity

7. Compliance Assessment System (Appendix M, Section 4.a.)

         Report Period: SFY 2003

Appendix O
Page 3

8. Emergency Department Diversion Program (Appendix M, Section 4.b.)

         Report Period: July - December, 2002

Clinical Performance Measures Composite Score

Minimum Clinical Performance Measures composite score: 21

         Report Period: SFY 2002

1.b. SUPERIOR PERFORMANCE LEVELS

Only MCP's meeting the minimum performance standards on the measures and the minimum Clinical Performance Measures composite score described in Section 1.a. of this Appendix will be considered for incentives including the at-risk amount and any additional incentives. The superior standards for the measures used in determining the Overall Performance Level are set below. A brief description of these measures are described in Appendix M, Performance Evaluation. A detailed description of the methodologies of each measure can be found on the internet at www.state.oh.us/odjfs/ohp/bmhc/managed.stm. The report periods for the following measures are the same as described in Section 1.a.

Quality of Care

1. Independent External Quality Review (Appendix M, Section 1.a.)

         Superior Standard: An overall score of at least 80%

2. Case Management of Newly- Enrolled Children with the ODJFS-Mandated Condition of Asthma (Appendix M, Section 1.b.v.)

         Superior Standard: 90% of children who assess positive for asthma must receive case management services

Access

3. PCP Turnover (Appendix M, Section 2.a.)

         Superior Standard: A maximum PCP Turnover rate of 12%

4. Children's Access to Primary Care (Appendix M, Section 2.b.)

         Superior Standard: 90% of the children must receive a visit

5. Adults' Access to Preventive/Ambulatory Health Services (Appendix M, Section 2.c.)

         Superior Standard: 85% of the adults must receive a visit

Appendix O
Page 4

Consumer Satisfaction

6. Overall Satisfaction with MCP (Appendix M, Section 3.)

         Superior Standard: An average score for the measure of no less than 9.0

Administrative Capacity

7. Compliance Assessment System (Appendix M, Section 4.a.)

         Superior Standard: No more than 15 points

8. Emergency Department Diversion (Appendix M, Section 4.b.)

         Superior Standard: Any reduction in the percentage of enrollees who had four or more ED visits or a rate equal to or lower than 1.75%

1.c. CLINICAL PERFORMANCE MEASURES COMPOSITE SCORE

The results for clinical performance measures listed below are used to calculate the composite score. The minimum performance standards for each measure used to evaluate MCP performance are established in Appendix M, Performance Evaluation,
Section 1.c. For a comprehensive description of the clinical performance measures below, see ODJFS Methods for Clinical Performance Measures. This composite score will be used in determining an MCP's Overall Performance Level (see Section 1.d.). The report period for the following measures is SFY 2002.

1. Perinatal Care - Frequency on Ongoing Prenatal Care

2. Perinatal Care - Initiation of Prenatal Care

3. Perinatal Care - Low Birth Weight

4. Perinatal Care - Postpartum Care

6. Preventive Care for Children - Well-Child Visits

         a. Children who turn 15 months old

         b. 3, 4, 5, or 6, years old

         c. 12 through 21 years old

6. Use of Appropriate Medications for People with Asthma

7. Annual Dental Visits

The composite score will be determined by considering whether or not

1) the minimum performance standard (as set in Appendix M, Performance Evaluation) for each measure was met, and

2) comparing individual MCP performance relative to the best performing MCP. Points will be awarded for each measure and summed to calculate the composite score. The maximum composite score possible for the SFY 2002 report period is 28 points. Points for each measure will be awarded according to the following matrix:

Appendix O
Page 5

                                  Equal to or greater than 70% of
                                     the results of the best                Less than 70% of the results
                                         performing MCP                      of the best performing MCP
--------------------------------------------------------------------------------------------------------
Performing at or above                          4                                         2
  standard level
Performing at substandard                       3                                         1
  level

1.d. DETERMINING INCENTIVES FOR SFY 2003

MCPs not qualifying for incentives (see Section 1.a.) must return the monetary incentives that have been pre-paid to the MCP as the at-risk portion of the premium payments. For MCPs that qualify for incentives, an Overall Performance Level will be determined based on performance levels in the categories of Quality of Care, Access, Consumer Satisfaction, and Administrative Capacity and the composite score for the Clinical Performance Measures.

The Overall Performance Level will be determined according to the following:

Basic Performance:

No categories with all of the Superior Performance Standards met

Good Performance:

All Superior Performance Standards for one of the four categories met

Excellent Performance:

All Superior Performance Standards for two of the four categories met

         - and -

A Clinical Performance Measures composite score greater or equal to 23

Superior Performance:

All Superior Performance Standards for all four categories met

         - and -

A Clinical Performance Measures composite score greater or equal to 25

The following charts summarizes the Minimum Performance and Superior standards and the overall performance determination:

Appendix O
Page 6

TABLE 3. SUMMARY OF MEASURES, STANDARDS, AND OVERALL PERFORMANCE LEVELS FOR CONTRACT PERIOD SFY 2003

    CATEGORIES / MEASURES                      MINIMUM PERFORMANCE STANDARDS
----------------------------------------------------------------------------------
QUALITY OF CARE

Independent External Quality              An overall score of at least 75%
Review

Case Management of CSHCN                  70% of children who assess positive for
with Asthma                               asthma must receive case management
                                          services

ACCESS

PCP Turnover                              A maximum rate of 18%

Children's Access to Primary              70% of the children must receive a visit
Care

Adult's Access to Preventive/             65% of the adults must receive a visit
Ambulatory Health Services

CONSUMER SATISFACTION

Overall Satisfaction with MCP             An average score of no less than 7.0

ADMINISTRATIVE CAPACITY

Compliance Assessment                     No more than 25 points for SFY 2002
System

Emergency Department.                     A maximum rate of 2.0%
Diversion

    CATEGORIES / MEASURES                          SUPERIOR STANDARDS                       OVERALL PERFORMANCE LEVEL
--------------------------------------------------------------------------------------------------------------------------
QUALITY OF CARE                                                                    BASIC PERFORMANCE:
                                                                                   No category with all of the Superior
                                                                                   Performance Standards met
Independent External Quality              An overall score of at least 80%
Review
                                                                                   GOOD PERFORMANCE:
                                                                                   All Superior Performance Standards for
Case Management of CSHCN                  90% of children  who assess positive     one of the four categories met
with Asthma                               for asthma must receive case
                                          management services                      EXCELLENT PERFORMANCE:
                                                                                   All Superior Performance Standards for
ACCESS                                                                             two of the four categories met
                                                                                                  - AND -

                                                                                   A Clinical Performance Measures
PCP Turnover                              A maximum rate of 12%                    composite score greater or equal to 23.

                                                                                   SUPERIOR PERFORMANCE:
Children's Access to Primary              90% of the children must receive a       All Superior Performance Standards for
Care                                      visit                                    all four categories met
                                                                                                  - AND -

Adult's Access to Preventive/             85% of the adults must receive a visit   A Clinical Performance Measures
Ambulatory Health Services                                                         composite score greater or equal to 25.

CONSUMER SATISFACTION

Overall Satisfaction with MCP             An average score of no less than 9.0

ADMINISTRATIVE CAPACITY

Compliance Assessment                     No more than 15 points for SFY 2002
System

Emergency Department.                     Any reduction or a rate equal to or
Diversion                                 lower than 1.75%

Appendix O
Page 7

Based on the Overall Performance Level, the status of the at-risk dollars and additional incentive payments for contract period SFY 2003 (see Section 3) will be determined in the following manner:

         - If an MCP does not qualify for incentives according to Section 1.a. of this Appendix, then all of the at-risk amount included in one state fiscal year's premium payments, must be returned to ODJFS and applicable sanctions will be applied according to Appendix M, Performance Evaluation.

         - If an MCP receives a Basic Performance ranking, then all of the at-risk amount included in one state fiscal year's premium payments, must be returned to ODJFS. By reaching this level of performance MCPs are meeting ODJFS' minimum performance level expectations. To receive or retain incentives, MCPs must perform at higher performance levels.

         - If an MCP receives a Good Performance ranking, then one - half of the at-risk amount included in one state fiscal year's premium payments, must be returned to ODJFS.

         - If an MCP receives an Excellent Performance ranking, then none of the at-risk amount must be returned to ODJFS.

         - If an MCP receives a Superior Performance ranking, then none of the at-risk amount must be returned to ODJFS and the amount in the incentive fund (see Section 3) will be divided equally, up to the maximum amount, among all MCPs with an overall Superior Performance ranking. The maximum amount to be awarded to a single plan for Superior Performance in addition to the at-risk amount is $250,000 per contract year.

2. SFY 2004 INCENTIVES

2.a. QUALIFYING PERFORMANCE LEVELS

To qualify for consideration of the SFY 2004 incentives, an MCP's performance level must

         1) meet the minimum performance standards set in Appendix M, Performance Evaluation, for the measures listed below; and

         2) meet the incentive standards established for the Clinical Performance Measures below.

A detailed description of the methodologies of each measure can be found on the internet at www.state.oh.us/odjfs/ohp/bmhc/managed.stm.

Measures for which the minimum performance standard for SFY 2004 established in Appendix M, Performance Evaluation, must be met to qualify for consideration of incentives are the following.

Appendix O
Page 8

1. Independent External Quality Review (Appendix M, Section 1.a. - Minimum Performance Standard 2)

         Report Period: The most recent Independent External Quality Review completed prior to the end of the SFY 2004 contract period.

2. PCP Turnover (Appendix M, Section 2.a.)

         Report Period: CY 2003

3. Children's Access to Primary Care (Appendix M, Section 2.b.)

         Report Period: CY 2003

4. Adults' Access to Preventive/Ambulatory Health Services (Appendix M, Section 2.c.)

         Report Period: CY 2003

5. Overall Satisfaction with MCP (Appendix M, Section 3.)

         Report Period: The most recent consumer satisfaction survey completed prior to the end of the SFY 2004 contract period.

6. Emergency Department Diversion Program (Appendix M, Section 4.b.)

         Report Period: July - December, 2003

For each clinical performance measure listed below the MCP must meet the incentive standard to be considered for SFY 2004 incentives. The MCP meets the incentive standard if one of two criteria are met. The incentive standard is a performance level of either:

1) The minimum performance standard established in Appendix M, Performance Evaluation for seven of the nine clinical performance measures listed below; OR

2) The national benchmark set below for seven of the nine clinical performance measures listed below.

Appendix O
Page 9

                                                                                        National
            Clinical Performance Measure                                                Benchmark
            ----------------------------                                                ---------
1. Perinatal Care - Frequency of Ongoing Prenatal Care                                     42%
2. Perinatal Care - Initiation of Prenatal Care                                            71%
3. Perinatal Care - Low Birth Weight                                                      7.6%
4. Perinatal Care - Postpartum Care                                                        48%
5. Well-Child Visits - Children who turn 15 months old                                     34%
6. Well-Child Visits - 3, 4, 5, or 6, years old                                            50%
7. Well-Child Visits - 12 through 21 years old                                             30%
8. Use of Appropriate Medications for People with Asthma                                   54%
9. Annual Dental Visits                                                                    40%

2.b. EXCELLENT AND SUPERIOR PERFORMANCE LEVELS

For qualifying MCPs as determined by Section 2.a., performance will be evaluated on the measures below to determine the status of the at-risk amount or any additional incentives that may be awarded. Excellent and Superior standards are set for the three measures described below. A brief description of these measures are described in Appendix M, Performance Evaluation. A detailed description of the methodologies of each measure can be found on the internet at www.state.oh.us/odjfs/ohp/bmhc/managed.stm.

1. Case Management of Children (Appendix M, Section 1.b.iv.)

         Report Period: January - June, 2004

         Excellent Standard: 2.5%

         Superior Standard: 3.8%

2. Use of Appropriate Medications for People with Asthma (Appendix M, Section 1.c.vi.)

         Report Period: CY 2003

         Excellent Standard: 54.0%

         Superior Standard: 62.0%

3. Adults' Access to Preventive/Ambulatory Health Services (Appendix M, Section 2.c.)

         Report Period: CY 2003

         Excellent Standard: 72.8%

         Superior Standard: 81.9%

Appendix O
Page 10

2.c. DETERMINING SFY 2004 INCENTIVES

MCP's reaching the minimum performance standards described in Section 2.a. will be considered for incentives including retention of the at-risk amount and any additional incentives. For each Excellent standard established in Section 2.b. that an MCP meets, one-third of the at-risk amount may be retained. For MCPs meeting all of the Excellent and Superior standards established in Section 2.b. of this Appendix, additional incentives may be awarded. For MCPs receiving additional incentives, the amount in the incentive fund (see Section 3) will be divided equally, up to the maximum amount, among all MCPs receiving additional incentives. The maximum amount to be awarded to a single plan in incentives additional to the at-risk amount is $250,000 per contract year.

3. NOTES

3.a. STATUS DETERMINATION OF THE AT-RISK AMOUNT AND ADDITIONAL INCENTIVE
PAYMENTS

Determination of the status of each MCP's at-risk amount will occur within six months of the end of the contract period. For MCPs in their first two years of Ohio Medicaid program participation, the status of the at-risk amount will not be determined because compliance with many of the standards cannot be determined in an MCP's first contract year (see Appendix F, Rate Chart). However, MCPs in their first contract year are not eligible for the additional incentive amount awarded for superior performance.

Incentive payments are issued from a specific account funded by monetary sanctions imposed on MCPs and the return of the at-risk amount. If this fund is not accessed because overall performance levels are not at the superior level for any one MCP, then it may roll over to the next year's fund. Determination of additional incentive payments will be made within six months of the end of the contract period.

3.b. CONTRACT TERMINATION, NONRENEWALS, OR DENIALS

Upon termination, nonrenewal or denial of an MCP contract, the at-risk amount paid to the MCP under the current provider agreement will be returned to ODJFS in accordance with Appendix P, Terminations/Nonrenewals/Amendments, of the provider agreement.

3.c. REPORT PERIODS

The report period used in determining the MCP's performance levels varies for each measure depending on the frequency of the report and the data source. Unless otherwise noted, the most recent report or study finalized prior to the end of the contract period will be used in determining the MCP's overall performance level for that contract period.

                                   APPENDIX P

                     MCP TERMINATIONS/NONRENEWALS/AMENDMENTS

Upon termination either by the MCP or ODJFS, nonrenewal or denial of an MCP provider agreement, all previously collected refundable monetary sanctions will be retained by ODJFS.

MCP-INITIATED TERMINATIONS/NONRENEWALS

If an MCP provides notice of the termination/nonrenewal of their provider agreement to ODJFS, pursuant to Article VIII of the agreement, the MCP will be required to submit a refundable monetary assurance. This monetary assurance will be held by ODJFS until such time that the MCP has submitted all outstanding monies owed and reports, including, but not limited to, grievance, appeal, encounter and cost report data related to time periods through the final date of service under the MCPs provider agreement. The monetary assurance must be in an amount of either $50,000 or 5 % of the capitation amount paid by ODJFS in the month the termination/nonrenewal notice is issued, whichever is greater.

The MCP must also return to ODJFS the at-risk amount paid to the MCP under the current provider agreement. The amount to be returned will be based on actual MCP membership for preceding months and estimated MCP membership through the end date of the contract. MCP membership for each month between the month the termination/nonrenewal is issued and the end date of the provider agreement will be estimated as the MCP membership for the month the termination/nonrenewal is issued. Any over payment will be determined by comparing actual to estimated MCP membership and will be returned to the MCP following the end date of the provider agreement.

The MCP must remit the monetary assurance and the at-risk amount in the specified amounts via separate electronic fund transfers (EFT) payable to Treasurer of State, State of Ohio (ODJFS). The MCP should contact their Contract Administrator to verify the correct amounts required for the monetary assurance and the at-risk amount and obtain an invoice number prior to submitting the monetary assurance and the at-risk amount. Information from the invoices must be included with each EFT to ensure monies are deposited in the appropriate ODJFS Fund account. In addition, the MCP must send copies of the EFT bank confirmations and copies of the invoices to their Contract Administrator.

If the monetary assurance and the at-risk amount are not received as specified above, ODJFS will withhold the MCPs next months capitation payment until such time that ODJFS receives documentation that the monetary assurance and the at-risk amount are received by the Treasurer of State. If within one year of the date of issuance of the invoice, an MCP does not submit all outstanding monies owed and required submissions, including, but not limited to, grievance, appeal, encounter and cost report data related to time periods through the final date of service under the MCPs provider agreement, the monetary assurance will not be refunded to the MCP.

Appendix P
Page 2

ODJFS-INITIATED TERMINATIONS

If ODJFS initiates the proposed termination, nonrenewal or amendment of an MCPs provider agreement and the MCP appeals that proposed action, the MCPs provider agreement will be extended through the duration of the appeals process.

During this time, the MCP will continue to accrue points and be assessed penalties for each subsequent compliance assessment occurrence/violation under Appendix N of the provider agreement. If the MCP exceeds 69 points, each subsequent point accrual will result in a $15,000 nonrefundable fine.

Pursuant to OAC rule 5101:3-26-10(H), if ODJFS has proposed the termination, nonrenewal, denial or amendment of a provider agreement, ODJFS may notify the MCP's members of this proposed action and inform the members of their right to immediately terminate their membership with that MCP without cause. If ODJFS has proposed the termination, nonrenewal, denial or amendment of a provider agreement and access to medically-necessary covered services is jeopardized, ODJFS may propose to terminate the membership of all of the MCP's members. The appeal process for reconsideration of either of these proposed actions is as follows:

$ All notifications of such a proposed MCP membership termination will be made by ODJFS via certified or overnight mail to the identified MCP Contact.

$ MCPs notified by ODJFS of such a proposed MCP membership termination will have three working days from the date of receipt to request reconsideration.

$ All reconsideration requests must be submitted by either facsimile transmission or overnight mail to the Deputy Director, Office of Ohio Health Plans, and received by 5 PM on the third working day following receipt of the ODJFS notification. (For example, if ODJFS notification is received on August 6 the MCPs request for reconsideration must be delivered to the Deputy Director by no later than 5 PM on August 9.) The address and fax number to be used in making these requests will be specified in the ODJFS notification document.

$ The MCP will be responsible for verifying timely receipt of all reconsideration requests. All requests must explain in detail why the proposed MCP membership termination is not justified. The MCPs justification for reconsideration will be limited to a review of the written material submitted by the MCP.

Appendix P
Page 3

$ A final decision or request for additional information will be made by the Deputy Director within three working days of receipt of the request for reconsideration. Should the Deputy Director require additional time in rendering the final reconsideration decision, the MCP will be notified of such in writing.

$ The proposed MCP membership termination will not occur while an appeal is under review and pending the Deputy Directors decision. If the Deputy Director denies the appeal, the MCP membership termination will proceed at the first possible effective date. The date may be retroactive if the ODJFS determines that it would be in the best interest of the members.